EXHIBIT G-1

E.ON AG's Subsidiaries

     This exhibit lists and describes the subsidiaries of E.ON AG ("E.ON"). The list has been prepared with information available to E.ON in connection with the preparation of its annual accounts. The list is divided into two main categories--those companies E.ON intends to retain, and those it intends to divest. These two categories, in turn, are separated into eight sub-categories, based on the companies' main business activity: Energy, Chemicals, Oil, Real Estate, Aluminum, Distribution, Telecommunications and Other. As indicated in the Application, E.ON intends to divest VEBA Oel AG, Stinnes AG, Degussa AG, VAW aluminium AG, Viterra AG, and their respective subsidiaries. E.ON will retain E.ON Energie and its subsidiaries. E.ON Energie will file Form U-57 with the Commission and qualify as a foreign utility company ("FUCO") under Section 33 of the Act. Finally, E.ON also intends to retain select telecommunications and other companies.

     Where a subsidiary shares the business activity of its parent company, the business activity of the subsidiary is not separately identified. If the subsidiary's activity differs from that of its parent company, we have provided individual descriptions. The percentage indicated next to each company reflects the extent of the parent company's interest in that company.

     As used in this Exhibit, an "inactive" company refers to a company that does not conduct or solicit business and has no material revenues or income. Inactive companies are often held until the resolution of contingent liabilities, to maintain certain rights or as a shell company to be used in a future transaction. In the event E.ON seeks to reactivate any of its inactive subsidiaries, it will file a post-effective amendment seeking authorization to engage in the proposed activities to the extent such authorization is required under the 1935 Act.


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COMPANY CATEGORY                                                       PAGES

I.  TO BE RETAINED COMPANIES

Energy                                                                  3

Telecommunications                                                      31

Other                                                                   33


II.  TO BE DIVESTED COMPANIES

Chemical                                                                40

Oil                                                                     61

Real Estate                                                             71

Distribution

a. Klockner                                                             75

b. Stinnes                                                              76

Aluminum                                                                102

Other                                                                   105


                                       2


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I.  COMPANIES TO BE RETAINED

ENERGY/1/

E.ON AG

1.   E.ON Energie AG (100.0)
     1.1   Amata Power Bien Hoa, Ho Chi Minh City (12.5)
           -develops power-generation infrastructure in Vietnam.
     1.2 AVACON Beteiligungsgesellschaft mbH (83.3) (Braunschweigische Kohlen-Bergwerke AG owns 10.0)
           -holding company for interest in
           AVACON AG.
           1.2.1    AVACON AG (53.4)
                    -regional electricity, gas, heating and water distribution and supply company (i.e., provider of multiutility services) directly and through its subsidiaries in Lower Saxony, parts of North-Rhein Westfalia and parts of eastern Germany.
                    1.2.1.1    Abwasserentsorgung Bleckede GmbH (49.0)
                    1.2.1.2    Abwasserentsorgung Schoppenstedt (49.0)
                    1.2.1.3    Energieverband Wittingen GmbH (25.0)
                    1.2.1.4    Energiewerke Isernhagen GmbH (49.0)
                    1.2.1.5    PfE Prufungsgesellschaft fur
                               Energieversorgungsunternehmen mbH (14.3)
                               (also 50.0 owned by E.ON Energie AG; 28.6 owned by e.dis Energie Nord)
                               -provides internal audit services for the E.ON Energie Group.
                    1.2.1.6    Stadtwerke Garbsen GmbH (24.9)
                    1.2.1.7    Stadtwerke Neustadt GmbH (24.9)
                    1.2.1.8    Stadtwerke Nienburg/Weser GmbH (27.7)
                    1.2.1.9    Stadtwerke Salzwedel GmbH (100.0)
                    1.2.1.10   Stadtwerke Wolfenbuttel GmbH (26.0)
                    1.2.1.11   Stadtwerke Wolmirstedt GmbH (40.0)
                    1.2.1.12   Stromversorgung Osthannover GmbH (26.0)
                    1.2.1.13   Stromversorgung Zerbst GmbH (30.0)
                    1.2.1.14 IS: Energy Information Services fur die Energiewirtschaft GmbH (4.95) (also 37.15 owned by E.ON Energie AG, 18.57 owned by E.ON Bayern AG, 4.45 owned by e.dis Energie
                               Nord AG, 6.19 owned by TEAG Thuringer
                               Energie AG, and 1.98 owned by SCHLESWAG
                               Aktiengesellschaft)
                               -provides information technology services for E.ON Group companies.

--------------------------
/1/ Except as noted, subsidiaries are engaged in the businesses included in the descriptions provided for the parent company.

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

                               1.2.1.14.1  GEDOS Hungaria Kft. (100.0)
                    1.2.1.15   Thuga-Konsortium Beteiligungs GmbH (12.1)
                               (also 63.6 owned by Thuga Aktiengesellschaft)
                    1.2.1.16   UZH-Abwassertechnik GmbH (100.0)
                    1.2.1.17   Versorgungsbetriebe Celle Beteiligungs-GmbH
                               (100.0)
                    1.2.1.18   Versorgungsbetriebe Celle GmbH & Co. KG (99.0)
     1.3   Bayerische Wasserkraftwerke AG (50.0)
           -owns and operates hydro-electric power plants on the Lech river in Bavaria.
     1.4   Bayerngas GmbH (22.0)
           -constructs, acquires, operates and leases gas pipelines;
           provides gas transmission and distribution services in
           Bavaria.
     1.5   Bayernwerk AG (100.0)
           -used to pass through an European Investment Bank loan obtained to hedge against currency risks.
     1.6 Bayernwerk Wasserkraft GbR (61.5)(E.ON Bayern AG owns 18.7; E.ON Kraftwerke GmbH owns 10.9)
           -joint partnership used to bundle voting rights of E.ON
           Energie Group companies for purposes of achieving tax
           consolidation; holds interest in E.ON Wasserkraft GmbH.
     1.7   Bayernwerk Wasserkraft Stromhandels GbR (61.5) (E.ON Bayern AG
           owns 18.7; E.ON Kraftwerke GmbH owns 10.9)
           -joint partnership used to bundle voting rights of E.ON Energie Group companies for purposes of achieving German tax consolidation.
     1.8   Berliner Erdgasspeicher Besitz- u. Verwaltungsgesellschaft bR -
           (49.9)
           -manages and operates a natural gas reservoir in Berlin.
     1.9   B. Grimm Bayernwerk Elektrowatt ltd. (44.5)
           -holding company for shares in Amata Power Bien Hoa.
     1.10 BI Industriebesitz und Beteiligungen Bayernwerk AG & Co. OHG (60.49) (also 39.51 owned by E.ON Bayern AG)
           -manages holdings of E.ON Energie AG and E.ON Bayern AG.
           1.10.1   RL & BIG Beteiligungsverwaltung beschrankt haftende OHG
                    (100.0)
                    -acquires and manages holdings of BI Industriebesitz und Beteiligungen Bayernwerk AG & Co. OHG; currently holds shares in Lechwerke, a regional distribution company in Bavaria/ Baden Wurttemberg, Germany, and shares in Energieversorgung Sudsachsen Beteiligungs GmbH, a regional distribution company in eastern Germany.
                    1.10.1.1   E.ON Bayern AG (6.67) (also 11.59 owned by
                               E.ON Energie AG, 49.46 by Isarwerke GmbH,27.15 by CONTIGAS Deutsche Energie-Aktiengesellschaft,
                               0.31 byAktiengesellschaft, and 1.97 by Wurt.
                               Elektrizitats-GmbH & Co. KG)
                               -see Item 1.21 for description.

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     1.11  BKW FMB Energie AG (20.0)
           -integrated Swiss electric utility company engaged in generation, transmission, distribution and trading of electricity.
     1.12  Blockheizkraftwerk Marktheidenfeld GmbH (100.0)
           -owns and operates a co-generation power plant in Bavaria.
     1.13 BPR Energie Geschaftsbesorgung GmbH (35.0) (30.0 owned by E.ON Kraftwerke GmbH)
           -manages power-plant in Stendal, Germany; marketing agent for companies involved in the generation and distribution of electricity, steam and heat.
     1.14  Bremer Energie-Konsens GmbH (24.9)
           -together with the municipality of Bremen, Germany conducts research and public relations in the areas of environmental protection and energy consumption.
     1.15  CONTIGAS Deutsche Energie-Aktiengesellschaft (98.7)
           -supplies electricity, gas, heat and water directly and through its subsidiaries; trades in equipment used for supplying energy.
           1.15.1   CONTIGAS Italia GmH (100.0)
                    -engaged in the same activities as its parent in Italy.
           1.15.2   Gasversorgung Thuringen GmbH (49.0)
           1.15.3   Elektrizitatswerk Schwandorf GmbH (58.5)
           1.15.4   ENERGAS AG (100.0)
           1.15.5   Energieversorgung Ostbevern GmbH (53.3)
           1.15.6   Energiewerke Zeulenroda GmbH (37.5) (also 37.5 owned by
                    TEAG Thuringer Energie AG)
           1.15.7   E.ON Bayern AG (27.15) (also 11.59 owned by E.ON Energie AG,
                    49.46 by Isarwerke GmbH, 6.67 by RL & BIG
                    Beteiligungsverwaltung beschrankt haftende OHG, 0.31 by Thuga Aktiengesellschaft, and 1.97 by Wurt. Elektrizitats-GmbH & Co. KG)
                    -see Item 1.21 for description.
           1.15.8 ETO Entsorgungstechnik Oberfranken GmbH (70.0) (also 30.0 owned by ReCon Projektentwicklungs- und Beteiligungsgesellschaft mbH)
           1.15.9   Gasversorgung Schwandorf GmbH (75.0)
           1.15.10  Kabelcom Rheinhessen GmbH (100.0)
                    -provides telecommunications services.
           1.15.11  Licht- und Kraftwerke Seesen/Harz GmbH (75.0)
           1.15.12  PREVAG Provinzialsachsische
                    Energie-Versorgungs-GmbH (25.0) (also 25.0 owned by E.ON Energie AG)
                    -regional electricity distribution company; supplies electricity, gas, heat and water.
           1.15.13  Stadtwerke Erfurt Strom- und Fernwarme GmbH (44.5)
                    -municipal utility.
           1.15.14  Stadtwerke Heide GmbH (49.0)
                    -municipal utility.

           1.15.15  Stadtwerke Telgte GmbH (70.5)
                    -municipal utility.
           1.15.16  Thuga Aktiengesellschaft (18.9) (E.ON Energie also owns
                    41.72)
                    -see Item 1.97 for description.
     1.16  Depardieu International Finance (31.3)
           -special-purpose finance subsidiary for E.ON Energie AG.
     1.17  D-GAS B.V. (74.9)
           -gas trading company in the Netherlands.
     1.18 e.dis Energie Nord AG (52.3) (also 17.7 owned by Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH)
           -multi-utility in eastern Germany.
           1.18.1   e.dis natur Erneuerbare Energien GmbH (100.0)
                    -develops renewable energy solutions.
           1.18.2   e.discom Telekommunikation GmbH (100.0)
                    -provides telecommunications services in eastern Germany.
           1.18.3   e.distherm Warmedienstleistungen GmbH (100.0)
                    -provides central heating services.
           1.18.4   EVP Energieversorgung Potsdam GmbH (35.0)
                    -multi-utility in Potsdam, Germany.
           1.18.5   IS: Energy Information Services fur die
                    Energiewirtschaft GmbH (4.45) (also 4.95 owned by AVACON AG,
                    18.57 owned by E.ON Bayern AG, 37.15 owned by E.ON Energie AG, 6.19 owned by TEAG Thuringer Energie AG, and 1.98 owned by SCHLESWAG Aktiengesellschaft)
                    -see Item 1.2.1.14 for description.
           1.18.6   KEV Kommunale Energieversorgung Eisenhuttenstadt GmbH
                    (49.0)
                    -multi-utility in Eisenhuttenstadt, Germany.
           1.18.7 PfE Prufungsgesellschaft fur Energieversorgungsunternehmen mbH (28.6) (also 50.0 owned by E.ON Energie AG, 14.3 by AVACON AG)
                    -see Item 1.2.1.5 for description.
           1.18.8   SD Telekommunikations GmbH (34.5)
                    -provides telecommunications services to the city of Schwedt, Germany as part of a multi-utility offer/service for electricity-customers.
           1.18.9   SEV Stralsunder Energieversorgung GmbH (40.0)
                    -regional multi-utility.
           1.18.10  Stadtische Werke Brandenburg an der Havel GmbH (24.5)
                    -regional multi-utility.
           1.18.11  Stadtwerke Eberswalde GmbH (22.5)
                    -regional multi-utility.
           1.18.12  Stadtwerke Premnitz GmbH (35.1)
                    -regional multi-utility.
           1.18.13  Stadtwerke Schwedt GmbH (37.0)
                    -regional multi-utility.

           1.18.14 Warmeversorgungsgesellschaft Konigs Wusterhausen mbH (50.1) -provides central heating services.
     1.19  EEG - ERDGAS ERDOL GmbH (25.0)
           -constructs and operates underground storage reservoirs and plants used for generating electricity; produces natural gas and oil.
     1.20  E.ON Aqua GmbH - (100.0)
           -holding company for Gelsenwasser AG.
           1.20.1   Gelsenwasser AG (80.5)
                    -supplies water, sewage treatment services, and gas distribution services in North Rhein Westfalia and elsewhere, as noted.
                    1.20.1.1   Abwassergesellschaft Gelsenkirchen sewage mbH
                               (34.0)
                               -provides sewage treatment services.
                    1.20.1.2   BHK Tief- und Rohrbau GmbH (100.0)
                               -constructs water pipelines.
                    1.20.1.3   Gasversorgung Neubrandenburg GmbH (24.5) (also
                               24.5 owned by E.ON Bayern AG)
                               -gas supplier.
                    1.20.1.4 GW-Borsodviz Kozuzemi Szolgaltato Korlatolt Felelossegu Tarsasag (48.0)
                               -provides waste water treatment and water utility services in Hungary.
                    1.20.1.5 Hansewasser Ver-und Entsorgungs GmbH (49.0) -provides waste water treatment and water supply services in Bremen, Germany.
                    1.20.1.6   Niederrheinische Gas- und Wasserwerke GmbH
                               (100.0)
                               -provides gas and water utility services.
                               1.20.1.6.1 Allgemeine Wohnungsverwaltungs- & Betreuungsgesellschaft Verwey GmbH
                                           (100.0)
                                           -provides property management
                                           services.
                                      1.20.1.6.1.1    H+V
                                                      Liegenschaftsverwaltungs-
                                                      und Beteiligungs (75.0)
                               1.20.1.6.2  Barbara Tesche
                                           Grundbesitzverwaltungen Immobilien
                                           GmbH (100.0)
                                           -provides property management
                                           services for approximately 2,500
                                           units.
                               1.20.1.6.3  CHEVAK Cheb a.s (33.7)
                                           -provides water supply and waste
                                           water treatment services.
                               1.20.1.6.4  Erdgasheiztechnik
                                           Planungsgesellschaft fur
                                           haustechnische Anlagen mbH (100.0)
                                           -develops gas heating and
                                           airconditioning systems.

                               1.20.1.6.5  Erdgasversorgung Schwalmtal GmbH
                                           (50.0)
                                           -gas distribution utility.
                               1.20.1.6.6  Erdgaswarme Gesellschaft fur
                                           Heizungs- und Klimatechnik mbH
                                           (100.0)
                                           -sells equipment that uses gas for
                                           heating and air conditioning.
                               1.20.1.6.7  Gasversorgung Hunxe GmbH (90.0)
                                           -gas distribution utility in Hunxe.
                               1.20.1.6.8  Gerhard Lettmann GmbH (100.0)
                                           -provides installation services for
                                           heating and sanitation systems.
                               1.20.1.6.9  KMS KRASLICKA MESTSKA SPOLECNOST
                                           s.r.o (50.0)
                                           -provides water, waste water disposal
                                           and heating services.
                               1.20.1.6.10 PVU Prignitzer Energie- und
                                           Wasserversorgungsunternehmen GmbH
                                           (50.0)
                                           -municipal multi-utility.
                               1.20.1.6.11 Stadtwerke Burg GmbH (49.0)
                                           -municipal multi-utility.
                               1.20.1.6.12 Stadtwerke Kalkar GmbH (49.0)
                                           -municipal multi-utility.
                               1.20.1.6.13 Stadtwerke Weissenfels GmbH
                                           (24.5)
                                           -municipal multi-utility.
                               1.20.1.6.14 Stadtwerke Wesel GmbH (20.0)
                                           -municipal multi-utility.
                               1.20.1.6.15 Stadtwerke Zeitz GmbH (24.5)
                                           -municipal multi-utility.
                               1.20.1.6.16 TEREA Cheb s.r.o. (50.0)
                               1.20.1.6.17 Wasserversorgung Voerde GmbH (50.0)
                                           -water distribution utility.
                    1.20.1.7 Vereinigte Gas-und Wasserversorgung GmbH (100.0) -gas and water distribution utility.
                               1.20.1.7.1 Gasversorgung Westfalica GmbH (100.0) -gas and water distribution utility.
                                      1.20.1.7.1.1    Nahwarmeversorgung Bad
                                                      Oeynhausen GmbH (26.0)
                                      1.20.1.7.1.2    Nahwarmeversorgung Lohne
                                                      GmbH
                                                      (26.0)
                               1.20.1.7.2 Gas- und Wasserversorgung Hoxter GmbH (50.0)
                                           -municipal gas and water utility.
                               1.20.1.7.3 Kreiswasserversorgung Hoxter GmbH (100.0)
                                           -municipal gas and water utility.
                    1.20.1.8   AWS Abwassersysteme GmbH (100.0)

                               -sewage treatment utility.
                    1.20.1.9   Haltern Quelle GmbH (100.0)
                               -inactive.
                    1.20.1.10 IMD Ingenieurburo fur Messtechnik und Dienstleistungen GmbH (100.0)
                               -in liquidation.
                    1.20.1.11 Ostmecklenburgische Gasversorgung Neubrandenburg GmbH (50.0) (also 50.0 owned by E.ON Bayern AG) -municipal gas utility.
                    1.20.1.12  VeWa Vereinigte Wasser GmbH (33.3)
                               -provides water supply and waste water disposal services, particularly in Brandenburg, Mecklenburg- Vorpommern, Sachsen-Anhalt and Thurigen.
                    1.20.1.13  Wasserbeschaffung Mittlere Ruhr GmbH (50.0)
                               -municipal water utility.
                    1.20.1.14  Wasserversorgung Herne GmbH (50.0)
                               -municipal water utility.
                    1.20.1.15  Wasserwerk Muhlgrund GmbH (50.0)
                               -municipal water utility.
                    1.20.1.16  WGS Wasser-Gas-Service GmbH (100.0)
                               -operates, designs and maintains gas-supply, water- supply and waste water disposal plants.
     1.21 E.ON Bayern AG (11.59) (also 49.46 owned by Isarwerke GmbH, 27.15 by CONTIGAS Deutsche Energie-Aktiengesellschaft, 6.67 by RL & BIG Beteiligungsverwaltung beschrankt haftende OHG, 0.31 by Thuga Aktiengesellschaft, and 1.97 by Wurt. Elektrizitats- GmbH & Co. KG) -directly and through its subsidiaries provides multi-utility services in Bavaria.
           1.21.1 Ostmecklenburgische Gasversorgung Neubrandenburg GmbH (50.0) (also 50.0 owned by Gelsenwasser AG)
                    -see Item 1.20.1.11 for description.
           1.21.2 Bayernwerk Wasserkraft GbR (18.7) (also 61.5 owned by E.ON Energie AG; 10.9 owned by E.ON Kraftwerke GmbH)
                    -see Item 1.6 for description.
           1.21.3 Bayernwerk Wasserkraft Stromhandels GbR (18.7)(also 61.5 owned by E.ON Energie AG; 10.9 owned by E.ON Kraftwerke
                    GmbH)
                    -see Item 1.7 for description.
           1.21.4   BIM OBAG Immobilienverwaltungs GmbH & CO KG (100.0)
                    -leases real estate to E.ON Energie Group companies.
           1.21.5 E.ON Wasserkraft GmbH (18.7) (also 61.5 owned by E.ON Energie AG; 10.9 owned by E.ON Kraftwerke GmbH)
                    -operates hydroelectric power plants; provides water-supply and waste-water disposal services.
           1.21.6   Gasversorgung Ostbayern GmbH (65.0)

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

           1.21.7   BI Industriebesitz und Beteiligungen Bayernwerk AG & Co.
                    OHG (39.51) (also 60.49 owned by E.ON Energie AG)
                    -see Item 1.10 for description.
           1.21.8 ENSECO GmbH (83.4) (also 10.0 owned by TEAG Thuringer Energie AG)
                    -provides services to the energy-industry, including developing, delivering and installing metering-systems, customer account settlement services, and consulting services relating to applying new metering and information technology.
                    1.21.8.1 EBIT-Tele-Services GmbH (100.0)
                    1.21.8.2 IPR Industrie-Produkte Ruhla GmbH (80.0)
                    1.21.8.3 ZSG-Hungaria Kft. (90.0)
           1.21.9 Erdgas Sudbayern GmbH (25.0) (also 25.0 owned by Thuga Aktiengesellschaft)
           1.21.10 FITAS Verwaltung GmbH & Co. Vermietungs-KG (0.1) (E.ON AG also has a 99.9 interest)
                    -holds and manages the office building leased to E.ON Energie AG.
           1.21.11 Gasversorgung Neubrandenburg GmbH (24.5) (also 24.5 owned by Gelsenwasser AG)
                    -see Item 1.20.1.3 for description.
           1.21.12 Gemeinschaftskernkraftwerk Isar 2 GmbH (35.0) (also 40.0 owned by E.ON Kernkraft GmbH)
                    -owns and operates a nuclear generating plant in Munich, Germany.
           1.21.13 GZA Gesellschaft zur Zwischenlagerung schwach- und mittelradioaktiver Abfalle mbH (25.0) (also 75.0 owned by E.ON Kernkraft GmbH)
                    -interim storage of low and medium nuclear waste.
           1.21.14  Hibernia Gamma Beteiligungsgesellschaft mbH (64.5) (also
                    35.5 owned by E.ON Energie AG)
                    -Ireland-based investment fund for E.ON Energie's portfolio investments.
           1.21.15 Enaco-Energieanlagen- und Kommunikationstechnik GmbH (100.0) -constructs and installs electric distribution and cable communications networks.
                    1.21.15.1  EKS-Service Kft. (70.0)
                               -provides corrosion protection and concrete restoration services.
                    1.21.15.2  SEG LiPro Energietechnik GmbH (100.0)
                               -designs and constructs energy supply plants and sells related equipment.
                    1.21.15.3  SEG Rohrbau GmbH (100.0)
                               -designs and constructs water, gas and heating systems.

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

           1.21.16  Isam-Immobilien-GmbH (100.0)
                               -provides property development and management services, including for E.ON Energie's headquarters in Munich, Germany.
                    1.21.16.1  FITAS Verwaltung GmbH & Co. REGIUM-Objekte KG
                               (99.0)
                               -acquires, develops, manages and leases real
                               estate; will participate in construction
                               necessitated by the restructuring of E.ON
                               Bayern AG's service area.
                    1.21.16.2  FITAS Verwaltung GmbH & Co. Vermietungs-KG
                               (99.0)
                               -acquires, develops, manages and leases real
                               estate, including E.ON Bayern AG's regional
                               center in Munich, Germany.
                    1.21.16.3 FITAS Verwaltung GmbH & Co. Dritte Vermietungs-KG (90.0)
                               -acquires, develops, manages and leases real
                               estate.
           1.21.17 Isar-Amperwerke-Gesellschaft fur stadtische Energieversorgung mbH (100.0)
                    -inactive.
           1.21.18 Josef Stanglmeier Bauunternehmung GmbH & Co. KG (95.6) -operates a construction business specializing in utility-related projects.
                    1.21.18.1 STAM Josef Stanglmeier GmbH Asphalt-Mischwerk (100.0)
                               -sells and trades in construction materials.
                    1.21.18.2  STAWA Universal-Bau GmbH (100.0)
                               -engages in construction, including water main laying and road-construction.
           1.21.19 Josef Stanglmeier-Beteiligungsgesellschaft mbH (100.0) -holds interests in construction companies, particularly in Josef Stanglmeier Bauunternehmung GmbH & Co. KG.
                    1.21.19.1  Heinz Reischl GmbH (100.0)
                               -in liquidation.
           1.21.20  LIC Langmatz GmbH (100.0)
                    -develops, produces and markets products used for energy supply, telecommunications services and traffic management technology.
           1.21.21  Stromversorgung Ruhpolding GmbH (100.0)
                    -generates, transports and distributes electricity in Ruhpolding and Siegsdorf, Germany.
                    1.21.21.1  Rauschbergbahn GmbH (77.4)
                               -operates a cable-car in Rauschberg, Germany.
           1.21.22 Energetikai es Tavkozlesi Halozatepito es Szerelo Kft. (50.0) (also 50.0 owned by Tiszantuli Aramszolgaltato Rt.)
           1.21.23 UET GmbH (25.0) (also 75.0 owned by E.ON Energie AG) -provides management consulting services in strategy, infrastructure and project management, organization, marketing and sales (particularly in the areas of environmental, energy-and disposal-technology).
           1.21.24  WSG Warmeversorgung Sudbayern GmbH (100.0)
                    -provides district heating services.
           1.21.25 Frankengas GmbH (10.0) (also 10.0 owned by Thuga Aktiengesellschaft)
                    -municipal gas utility.
           1.21.26  Frankische Gas-Lieferungs-Gesellschaft mbH (65.0)
                    (Thuga Aktiengesellschaft owns 35.0)
                    -municipal gas utility.
           1.21.27  Ferngas Nordbayern GmbH (16.9)
                    -municipal gas utility.
           1.21.28 IS: Energy Information Services fur die Energiewirtschaft GmbH (18.57) (also 4.95 owned by AVACON AG, 37.15 owned by E.ON Energie AG, 4.45 owned by e.dis Energie Nord AG, 6.19 owned by TEAG Thuringer Energie AG, and 1.98 owned by SCHLESWAG Aktiengesellschaft)
                    -see Item 1.2.1.14 for description.
           1.21.29  Kurgan Grundstucks-Verwaltungsgesellschaft mbH & Co. OHG
                    (90.0)
                    -provides property-management services.
           1.21.30  HEG Heizwerk Eltmann GmbH (74.0)
           1.21.31  Herzo Media Beteiligungs GmbH (20.0)
                    -provides telecommunications services to the city of Herzogenaurach, Germany as part of a multi-utility offering to electricity-customers.
           1.21.32  Nurnberger Strasse 57 Grundstucks GmbH & Co.KG (100.0)
                    -owns and manages a storage facility for E.ON Bayern AG at Nurnberger Strasse 57 in Wurzburg, Germany.
           1.21.33 SULPUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Heizkraftwerk Jena-Sud OHG (50.0) (also 50.0 owned by E.ON Energie AG)
                    -operates a heating power plant, provides district heating; acquires, manages and leases property used for operating the heating power plant.
           1.21.34 SULPUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Erfurt KG (94.0)
                    -operates transformer stations; acquires and leases real estate used to operate the stations.
           1.21.35  VGM Versorgungsgesellschaft Marktredwitz mbH (90.0)
           1.21.36  Weissmainkraftwerk Rohrenhof AG (91.4)
           1.21.37  Blockheizkraftwerk Hammelburg GmbH (100.0)
                    -owns a cogeneration plant in Bavaria.
           1.21.38  Energieversorgung Gemunden GmbH (100.0)
                    -municipal utility.

           1.21.39  EVA Energieversorgung Alzenau GmbH (69.0)
                    -municipal utility.
           1.21.40 Gasversorgung Unterfranken GmbH (19.4) (also 30.6 owned by Thuga Aktiengesellschaft)
                    -municipal gas utility.
           1.21.41  UWU Mediendienste GmbH (100.0)
                    -provides local telecommunications services.
                    1.21.41.1  Sporl GmbH & Co Breitbandkabel KG (100.0)
                    1.21.41.2  Sporl Verwaltungs-GmbH (100.0)
           1.21.42  GHD OBAG AG & Co. KG (75.0)
           1.21.43  Ostbayerische Energieanlagen GmbH (100.0)
           1.21.44 REWAG Regensburger Energie- und Wasserversorgung AG & Co KG (35.5)
                    -municipal utility.
     1.22  E.ON Benelux B.V (100.0)
           -holding company for E.ON Energie's energy activities in the Netherlands.
           1.22.1   E.ON Benelux Generation N.V. (100.0)
                    -engaged in the generation, traqnsmission and sale of electricity, and trades in electric energy.
                    1.22.1.1   BioMass Nederland b.v (100.0)
                               -generates renewable biomass fueled electricity.
                    1.22.1.2   E.ON Benelux Energy B.V. (100.0)
                               -markets power generated by E.ON Benelux
                               Generation.
                    1.22.1.3   E.ON Benelux Services B.V.(100.0)
                               -offers energy-related services, including heating, water, steam, and compressed air.
                    1.22.1.4   EMUC b.v. (100.0)
                               -inactive.
                    1.22.1.5   EZH-SEON b.v. (100.0)
                               -finances energy and environmental protection related projects.
                    1.22.1.6   EZH-Systems (100.0)
                               -inactive.
                    1.22.1.7   Maasvlakte I b.v. (100.0)
                               -owns coal power plants in Rotterdam,
                               Netherlands.
                    1.22.1.8   Maasvlakte II b.v. (100.0)
                               -owns coal power plants in Rotterdam,
                               Netherlands.
     1.23  E. ON Bohemia s.r.o. (100.0)
           -management and holding company for E.ON Energie's businesses in the Czech Republic; buys and sells water; provides technical consulting services.
     1.24  E.ON Energie Immobilien GmbH & Co. Alpha KG (100.0)
           -provides property management services for property owned by E.ON Energie in Munich.

     1.25  E.ON Energie Immobilien GmbH & Co. Beta KG (100.0)
           -provides property managent services for property owned by E.ON Energie, including the property surrounding transformer stations in Karlsfeld, Germany.
     1.26  E.ON Energie Immobilien GmbH & Co. Gamma KG (100.0)
           -provides property managent services for property owned by E.ON Energie, including vacation homes used by E.ON Energie employees.
     1.27  E.ON Energie 1. (100.0)
           -inactive.
     1.28  E.ON Energie 2. (100.0)
           -inactive.
     1.29  E.ON Energie 3. (100.0)
           -inactive.
     1.30  E.ON Energie 4. (100.0)
           -inactive.
     1.31  E.ON Energie 5. (100.0)
           -inactive.
     1.32  E.ON Energie 6. (100.0)
           -inactive.
     1.33  E.ON Energie 7. (100.0)
           -inactive.
     1.34  E.ON Energie 8. (100.0)
           -inactive.
     1.35 E.ON Energie Vermogensanlage GbR (90.0) (also 10.0 owned by Kernkraftwerk Stade GmbH)
           -manages separate reserve funds related to the Stade electric power plant that is jointly owned with a non-affiliate.
     1.36  E.ON Energie Immobilien GmbH  (100.0)
           -provides property management services for real estate and facilities owned by E.ON Energie.
     1.37  E.ON Facility Management GmbH (100.0)
           - renders property management services for property owned by E.ON Energie.
     1.38  E.ON Energiebeteiligungs GmbH (100.0)
           -holding company.
           1.38.1 GASAG Berliner Gaswerke Aktiengesellschaft (13.0) (Thuga Aktiengesellschaft also owns 12.0, and E.ON Energie AG owns 12.95.)
                    -gas distribution company in Berlin, Germany.
           1.38.2   swb AG (Stadtwerke Bremen Aktiengesellschaft) (22.5)
                    -municipal multi-utility in Bremen, Germany.
     1.39  E.ON Engineering GmbH (100.0)
           -provides consulting, engineering and planning services in connection with power plant construction, and environmental protection.

     1.40  E.ON Hungaria Energetikai Reszvenytarsasag (100.0)
           -directly and through its subsidiaries engages in electricity supply and gas distribution in Hungary.
           1.40.1 DKCE Debreceni Kobinalt Ciklusu Eromu Kft (90.0) (also 10.0 by Tiszantuli Aramszolgaltato Rt.)
           1.40.2   Del-dunantuli Aramszolgaltato Reszvenytarsasag (90.6)
                    1.40.2.1 DEL-WATT Kft (100.0)
           1.40.3   Elso Magyar Szeleromu Kft, Ungarn Kulcs (74.7)
           1.40.4   Eszak-dunantuli Aramszolgaltato Rt. (27.7)
           1.40.5   Kozepdunantuli Gazszolgaltato Reszvenytarsasag (31.2)
           1.40.6   Tiszantuli Aramszolgaltato Rt. (82.9)
                    1.40.6.1   Debreceni Eromu Kft (100.0)
                    1.40.6.2 DKCE Debreceni Kobinalt Ciklusu Eromu Kft (10.0) (also 90.0 owned by E.ON Hungaria Energetikai Reszvenytarsasag)
                    1.40.6.3   Nyiregyhazi Eromu Kft. (100.0)
                    1.40.6.4 Energetikai es Tavkozlesi Halozatepito es Szerelo Kft.- (50.0) (also 50.0 owned by E.ON Bayern AG.)
     1.41  E.ON Italia S.p.A. (100.0)
           -engages in energy marketing and retail energy supply in Italy.
     1.42  E.ON Kernkraft GmbH (100.0)
           -directly and through its subsidiaries owns and operates nuclear power stations in Germany; holds shares in related businesses, e.g. nuclear fuel reprocessing, control room simulator, nuclear waste disposal.
           1.42.1 Deutsche Gesellschaft fur Wiederaufarbeitung von Kernbrennstoffen mbH (14.6) (also 21.8 owned by Norddeutsche Gesellschaft zur Beratung und Durchfuhrung von Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH)) -reprocesses spent nuclear fuel.
           1.42.2   Gemeinschaftskernkraftwerk Grohnde GmbH (50.0)
                    -owns a nuclear plant in Grohnde, Germany.
           1.42.3 Gemeinschaftskernkraftwerk Isar 2 GmbH (40.0) (also 35.0 owned by E.ON Bayern AG)
                    -see Item 1.21.12 for description.
           1.42.4   GfS Gesellschaft fur Simulatorschulung mbH (36.5)
                    -operates a nuclear plant control room simulator school.
           1.42.5   GNS Gesellschaft fur Nuklear-Service mbH (48.0)
           1.42.6 GZA Gesellschaft zur Zwischenlagerung schwach- und mittelradioaktiver Abfalle mbH (75.0) (also 25.0 owned by E.ON Bayern AG)
                    -see Item 1.21.13 for description.
           1.42.7   Kernkraftwerk Brokdorf GbR (80.0)
                    -joint partnership used to bundle voting rights in E.ON Kernkraft subsidiaries for purposes of achieving German tax consolidation.
           1.42.8   Kernkraftwerk Brokdorf GmbH (80.0)
                    -owns a nuclear power plant in Schleswig-Holstein.

           1.42.9   Kernkraftwerk Brunsbuttel GmbH (33.3)
                    -owns a nuclear power plant in Brunsbuttel.
           1.42.10  Kernkraftwerk Isar 1 GmbH (100.0)
                    -owns a nuclear power plant in Munich.
           1.42.11  Kernkraftwerke Isar VerwaltungsGmbH (100.0)
                    -provides a broad range of services for E.ON Kernkraft GmbH, including: obtaining financing for Kernkraftwerk Isar 1 GmbH and Kernkraftwerk Isar 2 GmbH, fulfilling certification, information and disclosure requirements, and settling accounts with the owners of Kernkraftwerk Isar 1 GmbH and Kernkraftwerk Isar 2 GmbH.
           1.42.12  Kernkraftwerk Krummel GmbH (50.0)
                    -owns a nuclear power plant in Krummel, Germany.
           1.42.13  Kernkraftwerke Lippe-Ems GmbH (12.5)
                    -owns a nuclear power plant in western Germany.
           1.42.14  Kernkraftwerk RWE-Bayernwerk GmbH (25.0)
                    -holds shares in a German nuclear power plant in southern Germany.
           1.42.15  Kernkraftwerk Stade GbR (66.7)
                    -joint partnership used to bundle voting rights in Kernkraftwerk Stade GmbH for purposes of achieving German tax consolidation.
           1.42.16  Kernkraftwerk Stade GmbH (66.7)
                    -owns a nuclear power plant in northern Germany.
                    1.42.16.1  E.ON Energie Vermogensanlage GbR (10.0) (also
                               90.0 owned by E.ON Energie AG)
                               -see Item 1.35 for description.
           1.42.17  Kraftwerks-Simulator-Gesellschaft mbH (36.5)
                    -owns a nuclear power plant control room simulator.
           1.42.18  Nord GbR (88.6)
                    -joint partnership used to bundle voting rights in Norddeutsche Gesellschaft zur Beratung und Durchfuhrung von Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH) for purposes of achieving German tax consolidation.
           1.42.19 Norddeutsche Gesellschaft zur Beratung und Durchfuhrung von Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH) (88.6)
                    -provides consulting services regarding nuclear waste disposal and provides waste disposal services.
                    1.42.19.1 Deutsche Gesellschaft fur Wiederaufarbeitung von Kernbrennstoffen mbH (21.8) (also 14.6 owned by E.ON Kernkraft GmbH)
                               -see Item 1.42.1 for description.
           1.42.20  Urangesellschaft mbH (10.3)
                    -operates uranium and thorium processing plants; develops storage facilities for uranium and thorium; trades in same.
           1.42.21  Uranit GmbH (50.0)
                    -engaged in nuclear fuel acquisition.

     1.43  E.ON Kraftwerke GmbH (97.2)
                    -directly and through its subsidiaries operates hard coal and lignite fired power plants as well as gas and oil fired facilities; constructs, acquires and operates energy supply and waste-incineration plants; sells energy generated in the Ruhr area of Germany.
           1.43.1   AVG Abfall-Verwertungs-Gesellschaft mbH (80.0)
                    -owns a waste incinerator.
                    1.43.1.1   GAREG Umwelt-Logistik GmbH (52.9)
                               -collects and transports waste to incineration plant.
           1.43.2   BauMineral GmbH Herten (51.0)
                    -directly and through its subsidiaries processes, transports and sells power-plant operation by-products such as ash and gypsum; sells mineral building materials.
                    1.43.2.1   Asikos Strahlmittel GmbH (50.0)
                               -produces and sells abrasive cleaners and rust removal materials used for exterior surfaces of power plants and other buildings.
                    1.43.2.2   BauMix Baustoffe GmbH (51.0)
                               -sells materials used for mining and
                               construction.
                    1.43.2.3 Sitrans Speditions- und Transportgesellschaft mbH (100.0)
                    1.43.2.4 Sitrans Speditions- und Transportgesellschaft mbH Erfurt (100.0)
           1.43.3 Bayernwerk Wasserkraft GbR (10.9) (also 61.5 owned by E.ON Energie AG; 18.7 owned by E.ON Bayern AG)
                    -see Item 1.6 for description.
           1.43.4   Bayernwerk Wasserkraft Stromhandels GbR (10.9) (E.ON
                    Bayern AG owns 18.7; E.ON Energie AG owns 61.5)
                    -see Item 1.7 for description.
           1.43.5 BPR Energie Geschaftsbesorgung GmbH (30.0) (E.ON Energie owns 35.0)
                    -see Item 1.13 for description.
           1.43.6   Braunschweigische Kohlen-Bergwerke AG (99.9)
                    -engages in lignite mining and lignite fueled generation; holds interests in energy distribution and supply companies located in Lower Saxony, Germany.
                    1.43.6.1 AVACON Beteiligungsgesellschaft mbH (10.0) (E.ON Energie AG owns 83.3)
                               -see item 1.2 for description.
                    1.43.6.2 BEV Braunschweiger Entsorger Verbund GmbH (90.0) -holds shares in Strassenreinigungsamt Braunschweig GmbH, a company that provides street cleaning services.
                    1.43.6.3   Entsorgungszentrum Salzgitter GmbH (50.0)
                               -owns a waste-incinerator.

                    1.43.6.4 HBV Helmstedter Vermogensverwaltungs GmbH (100.0) -inactive.
                    1.43.6.5   Invitel GmbH (100.0)
                               -provides telecommunications services.
                    1.43.6.6 Norddeutsche Gesellschaft zur Ablagerung von Mineralstoffen mbH (51.0)
                    1.43.6.7 Ruhr-Schwefelsaure GmbH (40.0) (VEBA Oil Refining & Petrochemical GmbH also owns 40.0)
                               -processes sediments from power plant gas
                               desulphurization.
                    1.43.6.8   Terrakomp GmbH (100.0)
                               -reclaims coal strip-mines.
                    1.43.6.9   Wohnungbaugesellschaft niedersachsischer
                               Braunkohlewerke mbH (98.0)
                               -provides facility management services for worker housing.
           1.43.7   E.ON Anlagenservice GmbH (75.0)
                    -provides maintenance services for E.ON Kraftwerke
                    facilities.
           1.43.8   E.ON Energy Projects GmbH (100.0)
                    -develops energy projects (co-generation, biomass, wind power and other renewables) in Germany and internationally.
                    1.43.8.1 E.ON Kraftwerke Ruhr International Power Development GmbH (100.0)
                               1.43.8.1.1 Shuangli Waste Corporation Ltd (60.0) -provides consulting services in the field of coal conversion.
           1.43.9   E.ON Fernwarme GmbH (100.0)
                    -directly and through its subsidiaries provides district heating in the Ruhr-region of Germany.
                    1.43.9.1   VEW-VKR Fernwarmeleitung Shamrock-Bochum GbR
                               (55.1)
                    1.43.9.2   Fernwarmeversorgung Herne GmbH (50.0)
           1.43.10  EUT Grundstucksverwaltungsgesellschaft mbH (50.0)
                    -provides property management and leasing services, primarily for an E.ON Kraftwerke GmbH office building located in Radebeul, Germany.
           1.43.11 E.ON Wasserkraft GmbH (10.9) (also 61.5 owned by E.ON Energie AG; 18.7 owned by E.ON Bayern AG)
                    -see Item 1.21.5 for description.
           1.43.12 GbR "Vereinigung der Gesellschafter der BauMineral GmbH" (51.0) (also 49.0 owned by Stinnes Aktiengesellschaft) -joint partnership for bundling shares in BauMineral for German tax consolidation purposes.
           1.43.13  Gemeinschaftskraftwerk Kiel GmbH (50.0)
                    -owns a coal power plant in Kiel, Germany.

           1.43.14  Gesellschaft fur Energiebeteiligung mbH (Essen) (24.1)
                    (also 50.3 owned by E.ON AG)
                    -holding company for shares in STEAG AG.
                    1.43.14.1  STEAG AG (25.89)
                               -constructs, owns and operates power plants in the Ruhr region of Germany and elsewhere.
           1.43.15 Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH (10.0) (also 90.0 owned by E.ON Energie AG)
                    -holding company for e.dis Energie Nord AG shares.
                    1.43.15.1 e.dis Energie Nord AG (17.7) (E.ON Energie AG also owns 52.3)
                               -see Item 1.18 for description.
           1.43.16  Gipswerk Scholven GmbH (100.0)
                    -processes gypsum at power plants.
           1.43.17  HKWG Heizkraftwerk Gluckstadt GmbH (50.0)
                    -owns cogeneration plant in northern Germany.
           1.43.18 HTV Gesellschaft fur Hochtemperaturverbrennung mbH (50.0) -operates a high-temperature incineration plant.
           1.43.19  KNG Kraftwerks- und Netzgesellschaft mbH (45.7)
                    -develops, owns and operates energy plants, including a coal power plant in Rostock, Germany.
           1.43.20  Kraftwerk Buer Betriebsgesellschaft mbH (50.0)
                    -owns a coal power plant in western Germany.
           1.43.21  Kraftwerk Buer GbR (50.0)
                    -joint partnership used to bundle voting rights in Kraftwerk Buer Betriebsgesellschaft mbH for purposes of achieving German tax consolidation.
           1.43.22  Kraftwerk EV 3 I/S (50.0)
                    -owns a coal-fired power plant in Apenrade, Denmark.
           1.43.23  Kraftwerk Mehrum GmbH (50.0)
                    -owns a coal power plant in Hanover, Germany.
           1.43.24  Kraftwerk Kassel GbR (60.0)
                    -joint partnership used to bundle voting rights in Kraftwerk Kassel Verwaltungsgesellschaft mbH for purposes of achieving German tax consolidation.
           1.43.25  Kraftwerk Kassel Verwaltungsgesellschaft mbH (60.0)
                    -owns a coal-fired power plant.
           1.43.26  Kraftwerk Schkopau Betriebsgesellschaft mbH (55.6)
                    -operates a coal power plant in Schkopau, eastern Germany.
           1.43.27  Kraftwerk Schkopau GbR (58.1)
                    -joint partnership used to bundle voting rights in Kraftwerk Schkopau Betriebsgesellschaft mbH for purposes of achieving German tax consolidation.
           1.43.28  Mullverwertung Borsigstrasse GmbH (20.0)
                    -owns a waste incineration plant.

           1.43.29  Mullverbrennungsanlage Stapelfeld GmbH (100.0)
                    -owns a waste incinerating plant in Stapelfeld, Germany.
           1.43.30  ReCon Projektentwicklungs - und Beteiligungsgesellschaft
                    mbH (100.0)
                    -directly and through its subsidiaries develops environmental, waste water, disposal, and other related projects.
                    1.43.30.1 ETO Entsorgungstechnik Oberfranken GmbH (30.0) (also 70.0 owned by CONTIGAS Deutsche Energie-Aktiengesellschaft)
                    1.43.30.2 GAW Gesellschaft fur Abwasserwirtschaft mbH (87.5) (also 12.5 owned by OEG Ostbayerische Entsorgungsgesellschaft GmbH)
                    1.43.30.3 GEO Gesellschaft fur Entsorgung in Oberbayern mbH (100.0)
                    1.43.30.4 OEG Ostbayerische Entsorgungsgesellschaft GmbH (100.0)
                               1.43.30.4.1 Deponienachsorgegesellschaft mbH
                                           (51.0)
                               1.43.30.4.2 GAW Gesellschaft fur
                                           Abwasserwirtschaft mbH (12.5)
                                           (also 87.5 owned by ReCon
                                           Projektentwicklungs - und
                                           Beteiligungsgesellschaft mbH)
                               1.43.30.4.3 MSB Mullkraftwerk Schwandorf
                                           Betriebsgesellschaft mbH (24.0) (also
                                           51.0 owned by E.ON Energie AG)
                                           -manages and maintains the waste
                                           power plant in Schwandorf (Germany).
                               1.43.30.4.4 ReTro Schwandorf, Gesellschaft zur
                                           Trocknung von Schlammen mbH,
                                           Schwandorf (100.0)
                    1.43.30.5  Slovakia Ekospol sro (51.0)
                    1.43.30.6  TEAG Entsorgung GmbH (100.0)
           1.43.31  SAVA Sonderabfallverbrennungsanlagen GmbH (33.3)
                    -owns a waste incinerating plant for hazardous waste in Hamburg.
           1.43.32  Stadtische Werke Magdeburg GmbH (29.0)
                    -municipal multi-utility in Magdeburg, Germany.
           1.43.33  WEWATEC GmbH Wertstofftechnik Wackersdorf  (74.6)
                    -processes and recycles waste.
           1.43.34  Vereinigung der Gesellschafter der AVG GbR (80.0)
                    -joint partnership used to bundle voting rights in AVG Abfall-Verwertungs-Gesellschaft mbH for purposes of achieving German tax consolidation.
           1.43.35  Volkswagen AG PreussenElektra AG OHG (95.0)
                    -owns an inside-the-fence industrial power facility located in Wolfsburg, Germany associated with a Volkswagen AG facility.
     1.44  E.ON Netz GmbH  (100.0)
           -owns and operates E.ON Energie's electric transmission grid in Germany.
     1.45  E.ON Polska spzoo (100.0)

           -markets and retails energy in Poland.
     1.46  E.ON Scandinavia Aktiebolag (100.0)
           -holding company for E.ON Energie's Scandinavian interests.
           1.46.1   Baltic Cable AB (66.6)
                    -owns and operates an under-sea electric transmission cable.
           1.46.2   Graninge Aktiebolag (13.3)
                    -Swedish electric utility.
           1.46.3 Sydkraft AB (60.7) (equity), (65.8) (voting rights) -integrated gas and electric utility; directly and through its subsidiaries owns and operates power plants.
                    1.46.3.1   AB NORDKRAFT (100.0)
                    1.46.3.2   Admeo Networks AB (75.0)
                    1.46.3.3   Baltic Gas Interconnector BGI AB (100.0)
                    1.46.3.4   BALTIC JOINT VENTURE AB (100.0)
                    1.46.3.5   Billeberga Bioenergi AB (100.0)
                    1.46.3.6   Billeberga Kraft & Energi Forsaljnings AB (100.0)
                    1.46.3.7   Delemark & Stromberg Debinfo AB (65.0)
                    1.46.3.8   ELEKTRO SANDBERG TEKNIK AB (100.0)
                    1.46.3.9   ElektroSandberg AB (100.0)
                    1.46.3.10  Enerchem AB (100.0)
                    1.46.3.11  Enista AB (100.0)
                    1.46.3.12  Evicom AB (100.0)
                    1.46.3.13  Goda Grannar AB (100.0)
                    1.46.3.14  Hallsbergs Kraft och Varme (100.0)
                    1.46.3.15  Hassleholm Elforsaljning AB (100.0)
                    1.46.3.16  HEMAB Elforsaljning AB (75.0)
                    1.46.3.17  HJALMARKRAFT AB (100.0)
                    1.46.3.18  HOFORS KRAFT KB (100.0)
                    1.46.3.19  Karfttransport AB (100.0)
                    1.46.3.20  Karlshamn Kraft AB (70.0)
                    1.46.3.21  KOLBACKENS KRAFT KB (100.0)
                    1.46.3.22  Leabolaget AB (98.3)
                    1.46.3.23  MALMO ENERGI ELFORSALJNING AB (100.0)
                    1.46.3.24  Markushusbro AB (100.0)
                    1.46.3.25  MittCommunication i Sundsvall AB (100.0)
                    1.46.3.26  Nora Bergsslags Energi AB (100.0)
                    1.46.3.27  Nora Energi AB (100.0)
                    1.46.3.28  Nordkraft Service AB (100.0)
                    1.46.3.29  Norrlands Energi Forsaljning AB (100.0)
                    1.46.3.30  OKG AB (54.5)
                    1.46.3.31  OLA AB (100.0)
                    1.46.3.32  Osby Energihandel AB (100.0)
                    1.46.3.33  Osterangens Fastighets AB (100.0)
                    1.46.3.34  Osternarkes Kraft AB (100.0)
                    1.46.3.35  Osternarkes Kraftforsaljnings AB (100.0)
                    1.46.3.36  Soderhamns Elforsalning AB (100.0)

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

                    1.46.3.37  SVENKT NATURGASLAGER AB (100.0)
                    1.46.3.38  Sycon AB (100.0)
                    1.46.3.39  Sydenergi AB (100.0)
                    1.46.3.40  Sydgas AB (100.0)
                    1.46.3.41  Sydkraft Atervinning AB (90.1)
                    1.46.3.42  Sydkraft Bransle AB (100.0)
                    1.46.3.43  Sydkraft Bredband AB (100.0)
                    1.46.3.44  Sydkraft Danmark A/S (100.0)
                    1.46.3.45  Sydkraft Ecoplus AB (100.0)
                    1.46.3.46  Sydkraft Elnat Billeberga AB (100.0)
                    1.46.3.47  Sydkraft Elnat Hassleholm AB (100.0)
                    1.46.3.48  Sydkraft Elnat Lessebo AB (100.0)
                    1.46.3.49  Sydkraft Elnat Malardalen AB (100.0)
                    1.46.3.50  Sydkraft Elnat Malmo AB (100.0)
                    1.46.3.51  Sydkraft Elnat Nord AB Regionnat (100.0)
                    1.46.3.52  Sydkraft Elnat Osby AB (100.0)
                    1.46.3.53  Sydkraft Elnat Syd AB (100.0)
                    1.46.3.54  Sydkraft Energetyca Sp.zo.o (100.0)
                    1.46.3.55  Sydkraft Energy Trading AB (100.0)
                    1.46.3.56  Sydkraft Fastigheter AB (100.0)
                    1.46.3.57  SYDKRAFT FORSAKRING AB (100.0)
                    1.46.3.58  Sydkraft Forsaljning AB (100.0)
                    1.46.3.59  Sydkraft Gas AB (100.0)
                    1.46.3.60  SYDKRAFT GASTURBINER AB (100.0)
                    1.46.3.61  Sydkraft i Nora AB (100.0)
                    1.46.3.62  Sydkraft International AB (100.0)
                    1.46.3.63  Sydkraft Kraftcentrum AB (100.0)
                    1.46.3.64  Sydkraft Malardalen AB (100.0)
                    1.46.3.65  Sydkraft Matteknik AB (100.0)
                    1.46.3.66  Sydkraft Ost AB (100.0)
                    1.46.3.67  Sydkraft Ostnat AB (100.0)
                    1.46.3.68  Sydkraft Ostnat VSA AB (100.0)
                    1.46.3.69  Sydkraft Ostvarme AB (100.0)
                    1.46.3.70  Sydkraft Polska Sp.zo.o (75.0)
                    1.46.3.71  Sydkraft ServicePartner AB (100.0)
                    1.46.3.72  Sydkraft Vame Syd AB (100.0)
                    1.46.3.73  Sydkraft Varme Malardalen AB (100.0)
                    1.46.3.74  Sydkraft Varme Norrland AB (100.0)
                    1.46.3.75  Sydkraft Vattenkraft AB (100.0)
                    1.46.3.76  Sydkraft Vind AB (100.0)
                    1.46.3.77  Sydkraft Vindon AB (100.0)
                    1.46.3.78  SYDNARKE ENERGI AB (100.0)
                    1.46.3.79  Sydkraft Ostsverige AB (100.0)
                    1.46.3.80  Sydsvenska Varmekraft AB (100.0)
                    1.46.3.81  Tellus Elkab AB (100.0)
                    1.46.3.82  Tellus Evab AB (100.0)

                    1.46.3.83  UNITED FUEL AB (100.0)
                    1.46.3.84  Uppvidinge Eldistribution AB (100.0)
                    1.46.3.85  Uppvidinge Energi AB (100.0)
                    1.46.3.86  Vastbo Kraft AB (99.4)
                    1.46.3.87  WM-data Ellips AB (65.0)
                    1.46.3.88  Acton energy GmbH (50.0)
                    1.46.3.89  Elektra Energihandel A/S (25.0)
                    1.46.3.90  Frederikstad Energinett AS (35.0)
                    1.46.3.91  Fredridstad Fjernvarme AS (35.0)
                    1.46.3.92  Frederikstad Energiverk AS (49.0)
                    1.46.3.93  Graninge Aktiebolag (36.3)
                    1.46.3.94  Graningeverkens AB (22.9)
                    1.46.3.95  Hafslund ASA (26.4)
                    1.46.3.96  KARSKAR ENERGI AB (50.0)
                    1.46.3.97  LRC Novo AB (50.0)
                    1.46.3.98  Oskarhamns Energi AB (50.0)
                    1.46.3.99  Ostfold Energi Kraftsalg AS (49.0)
                    1.46.3.100 Ostfold Energi Nett AS  (49.0)
                    1.46.3.101 Ostfold Energi Varme AS (49.0)
                    1.46.3.102 Perstorps Fjarrvarme AB (50.0)
                    1.46.3.103 Ringhals AB (25.8)
                    1.46.3.104 Staffanstorps Energi AB (50.0)
                    1.46.3.105 Triangelbolaget D4 AB (25.0)
                    1.46.3.106 Varnamo Energi AB (44.8)
     1.47  E.ON Trading GmbH (100.0)
           -engages in energy-trading businesses in European energy markets and power-exchanges in Germany, the Netherlands and Scandinavia.
     1.48  E.ON Vertrieb GmbH (100.0)
           -markets and sells energy and performs related services.
           1.48.1 Pfleiderer Energietechnik Verwaltungs - GmbH (74.8) -operates and manages energy-plants.
     1.49 E.ON Wasserkraft GmbH (61.5) (also 18.7 owned by E.ON Bayern AG; 10.9 owned by E.ON Kraftwerke GmbH)
           -see Item 1.21.5 for description.
           1.49.1   Osterreichisch-Bayerische Kraftwerke AG (50.0)
                    -owns a power plant on the German-Austrian border.
     1.50  EBO Czech Investments Limited (100.0)
           -holds shares of Severomoravska Energetika a.s. (see Item 1.90).
     1.51  Electra Italia S.p.A.(50.1)
           -engages in energy marketing and retail energy supply in Italy.
     1.52  Energie-Aktiengesellschaft Mitteldeutschland EAM (46.0)
           -provides regional electricity, gas, heating and water distribution and supply in Hesse, central Germany.
     1.53  EWE Aktiengesellschaft (27.4)
           -regional multi-utility in northern Germany.
     1.54  FGS beta 4 Aktiengesellschaft (100.0)

           -inactive.
     1.55  Frankfurter Gesellschaft fur Finanzwerte mbH (10.0)
           -holds shares in Dresdner Bank that will be sold in early 2002 under an existing agreement.
     1.56 GASAG Berliner Gaswerke Aktiengesellschaft (12.95) (E.ON Energiebeteiligungs GmbH also owns 13.0, and Thuga Aktiengesellschaft owns 12.0)
           -see Item 1.38.1 for description.
     1.57 Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH (90.0) (also 10.0 owned by E.ON Kraftwerke GmbH)
           -see Item 1.43.15 for description.
     1.58  Grosskraftwerk Franken AG (98.4)
           -owns a coal-fired power plant in Bavaria, Germany.
     1.59  BIM Immobilien Franken GmbH & Co. KG (100.0)
           -provides property management services.
     1.60 HEIN GAS Hamburger Gaswerke GmbH (61.9) (Thuga Aktiengesellschaft also has a 28.1 interest.)
           -municipal gas distribution utility in Hamburg, Germany.
     1.61 Hibernia Gamma Beteiligungsgesellschaft mbH (35.5) (also 64.5 owned by E.ON Bayern AG)
           -see Item 1.21.14 for description.
     1.62  Internationale Schule Hannover Region GmbH (35.7)
           -English language school for the children of international employees of E.ON Energie AG and other companies in the Hannover region.
     1.63  Isarwerke GmbH (94.3)
           -operates hydroelectric power plants and electric power systems; manages holdings in E.ON Bayern AG 1.63.1 E.ON Bayern AG (49.46) (also 11.59 owned by E.ON Energie AG, 27.15 by CONTIGAS Deutsche Energie-Aktiengesellschaft, 6.67 by RL & BIG Beteiligungsverwaltung beschrankt haftende OHG, 0.31 by Thuga Aktiengesellschaft, and 1.97 by Wurt. Elektrizitats- GmbH & Co. KG)
           -see Item 1.21 for description.
     1.64 IS: Energy Information Services fur die Energiewirtschaft GmbH (37.15) (also 4.95 owned by AVACON AG, 18.57 owned by E.ON Bayern AG,
           4.45 owned by e.dis Energie Nord AG, 6.19 owned by TEAG Thuringer Energie AG, and 1.98 owned by SCHLESWAG Aktiengesellschaft)
           -see Item 1.2.1.14 for description.
     1.65  Jihoceska energetika a.s. (JCE) (13.3)
           -regional electricity distribution utility in Southern Bohemia, Czech Republic.
     1.66  Jihoceska plynarenska a.s. (JCP) (12.9)
           -regional gas distribution utility in Southern Bohemia, Czech
           Republic.
     1.67  Jihomoravska energetika a.s. (JME) (18.9)
           -regional electricity distribution utility in Southern Moravia, Czech Republic.

     1.68  Jihomoravska plynarenska a.s. (JMP) (35.9)
           -regional gas distribution utility in Southern Moravia, Czech
           Republic.
     1.69  Latvijas Gaze(17.1)
           -regional gas distribution utility in the Republic of Latvia.
     1.70  Mercateo.com AG (75.3)
           -owns and operates an internet-based marketplace for energy trading and related businesses.
     1.71 MESKAL Grundstucks-Verwaltungsgesellschaft mbH & Co. OHG (100.0) -acquires, rents, leases and manages property, constructs and manages buildings (all types); structured to permit accelerated depreciation for tax purposes.
     1.72 MFG Flughafen-Grundstucksverwaltungsgesellschaft mbH & Co. Gamma OHG (90.0)
           -acquires, rents and manages property; constructs and manages buildings (all types); structured as a leasing company to permit utilizing losses for tax purposes.
     1.73  MSB Mullkraftwerk Schwandorf Betriebsgesellschaft mbH (51.0) (also
           24.0 owned by OEG Ostbayerische Entsorgungsgesellschaft GmbH)
           -see Item 1.43.30.4.3 for description.
     1.74 Niedersachsische Energie- Agentur GmbH (25.0) (also 25.0 owned by E.ON AG)
           -offers energy related services, including consulting-services, specializing in renewable energy.
     1.78  Oneline AG (55.0)
           -engaged in the development of powerline communications.
     1.79  PESAG Aktiengesellschaft (54.7)
           -regional multi-utility in Northern Westphalia, Germany.
           1.79.1   Abfallwirtschaftsgesellschaft Hoxter mbH (49.0)
                    -provides waste collection and disposal services.
           1.79.2   Entsorgungswirtschaft Hoxter GmbH (100.0)
                    -provides waste collection and disposal services.
           1.79.3   Kraftverkehrsgesellschaft Paderborn mbH (100.0)
                    -provides public transportation.
     1.80 PfE Prufungsgesellschaft fur Energieversorgungsunternehmen mbH (50.0) (also 28.6 owned by e.dis Energie Nord; 14.3 owned by AVACON AG)
           -see Item 1.2.1.5 for description.
     1.81 Piesteritzer Siedlungsges. mbH & Co. Bewirtschaftungs-KG (90.1) -holds and manages apartments for E.ON Energie AG employees.
     1.82  Piesteritzer Siedlungsgesellschaft mbH (90.0)
           -holds and manages apartments for E.ON Energie AG employees.
     1.83  Polenergia (33.3)
           -engages in electricity trading and marketing in Poland.
     1.84  PREVAG Provinzialsachsische Energie-Versorgungs-GmbH (25.0) (also
           25.0 owned by CONTIGAS Deutsche Energie-Aktiengesellschaft)
           -see Item 1.15.11 for description.

     1.85  RAG-Beteiligungsgesellschaft-AG (40.0)
           -acquires and manages holdings in energy businesses and energy related projects, particularly in Rohol Aufsuchungs Aktiengesellschaft, an oil exploration company.
     1.86  Rhein-Main-Donau AG (77.5)
           -directly and through its subsidiaries constructs, owns and operates hydro-electric power plants; involved in expansion of the navigable waterway Main/Donau; builds canals.
           1.86.1   Donau-Wasserkraft AG (99.3)
           1.86.2   Mainkraftwerk Schweinfurt GmbH (75.0)
           1.86.3   Mittlere Donau Kraftwerke  AG (60.0)
           1.86.4   Obere Donau Kraftwerke AG (60.0)
           1.86.5   RMD Wasserstrassen GmbH (100.0)
           1.86.6   RMD-Consult GmbH Wasserkraft und Wasserbau (100.0)
     1.87  RuhrEnergie GmbH, EVR (100.0)
           -sells energy from the E.ON Energie power plants in North Rhein Westphalia, Germany.
     1.88 RWE Energie AG - Bayernwerk AG Beteiligungsverwaltung OHG (50.0) -holds Isarwerke GmbH and VEW-Inhaber shares.
     1.89  SCHLESWAG Aktiengesellschaft (65.3)
           -directly and through its subsidiaries operates a regional multi-utility in northern Germany.
           1.89.1 Elektrizitatswerk Reinbek-Wentorf GmbH (17.5) (also 21.5 owned by Thuga Aktiengesellschaft)
                    -municipal utility.
           1.89.2   Energieerzeugungswerke Helgoland GmbH (100.0)
                    -cogeneration plant in Helgoland, northern Germany.
           1.89.3   Holsteiner Wasser GmbH (50.0)
                    -constructs and operates water utility facilities.
           1.89.4 IS: Energy Information Services fur die Energiewirtschaft GmbH (1.98) (also 4.95 owned by AVACON AG, 18.57 owned by E.ON Bayern AG, 4.45 owned by e.dis Energie Nord AG, 6.19 owned by TEAG Thuringer Energie AG, and 37.15 owned by E.ON Energie AG)
                    -see Item 1.2.1.14 for description.
           1.89.5   NORD-direkt GmbH (100.0)
                    1.89.5.1   SCHLESWAG Abwasser GmbH (100.0)
           1.89.6   Service Plus Entsorgung + Umwelt GmbH (100.0)
                    -provides waste disposal and recycling services.
                    1.89.6.1 SCHLESWAG Recycling GmbH (100.0)
           1.89.7   S-NET Telekommunikations GmbH (100.0)
                    -markets the transmission capacity of the intra-company data transmission network
           1.89.8   Stadtwerke Geesthacht GmbH (24.9)
                    -municipal utility.

           1.89.9   Stromversorgung Ahrensburg GmbH (100.0)
                    -municipal utility.
           1.89.10  Versorgungsbetriebe Helgoland GmbH (90.0)
                    -municipal utility in Helgoland (northern Germany).
           1.89.11  Windenergiepark Westkuste GmbH (80.0)
                    -owns a wind farm in northern Germany.
     1.90  Severomoravska Energetika a.s. (SME) (29.3)
           -electricity distribution utility in Northern-Movaria (Czech
           Republic).
     1.91 SPITI Grundstucks-Verwaltungsgesellschaft mbH & Co. Delta OHG (100.0) -acquires, rents, manages properties; constructs and manages buildings; structured to permit accelerated depreciation for tax purposes and to obtain subsidies.
     1.92  STEAG -RWE Energie AG- Bayernwerk AG Warmeerzeugung Zwickau oHG
           (20.0)
           -supplies heat to the municipal utility of Zwickau, Germany.
     1.93 SULPUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Heizkraftwerk Jena-Sud OHG (50.0) (also 50.0 owned by E.ON Bayern AG) -see Item 1.21.33 for description.
     1.94 Tarius Grundstucks-Verwaltungsgesellschaft mbH & Co. OHG (100.0) -acquires and manages properties; constructs buildings; structured as a leasing company to permit utilizing losses for tax purposes.
     1.95  TEAG Beteiligungs-GmbH (60.0)
           -manages holdings in TEAG Thurigen Energie AG.
     1.96  TEAG Thuringer Energie AG (74.9)
           -directly and through its subsidiaries provides regional multi-utility Medienversorgung services in eastern Germany.
           1.96.1   Energie- und Schwarza GmbH (74.0)
           1.96.2   Energiegesellschaft Bleicherode mbH (74.9)
           1.96.3   Energiewerke Zeulenroda GmbH (37.5)
                    (also 37.5 owned by CONTIGAS Deutsche
                    Energie-Aktiengesellschaft)
           1.96.4   ENSECO GmbH (10.0) (also 83.4 owned by E.ON Bayern AG)
                    -see Item 1.21.8 for description.
           1.96.5   Falcon Seaboard-TEAG Energie Verwaltungsgesellschaft mbH
                    (100.0)
           1.96.6 IS: Energy Information Services fur die Energiewirtschaft GmbH (6.19) (also 4.95 owned by AVACON AG, 18.57 owned by E.ON Bayern AG, 4.45 owned by e.dis Energie Nord AG, 1.98 owned by SCHLESWAG Aktiengesellschaft, and 37.15 owned by E.ON Energie AG)
                    -see Item 1.2.1.14 for description.
     1.97 Thuga Aktiengesellschaft (41.72) (CONTIGAS Deutsche Energie-Aktiengesellschaft also owns 18.9)
           -holding company for electric and gas municipal utility subsidiaries and gas transmission companies located principally in Germany.

           1.97.1   Badische Gas - und Elektrizitatsversorgung AG (76.9)
           1.97.2   Co.Gas S.p.A. (49.0)
                    -gas utility in Italy.
           1.97.3   Deutsche Erdgashandels GmbH & Co. KG (3.9)
           1.97.4   Deutsche Erdgashandels-Verwaltungs-GmbH (32.3)
           1.97.5   egm Erdgas Mitteldeutschland GmbH (26.0)
           1.97.6 Elektrizitatswerk Reinbek-Wentorf GmbH (21.5) (also 17.5 owned by SCHLESWAG Aktiengesellschaft) -see Item 1.89.1 for description.
           1.97.7   Energieversorgung Lohr-Karlstadt und Umgebung GmbH (37.0)
           1.97.8   Energieversorgung Oberbaden GmbH (33.2)
           1.97.9   Energieversorgung Selb-Marktredwitz GmbH (30.0)
           1.97.10  Energieversorgung Sylt GmbH (49.0)
           1.97.11  E.ON Bayern AG (0.31) (also 11.59 owned by E.ON Energie AG,
                    49.46 by Isarwerke GmbH, 6.67 by RL & BIG
                    Beteiligungsverwaltung beschrankt haftende OHG, 27.15 by CONTIGAS Deutsche Energie-Aktiengesellschaft, and 1.97 by Wurt. Elektrizitats- GmbH & Co. KG)
                    -see Item 1.21 for description.
           1.97.12  Erdgas Mittelsachsen GmbH (24.5)
           1.97.13  Erdgas Plauen GmbH (49.0)
           1.97.14  Erdgas Schwaben GmbH (48.0)
           1.97.15  Erdgas Sudbayern GmbH (25.0) (also 25.0 owned by E.ON Bayern
                    AG)
           1.97.16  Erdgas Sudsachsen GmbH (49.0)
           1.97.17  EVS-Gasversorgung Sud GmbH (28.0)
           1.97.18 Frankengas GmbH (10.0) (also 10.0 owned by E.ON Bayern AG) -see Item 1.21.25 for description.
           1.97.19 Frankische Gas-Lieferungs-Gesellschaft mbH (35.0)(also 65.0 owned by E.ON Bayern AG)
                    -see Item 1.21.26 for description.
           1.97.20  Freiberger Erdgas GmbH (49.0)
           1.97.21  Freiburger Energie- und Wasserversorgungs-AG (35.9)
           1.97.22 FSG-Holding GmbH (10.0) (also 35.0 owned by Thuga-Konsortium Beteiligungs GmbH)
           1.97.23 GASAG Berliner Gaswerke Aktiengesellschaft (12.0) (E.ON Energiebeteiligungs GmbH also has a 13.0 interest, and E.ON Energie AG owns 12.95)
                    -see Item 1.38.1 for description.
           1.97.24  Gasanstalt Kaiserslautern AG (42.2)
           1.97.25  Gasbetriebe GmbH (100.0)
                    1.97.25.1  Badenwerk Gas GmbH (28.0)
                    1.97.25.2  Gasfernversorgung Mittelbaden GmbH (27.4)
           1.97.26  Gas- und Elektrizitatswerke Wilhelmshaven GmbH (33.3)
           1.97.27  Gasstadtwerke Zerbst GmbH (24.5)
           1.97.28  Gasversorgung Pforzheim Land GmbH (31.0)

           1.97.29 Gasversorgung Unterfranken GmbH (30.6) (also 19.4 owned by E.ON Bayern AG)
                    -see Item 1.21.40 for description.
           1.97.30  Gaswerksverband Rheingau AG (49.0)
           1.97.31  Gemeindewerke Hassloch GmbH (25.1)
           1.97.32  Harz Energie GmbH (36.6)
           1.97.33  Heizkraftwerk Pforzheim GmbH (10.0)
           1.97.34 HEIN GAS Hamburger Gaswerke GmbH (28.1)(E.ON Energie also has a 61.9 interest)
                    -see Item 1.60 for description.
           1.97.35  Licht-, Kraft- und Wasserwerke Kitzingen GmbH (40.0)
           1.97.36  Mainova Aktiengesellschaft (24.3)
           1.97.37 Munchen-Kolner Assekuranz Versicherungsmaklergesellschaft mit beschrankter Haftung (100.0)
                    -provides insurance services to E.ON Energie Group companies.
           1.97.38  N-ERGIE AG (39.8)
                    -provides electricity, water-supply services and telecommunications services.
           1.97.39  rhenag Rheinische Energie Aktiengesellschaft (41.3)
           1.97.40  Stadtwerke Ansbach GmbH (40.0)
           1.97.41  Stadtwerke Aue GmbH (24.5)
           1.97.42  Stadtwerke Chemnitz AG (15.0)
           1.97.43  Stadtwerke Frankenthal GmbH (10.0)
           1.97.44  Stadtwerke Germersheim GmbH (25.1)
           1.97.45  Stadtwerke Halberstadt GmbH (20.0)
           1.97.46  Stadtwerke Hannover AG (12.0)
           1.97.47  Stadtwerke Homburg GmbH (24.9)
           1.97.48  Stadtwerke Lindenberg GmbH (40.0)
           1.97.49  Stadtwerke Meerane GmbH (24.5)
           1.97.50  Stadtwerke Reichenbach/Vogtl. GmbH (24.5)
           1.97.51  Stadtwerke Stade GmbH (20.0)
           1.97.52  Stadtwerke Zweibrucken GmbH (25.1)
           1.97.53  SYNECO GmbH & Co. KG (13.0)
           1.97.54  SYNECO Verwaltungs GmbH (51.0)
                    -engages in energy trading and marketing.
           1.97.55  Thuga-Erdgas-Service GmbH (100.0)
           1.97.56 Thuga-Konsortium Beteiligungs GmbH (63.6) (also 12.1 owned by AVACON AG)
                    1.97.56.1 FSG-Holding GmbH (35.0) (also 10.0 owned by Thuga Aktiengesellschaft)
           1.97.57  Wurt. Elektrizitats- GmbH & Co. KG (100.0)
                    1.97.57.1 E.ON Bayern AG (1.97) (also 11.59 owned by E.ON Energie AG, 49.46 by Isarwerke GmbH, 6.67 by RL
                               & BIG Beteiligungsverwaltung beschrankt haftende OHG, 27.15 by CONTIGAS Deutsche Energie-Aktiengesellschaft, and 0.31 by Thuga

                               Aktiengesellschaft)
                               -see Item 1.21 for description.
                    1.97.57.2  Wurt. Elektrizitats-Beteiligungs-GmbH (100.0)
           1.97.58  Zwickauer Energieversorgung GmbH (23.0)
     1.98  Uberlandwerk Leinetal GmbH (48.0)
           -local electricity distribution utility in Lower Saxony, Germany.
     1.99  UET GmbH (75.0) (also 25.0 owned by E.ON Bayern AG)
           -see Item 1.21.23 for description.
     1.100 Untere Iller AG  (60.0)
           -owns a hydro-electric generating plant in Bavaria, Germany.
     1.101 VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH (50.0)
           (E.ON AG also has a 50.0 interest)
           -manages cash proceeds of certain divestitures.
     1.102 Viking Cable A/S (50.0)
           -engaged in the construction of a high voltage direct current transmission cable between Norway and Germany.
     1.103 VR Telecommunications GmbH & Co. (21.2) (E.ON Telecom GmbH has a 19.9 interest, VR Telecommunications Holding GmbH owns 18.2)
           -a former German telecommunications company; currently invests cash proceeds from the sale of telecommunications businesses; will be liquidated within several months.
     1.104 Watt AG (24.5)
           -an integrated Swiss electricity and gas utility.
     1.105 Zapadoceska energetika a.s. (ZCE) (36.9)
           -supplies electricity to West Bohemia, Czech Republic.

TELECOMMUNICATIONS

E.ON AG

1.   E.ON Telecom GmbH (100.0)
     -holding company for E.ON's telecommunications business; will apply to the Federal Communications Commission for exempt telecommunications company status under Section 34 of the Act.
     1.1.  VEBA Telecom Beteiligungs-GmbH (100.0)
           -inactive.
     1.2.  VEBA Telecom Verwaltungsgesellschaft mbH (100.0)
           -inactive.
     1.3.  VR Telecommunications Geschaftsfuhrungs-GmbH (51.2)
           -acts as managing partner with liability for VR Telecommunications GmbH & Co. (see Item 1.4).
     1.4. VR Telecommunications GmbH & Co. (19.9) (21.2 also owned by E.ON Energie, 18.2 owned by VR Telecommunications Holding GmbH)
           -a former German telecommunications company; currently invests cash proceeds from the sale of telecommunications businesses; will be liquidated within several months.
           1.4.1. VR Telecommunications Beteiligungsverwaltungs GmbH (100.0) -acts as managing partner with liability for VR Telecommunications Beteiligungsverwaltungs GmbH & Co. KG (see Item 1.4.2).
           1.4.2. VR Telecommunications Beteiligungsverwaltungs GmbH & Co. KG (100.0)
                    -German holding company for assets of VR Telecommunications GmbH & Co. (see Item 1.4).
                    1.4.2.1. VR Telecommunications International GmbH (100.) -German holding company for Vebacom Holdings, Inc.
                               1.4.2.1.1.  Vebacom Holdings, Inc. (100.)
                                           -U.S. holding company for Iridium
                                           LLC.
                                      1.4.2.1.1.1.    Iridium LLC (8.35)
                                                      -satellite
                                                      telecommunications
                                                      provider currently in
                                                      bankruptcy liquidation.
           1.4.3.   Iridium Holdings LLC (1.1)
                    -holds proceeds of the sale of certain European Iridium assets.
     1.5.  VR Telecommunications Holding GmbH (50.0)
           -holds interest in VR Telecommunications GmbH & Co.
           1.5.1. VR Telecommunications GmbH & Co. (18.2) (21.2 also owned by E.ON Energie, 19.9 by E.ON Telecom GmbH)
                    -see Item 1.4 for description.
     1.6.  BOUYGUES TELECOM S.A(17.5)
           -operates a mobile telecommunications and digital wireless network in France.
2.   VIAG Telecom Beteiligungs GmbH (100.0)
     -German holding company for Austrian telecommunications businesses; will apply to the Federal Communications Commission for exempt
     telecommunications company status under Section 34 of the Act.
     2.1.  VIAG Connect Gesellschaft fur Telekommunikation mbH (100.0)
           -Austrian holding company for telecommunications businesses.
           2.1.1. Connect Austria Gesellschaft fur Telekommunikation Ges.m.b.H.(20.0) (VIAG Connect Beteiligungs Ges.m.b.H. also has a 10.0 interest, and RHI Telekom Ges.m.b.H also owns 20.1)
                    -develops, produces and sells a broad range of telecommunications services in Austria; operates and markets a private digital wireless network in Austria.
           2.1.2. VIAG Connect Beteiligungs Ges.m.b.H. (36.63) (VIAG Telecom Beteiligungs GmbH also has a 63.37 interest)
                    -Austrian holding company for telecommunications business.
                    2.1.2.1.   Connect Austria Gesellschaft fur
                               Telekommunikation Ges.m.b.H (10.0) (VIAG Connect Gesellschaft fur Telekommunikation mbH also has a
                               20.0 interest, and RHI Telekom Ges.m.b.H also owns 20.1)
                               -see Item 2.1.1. for description.
     2.2.  RHI Telekom Ges.m.b.H (63.37)
           -Austrian holding company for telecommunications business.
           2.2.1. Connect Austria Gesellschaft fur Telekommunikation Ges.m.b.H (20.1)(VIAG Connect Gesellschaft fur Telekommunikation mbH also has a 20.0 interest, and VIAG Connect Beteiligungs Ges.m.b.H. has a 10.0 interest)
                    -see Item 2.1.1. for description.
     2.3. VIAG Connect Beteiligungs Ges.m.b.H.(63.37) (VIAG Connect Gesellschaft fur Telekommunikation mbH also has a 36.63 interest) -see Item 2.1.2. for description.
3.   VEBA Telecom Management GmbH (100.0)
     -inactive.
4.   VIAG Telecom AG (100.0)
     -inactive.

OTHER

E.ON AG

1.   Chemie-Verwaltungs-AG (100.0)
     -holding company for Degussa AG, a to-be-divested company (see Item 1.1 on Chemicals List); will hold post-divestiture proceeds in investments authorized under the Act, the rules thereunder or by Commission order./2/
2.   E.ON INTERNATIONAL FINANCE B.V. (100.0)
     -special-purpose finance company; issues bonds, promissory notes and other securities or evidence of indebtedness; lends funds to E.ON Group companies./3/
3.   E.ON North America, Inc. (66.9) (VEBA Electronics US Holding GmbH holds a
     33.1 interest.)
     -holding company for E.ON AG's U.S. businesses; currently invests equity and cash proceeds of divestitures through loans to E.ON Group companies./4/
     3.1.  FIDELIA Corporation (100.0)
           -finance subsidiary for E.ON Group companies./5/
     3.2.  VEBA Electronics LLC (100.0)
           -finance subsidiary for E.ON Group companies./6/
     3.3.  Viterra Energy Services, Inc. (100.0)
           -directly and through its subsidiaries provides water metering services in California./7/
           3.3.1.   Aquameter, Inc. (100.0)
           3.3.2.   Californian Edison Inc. (100.0)
           3.3.3.   American Energy Billing Services Inc. (100.)
           3.3.4.   DBK Inc. (100.0)
           3.3.5.   Utiliread Inc. (100.)
4.   E.ON Funfte Verwaltungs-Gesellschaft mbH (100.0)
     -currently inactive; will hold shares in VAW aluminium AG, a to-be-divested company (see Item 1, Aluminum List)./8/

--------------------------
/2/See, e.g., CP&L Energy, Inc., Holding Co. Act Release No. 27284 (November 27,
2000) (authorizing retention of various holding companies over non-utility businesses).

/3/See, e.g., Exelon Corporation, Holding Co. Act Release No. 27256 (October 19,
2000) (authorizing retention of ComEd Financing I and II, PECO Energy Capital Corp. and PECO Energy Capital, L.P., companies formed to facilitate financing transactions); Interstate Energy Corporation, Holding Co. Act Release No. 27069 (August 26, 1999) (authorizing acquisition of various financing subsidiaries and intermediate (holding company) subsidiaries for acquiring, holding and financing certain nonutility subsidiaries).

/4/ See Exelon and Interstate Energy Corporation, supra, note 3, and CP&L Energy, Inc., supra, note 2.

/5/ See Exelon and Interstate Energy Corporation, supra, note 3.

/6/ See Exelon and Interstate Energy Corporation, supra, note 3.

/7/ See, e.g., Conectiv, Holding Co. Act Release No. 26832 (February 25, 1998) (authorizing retention of Solutions, a company that provides meter reading and repair services); The National Grid Group plc, Holding Co. Act Release No. 27154 (March 15, 2000) (authorizing retention of Teldata Inc. and First Point Services, Inc., companies that provide meter reading and billing services).

/8/ See CP&L Energy, Inc., supra, note 2.

5.   E.ON Risk Consulting GmbH (100.0)
     -directly and through its subsidiaries provides insurance services to E.ON subsidiaries and their employees./9/
     5.1.  Junge & Co. Versicherungsmakler GmbH (100.0)
           5.1.1.   Gunter Lubsen GmbH (100.0)
     5.2.     Hamburger Hof Versicherungs-Aktiengesellschaft (100.0)
     5.3.     Montan GmbH Assekuranz-Makler (41.5)
6.       E.ON UK Verwaltungs-Gesellschaft mbH (100.0)
     -holding company for E.ON UK PLC; will register under the Act if Powergen plc remains a registered holding company.
     6.1.  E.ON UK PLC. (100.0)
           -company to be used to acquire and hold Powergen plc; will register under the Act if Powergen plc remains a registered holding company.
7.   E.ON Venture Partners GmbH (100.0)
     -owns and manages interests in companies as a venture capital fund; active in the energy and water fields./10/
     7.1. E.ON Venture Erste Vermogensverwaltungsgesellschaft mbH (100.0) -inactive.
8.   E.ON Vermogensanlage GmbH (100.0)
     -manages short-term cash and cash-equivalent securities for E.ON Group companies./11/
9.   EBV Verwaltungs GmbH (100.0)
     -invests cash proceeds from the sale of the VEBA Electronics business
     (see Item 30); to be liquidated.
10.  E.ON Gmbh (100.0)
     -inactive.
11. ERKA Vermogensverwaltungsgesellschaft mbH vorm. Reichs-Kredit-Gesellschaft (100.0)

--------------------------
/9/See, e.g., Exelon Corp., Holding Co. Act Release No. 27256 (October 19, 2000) (authorizing retention of Unicom Assurance Company Limited, a captive insurance company which would provide coverage for system companies as well as non-system companies that have construction contracts with a system subsidiary); Columbia Insurance Corporation, Ltd., Holding Co. Act Release No. 27051 (July 23, 1999) (authorizing establishment of Columbia Insurance Corporation, Ltd., a subsidiary to engage in proposed reinsurance activities); General Public Utilities Corporation, et al., Holding Co. Act Release No. 26463 (January 26, 1996) (authorizing GPU Services Corporation, a service company, to provide insurance services to holding company subsidiaries); Consolidated Natural Gas Company, Holding Co. Act Release No. 24112 (May 28, 1986) (order authorizing acquisition of common stock of ACE Limited, a non-affiliated insurance company).

/10/See, e.g., CP&L Energy, Inc., Holding Co. Act Release No. 27284 (November 27, 2000) (authorizing retention of interest in various venture capital funds that invest in companies that are engaged in electrotechnologies, energy conservation, storage and conversion, and greenhouse gas reduction); Cinergy Corp., Holding Co. Act Release No. 26562 (August 28, 1996) (authorizing registered holding company to acquire up to 20% interest in Nth Power Technologies Fund I, L.P., a limited partnership formed to invest in energy technology companies); Hope Gas, Inc., Holding Co. Act Release No. 25739 (January 26, 1993) (allowing public utility subsidiary of registered holding company to acquire limited partnership interest in Vandalia Capital Limited Partnership, a venture capital partnership designed to provide venture capital to local businesses).

/11/ See Exelon and Interstate Energy Corporation, supra, note 3; Rule 40(a).

     -holds and manages real estate acquired in connection with former banking business; develops and sells same to create value for future utility investments./12/

--------------------------
/12/ E.ON AG, through its subsidiaries, has various holdings in real estate and property management businesses. By far its largest and most significant real estate subsidiary is Viterra AG ("Viterra") which is engaged in four strategic business units: residential investment, residential development, residential services and commercial real estate. Viterra has a property portfolio of approximately 120,000 housing units and 125 commercial units. As discussed in the Application, E.ON proposes to divest its interest in Viterra and its subsidiaries within 5 years of the date of the completion of the Acquisition and the registration of E.ON as a holding company under the Act.

     While Viterra participates in real estate actively as its core business, E.ON's other real estate subsidiaries are either clearly related to E.ON's energy and utility business because, for example, they hold office buildings used by utility companies, coal mine properties or worker housing, or because they belong to the E.ON Group for various historical reasons. E.ON was formed in June 2000 as a result of the merger of German conglomerates VEBA AG and VIAG AG, which trace their roots to the 1920s. As the subsidiary list demonstrates, E.ON holds utility properties throughout Germany and many of those properties were, and may still be to an extent, state owned. In the case of utility properties in the former communist eastern Germany all utility operations were state owned and managed. In this context, it would not have been unusual for real property to be included with other assets of a utility even if it had no obvious utility connection because the utility was viewed as an entity with expertise in infrastructure design, operation and maintenance. For example, a formerly state owned municipal utility may have provided recreational services to local residents in addition to electricity, gas, water and telephone service. Upon acquisition, E.ON would, incidental to its primary utility function, become involved in owning, operating and maintaining community recreation facilities such as gymnasiums, swimming pools and other buildings and land that may or may not in the future be developed for utility or other purposes. In this fashion, community services could be supported indirectly through utility revenues rather than through the tax base or higher user fees. In addition, like U.S. companies, E.ON's predecessors may have acquired certain real estate merely because it appeared to be a good investment.

     At times, to accommodate business needs, E.ON or its predecessors have formed companies to hold the real estate assets separately from the utility, for example, to house the real estate in a separate subsidiary that could obtain a bank loan collateralized only by that asset. It is important to note, however, that E.ON's real estate companies held outside of the Viterra group are a very small part of the E.ON Group's assets. For the year ended December 31, 2000, E.ON had total consolidated assets of $93,469 million (106,215 million Euro). Of that total, Viterra represented assets of $3,585 million (4,074 million Euro) and the value of all non-operating assets, i.e., all the assets outside the major segments of energy, oil, chemicals, real estate (Viterra), etc., was only $278 million (316 million Euro). E.ON's real estate subsidiaries that are not subsidiaries of Viterra, E.ON Energie, Degussa, etc. are part of that very small group of non-operating assets, representing only 0.3% of E.ON's total assets.

     In general, the Commission has permitted registered holding companies to retain subsidiaries engaged in real estate activities where such activities have some relationship to the core functions of the holding company system. The Commission has given particularly broad latitude where the subsidiaries hold or manage property used in support of utility activities. See, e.g., Energy East Corp., Holding Co. Act Release No. 27224 (August 31, 2000) (corporation that was formed to hold property in connection with public utility operations was retainable); UNITIL Corp., Holding Co. Act Release No. 25524 (April 24, 1992) (subsidiary that had acquired real estate to support the system's utility operations deemed to be retainable). The Commission has allowed retention in this circumstance even where the property's utility function no longer exists or has yet to be realized. Compare WPL Holdings, Inc., Holding Co. Act Release No. 26856 (April 14, 1998) (real estate holding company that holds undeveloped property that may be used for future utility-related activities) with Emera, Inc., Holding Co. Act Release No. 27445 (October 1, 2001) (subsidiaries that managed property originally used for hydroelectric projects retainable, even though subsidiaries were inactive when the order was issued and no longer served a utility-related function); Conectiv, Inc., Holding Co. Act Release No. 26832 (February 25, 1998) (corporation that managed real

--------------------------------------------------------------------------------
estate, and was acquired for an intended utility purpose that no longer existed, was retainable as a vehicle for the development and sale of such real estate).

     Subsidiaries with properties that do not serve a utility-related function might still be retained if the acquisition of the properties had at least some connection with the system's utility operations. For example, in New Century Energies, Inc., Holding Co. Act Release No. 27212 (August 16, 2000), the applicant stated that it often needed to acquire land for its utility operations as part of purchases of larger tracts, resulting in large portions of land unusable for utility purposes. A subsidiary leased this extra land to third parties, generally for agricultural purposes; the Commission permitted retention.

     The Commission has also allowed subsidiaries to engage in real estate activities related to the holding company's administration and management. See New Century Energies, Inc., Holding Co. Act Release No. 27212 (August 16, 2000) (allowing retention of subsidiaries that operate parking facility and office buildings used as headquarters by holding company); Central Power & Light, Holding Co. Act Release No. 26408 (November 13, 1995) (retained subsidiary leased excess office space in holding company headquarters building).

     Finally, the Commission has permitted retention of subsidiaries that engage in real estate activities in the context of community redevelopment. For example, Ameren Corp. was permitted to retain a subsidiary that provided venture capital financing for business and residential development projects within the utility's service area. Ameren Corp., Holding Co. Act Release No. 26809 (December 30, 1997). The Commission noted that "[a]s one of the few large, public companies located and operating in the area, CIPSCO, through CIPSCO Ventures, can be a source of capital for economic development when few other sources are available." The Commission noted, however, that the subsidiary's participation in the various real estate projects was passive, and it did not take any role in the management of the properties. See also New Century Energies, Inc., Holding Co. Act Release No. 27212 (August 16, 2000) (subsidiaries engaged in owning interests in affordable housing projects may be retained, but subsidiaries' role was limited to investment oversight, not property management); East Ohio Gas Co., Holding Co. Act Release No. 25046 (February 27, 1990) (authorizing limited partnership to finance the development of real estate projects designed to create jobs and other benefits in downtown Cleveland).

     Under Section 11(b)(1) of the Act the Commission is directed to take action as necessary to limit a registered holding company system to a single integrated public utility system and "such other businesses as are reasonably incidental, or economically necessary or appropriate to the operations of such integrated public-utility system . . . The Commission may permit as reasonably incidental, or economically necessary or appropriate to the operations of one or more integrated public utility systems the retention of an interest in any business (other than the business of a public-utility company as such) which the Commission shall find necessary or appropriate in the public interest or for the protection of investors or consumers and not detrimental to the proper functioning of such system or systems."

     E.ON's real estate subsidiaries included in the "Other" section of the subsidiary list are non-operating companies. As a group they represent only 0.3% of the E.ON Group's total assets and, therefore, in a numerical sense are incidental to the group's integrated public utility operations within the meaning of Section 11(b)(1). These companies are also incidental from a management role, being held essentially as passive investments, since they are not part of E.ON's core operations. E.ON does not intend to develop such companies into an active real estate management and trading operation, nor is E.ON proposing to expand its real estate holdings after it becomes a registered holding company beyond acquisitions that would be authorized or permitted under the Act. In contrast to the real estate operations of Viterra that are large in size and form a part of the core operations of the E.ON Group, the remaining non-operating real estate companies are held for historical reasons and are indeed incidental. For these reasons, the Commission should find that the retention of the real estate subsidiaries in the "Other" section of this list is appropriate in the public interest and not detrimental to the proper functioning of the E.ON Group.

     11.1. Projektgemeinschaft Humboldtpark Munchen II GbR (63.16) (E.ON AG also has a 36.84 direct interest)
           -holds and manages real estate and real estate rights; develops and sells same to create value for future utility investments./13/
12. FITAS Verwaltung GmbH & Co. Vermietungs-KG (99.9) (E.ON Bayern AG also has a 0.1 interest)
     -holds and manages the office building leased to E.ON Energie AG./14/
13. Gesellschaft fur Energiebeteiligung mbH (Essen) (50.3) (also 24.1 owned by E.ON Kraftwerke GmbH)
     -holding company for shares in STEAG AG, a company that constructs, owns and operates power plants in the Ruhr region of Germany and elsewhere
     (see Item 1.43.14.1 on Energy List)./15/
14.  Gewerkschaft Morgengluck GmbH (100.0)
     -holds and manages real estate formerly used for utility/coal-mining businesses by E.ON's predecessors; develops and sells same to create value for future utility investments./16/
15.  HIBERNIA Industriewerte GmbH (100.0)
     -acts as managing partner with liability for Hibernia Industriewerte GmbH & Co. KG, Humboldt-Verwaltungsgebaude Mulheim (see Item 16)./17/
16. Hibernia Industriewerte GmbH & Co. KG, Humboldt-Verwaltungsgebaude Mulheim (99.5)
     -holds and manages the office building leased to Stinnes AG, a to-be-divested company (see Item 1.1, Distribution List/ Stinnes)./18/
17.  HIBERNIA Industriewerte GmbH & Co. oHG (98.0)
     -holds and manages real estate formerly used for utility/coal-mining businesses by E.ON's predecessors; develops and sells same to create value for future utility investments./19/
18.  ILSE Feldesbesitz GmbH (100.0)
     -holds coal-fields near the Rhein river; inactive./20/
19.  Induboden GmbH (50.0)
     -holds minority interests in E.ON Group companies, e.g., Hibernia Industriewerte GmbH & Co. KG, Humboldt-Verwaltungsgebaude Mulheim, Induboden GmbH & Co. Grundstucksgesellschaft, Induboden GmbH & Co. Industriewerte, Viterra

--------------------------
/13/ See footnote 12.

/14/See, e.g., Conectiv, Holding Co. Act Release No. 26832 (February 25, 1998) (authorizing retention of ASP, a company owning office buildings leased to both system companies and nonaffiliates); New Century Energies, Inc., Holding Co. Act Release No. 27212 (August 16, 2000) (allowing retention of FMAP and UP&L, subsidiaries that operate parking facility and office buildings used by holding company headquarters). See also footnote 12.

/15/ See CP&L Energy, Inc., supra, note 2.

/16/ See Connectiv, Inc., Holding Co. Act Release No. 26832 (February 25, 1998) (authorizing the retention of DCI, a company that develops and sells properties --acquired for an intended utility purpose that has ceased to exist-- as a means of recovering the costs associated with their acquisition). See also footnote 12.

/17/ See CP&L Energy, Inc., supra, note 2.

/18/ See footnote 12.

/19/ See Conectiv, supra, note 16.  See also footnote 12.

/20/See, e.g., Vectren Corporation, Holding Co. Act Release No. 27150 (March 8,
2000) (authorizing retention of SIGCORP Fuels, Inc., a company that owns and operates coal mining properties).

     Grundstucke Verwaltungs GmbH, Essen, Stinnes Immobiliendienst Verwaltungsges. mbH, Munchen, MVG Grundstucke Verwaltungs-GmbH, Gelsenkirchen./21/
20.  Induboden GmbH & Co. Grundstucksgesellschaft (99.0)
     -holds and manages real estate and real estate rights./22/
21.  Induboden GmbH & Co. Industriewerte (99.0)
     -holds and manages real estate belonging to E.ON Group companies, including the building owned by E.ON Energie in Hannover, Germany./23/
22.  Indupark Grundstucksverwertung GmbH (75.0)
     -holds and manages real estate formerly used for utility/coal-mining businesses by E.ON's predecessors; develops and sells same to create value for future utility investments./24/
23.  Iniativkreis Ruhrgebiet Verwaltungs GmbH, Essen (33.3)
     -sponsors economic development/ corporate citizen projects in the Ruhr area./25/
24.  Montan-Verwaltungsgesellschaft mbH (21.3)
     -holding company for part of E.ON's shareholdings in RAG Aktiengesellschaft./26/
25.  NFK Finanzcontor GmbH & Co. KG (100.0)
     -finance company for E.ON Group companies./27/
26.  NFK Finanzcontor Beteiligungs GmbH (100.0)
     -acts as managing partner with liability for NFK Finanzcontor GmbH & Co.
     KG (see Item 25)./28/
27. Niedersachsische Energie- Agentur GmbH (25.0) (also 25.0 owned by E.ON Energie AG)
     -provides energy related services, including consulting services, particularly in the field of renewable energy./29/
28. Projektgemeinschaft Humboldtpark Munchen II GbR (36.84) (ERKA Vermogensverwaltungsgesellschaft mbH vorm. Reichs-Kredit-Gesellschaft also has a 63.16 interest)
     -see Item 11.1 for description.

--------------------------
/21/ See CP&L Energy, Inc., supra, note 2.

/22/ See footnote 12.

/23/ See Conectiv and New Century Energies, Inc., supra, note 14. See also footnote 12.

/24/ See Conectiv, supra, note 16.  See also footnote 12.

/25/ See FirstEnergy Corp., GPU, Inc., et al., Holding Co. Act Release No. 27459 (October 29, 2001) (authorizing retention of Cleveland Development Partnership I, a partnership that funds revitalization projects in Cleveland); WPL Holdings, Inc., Holding Co. Act Release No. 26856 (April 14, 1998) (authorizing retention of the 2001 Development Corporation, a company organized to promote economic development in Cedar Rapids, Iowa); The Potomac Edison Company, Holding Co. Act Release No. 25312 (May 14, 1991) (authorizing retention of the Virginia Economic Development Corporation, a for-profit, economic development corporation created to stimulate and promote growth and retain jobs in rural Virginia).

/26/ See CP&L Energy, Inc., supra, note 2.

/27/ See Exelon and Interstate Energy Corporation, supra, note 3.

/28/ See CP&L Energy, Inc, supra, note 2.

/29/ See WPL Holdings, Inc., Holding Co. Act Release No. 26856 (April 14, 1998) (permitting retention of RMT, Inc., a company providing a wide range of environmental consulting services); Central and South West Services, Inc., Holding Co. Act Release No. 26898 (July 21, 1998) (authorizing retention of a company providing consulting services relating to renewable resource project development).

29. VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH (50.0) (E.ON Energie also has a 50.0 interest)
     -manages cash proceeds of certain divestitures./30/
30.  VEBA Electronics GmbH (100.0)
     -holding company; directly and through its subsidiaries invests cash proceeds from the divestiture of the electronics business./31/
     30.1. VEBA Electronics Beteiligungs GmbH (100.0)
           -inactive.
           30.1.1.  VEBA ELECTRONICS UK PLC (100.0)
                    -inactive.
                    30.1.1.1. Raab Karcher Electronic Systems PLC (100.0) -inactive.
                               30.1.1.1.1. Pragma Ltd (100.0)
                                           -inactive.
                               30.1.1.1.2. Thame Power Ltd. (100.0)
                                           -inactive.
           30.1.2. VEBA Electronics US Holding GmbH (75.0) (VEBA Investments Ltd. has a 25.0 interest.)
                    -inactive.
                    30.1.2.1. E.ON North America, Inc. (33.1) (E.ON AG has a direct 66.9 interest.)
                               -see Item 3 above for description.
     30.2. VEBA Investments Ltd (100.0)
           -inactive.
           30.2.1. VEBA Electronics US Holding GmbH (25.0) (VEBA Electronics Beteiligungs GmbH has a 75.0 interest.)
                    -inactive.
31.  VEBA FUNDING INC. (100.0)
     -inactive.
32.  VEBA Zweite Verwaltungsgesellschaft mbH (100.0)
     -former holding company for MEMC Electronic Materials, Inc., a divested company; holds divestiture proceeds./32/
33.  VIAG Bayernwerk Beheer B.V. (100.0)
     -inactive.


--------------------------
30 See Exelon and Interstate Energy Corporation, supra, note 3.

31 See Exelon and Interstate Energy Corporation, supra, note 3; Rule 40(a); CP&L Energy,Inc., supra, note 2.

32 See CP&L Energy, Inc., supra, note 2.

II.  TO BE DIVESTED

CHEMICAL

E.ON AG

1. Chemie-Verwaltungs-AG (100%) [to be retained; included here solely to maintain structure]
     1.1. Degussa AG (17.64%) (64.55% held by E.ON AG directly; 17.64% also held by E.ON Vermogensanlage GmbH)
           -engages in activities related to specialty chemicals
           1.1.1.   Algorax (Pty.) Ltd. (55%)
                    -produces and sells emission-reducing catalysts
           1.1.2.   ASTA Medica Aktiengesellschaft (100%)
                    -involved in research, development, production and sales
                    in the areas of biology, chemistry and pharmaceuticals
                    1.1.2.1.   Arexia Services G.I.E. (20%)
                    1.1.2.2.   Arzneimittelwerk Dresden GmbH (99.8%)
                    1.1.2.3.   ASTA Medica AWD GmbH (100%)
                    1.1.2.4.   ASTA Medica Health Products GmbH & Co. KG (100%)
                    1.1.2.5.   ASTA Medica Health Products Verwaltungs-GmbH
                               (100%)
                    1.1.2.6.   ASTA Medica Health Care Ltd. (100%)
                    1.1.2.7.   Huls Erste Vermogensverwaltungsgesellschaft
                               mbH (100%)
                               1.1.2.7.1.     ASTA Medica B.V. (100%)
                                      1.1.2.7.1.1.    Dagra Medica B.V.
                                                      (100%)
                               1.1.2.7.2.     ASTA Medica GmbH (100%)
                               1.1.2.7.3.     ASTA Medica Holding Ges. m.b.H.
                                              (100%)
                               1.1.2.7.4.     ASTA Medica Arzneimittel
                                              Ges.m.b.H. (100%)
                               1.1.2.7.5.     ASTA Medica Ltda. (100%)
                                      1.1.2.7.5.1.    LABOFARMA Industria
                                                      Farmaceutica Ltda. (100%)
                                      1.1.2.7.5.2.    VEGA STAR Farma
                                                      Ltda. (100%)
                               1.1.2.7.6.     ASTA Medica Produtos
                                              Farmaceuticos, Lda. (73%) (27%
                                              owned by Vitapharma GmbH)
                                      1.1.2.7.6.1.    Dagra Produtos
                                                      Farmaceuticos Lda. (100%)
                                      1.1.2.7.6.2.    Dagra Produtos
                                                      Farmaceuticos Lda. (100%)
                               1.1.2.7.7.     ASTA Medica S.A. (100%)
                                      1.1.2.7.7.1.    ASTA Medica, S.p.A. (100%)
                                      1.1.2.7.7.2.    Dagra Pharma B.V. (100%)
                                      1.1.2.7.7.3.    Laboratoire ASTA
                                                      Medica S.A. (100%)
                                      1.1.2.7.7.4.    Laboratoire Sarget
                                                      Pharma S.A. (99.8%)
                                      1.1.2.7.7.5.    Laboratoire Sarget
                                                      S.A. (100%)
                                      1.1.2.7.7.6.    Moprex G.I.E. (99%)
                                      1.1.2.7.7.7.    S.C.I. du Logey (100%)
                               1.1.2.7.8.     ASTA Medica, Inc. (100%)
                                      1.1.2.7.8.1.    Asmed, Inc. (100%)

                                      1.1.2.7.8.2.    Muro Pharmaceutical,
                                                      Inc. (100%)
                                      1.1.2.7.8.3.    Wallace Labora-
                                                      tories/ASTA Medica
                                                      L.L.C. (40%)
                               1.1.2.7.9.     S.A. ASTA Medica N.V. (100%)
                    1.1.2.8.   Sanaplanta Patent-und Know how-
                               Verwertungsgesellschaft mbH   (100%)
                    1.1.2.9.   Sarnico Grundstucks-Verwaltungsgesellschaft
                               mbH & Co. KG   (99%)
                    1.1.2.10.  Vitapharma GmbH (100%)
                               1.1.2.10.1.    ASTA Medica Produtos
                                              Farmaceuticos, Lda. (27%) (73%
                                              owned by Huls Erste
                                              Vermogensverwaltungsgesell-
                                              schaft   mbH)
                               1.1.2.10.2.    ASTA Medica Ilac Ticaret A.S.
                                              (10%) (41% held by ASTA
                                              Medica AG)
                                              -to be liquidated
                    1.1.2.11. ASTA Medica Centroamericana, S.A. (Panama City) (100%)
                    1.1.2.12.  ASTA Medica Centroamericana, S.A. (Guatemala
                               City) (99%)
                    1.1.2.13.  ASTA Medica Ilac Ticaret A.S. (41%) (10%
                               held by Vitapharma   GmbH)
                               -to be liquidated
                    1.1.2.14.  Elbion AG (100%)
                    1.1.2.15.  Centaris AG (100%)
                    1.1.2.16.  Main Gen GmbH
                    1.1.2.17.  Sofotec GmbH & Co. KG (100%)
                    1.1.2.18.  Heller Vermogensverwaltungs-GmbH (100%)
                    1.1.2.19.  Zentaris AG (100%)
                               -develops, manufactures and markets
                                biopharmaceutical drugs
                    1.1.2.20.  G.E.I.E. Europeptides (90%)
                               -conducts research and developments relating
                                to peptides
           1.1.3.   B.V. United Metal & Chemical Company (100%)
                    -manages own investments; currently inactive
                    1.1.3.1.   Carbon Black Nederland B.V. (100%)
                    1.1.3.2.   Degussa-Huls Benelux B.V. (100%)
                    1.1.3.3.   Huls-Nederland B.V. (100%)
                               1.1.3.3.1.   N.V. Huls Benelux S.A. (25.7%)
                                            (73.2% held by Degussa Benelux
                                            S.A.-N.V.)
           1.1.4.   BHS Liegenschaften Verwaltungs GmbH (100%)
                    -acts as personally liable executive shareholder
                     of BHS Liegenschaften GmbH & Co. KG
                    1.1.4.1.   BHS Liegenschaften GmbH & Co. KG (95%)
                    1.1.4.2.   BHS Projektentwicklungs-GmbH (95%)
           1.1.5.   Carbogal - Carbonos de Portugal, S.A. (100%)
                    -produces and sells carbon black
           1.1.6.   Creavis Gesellschaft fur Technologie und Innovation mbH
                    (100%)
                    -arranges funding for research and development projects
           1.1.7.   Degussa Bank GmbH (100%)

                    -engages in banking and stock-exchange-related businesses
                    of all kinds, particularly those taken over from  Degussa
           1.1.8.   INDUSTRIA Bau- und Vermietungsgesellschaft mbH (94.5%)
           1.1.9.   Degussa International Finance N.V. (100%)
                    -conducts finance-related activities
           1.1.10.  Degussa Australia Pty. Ltd. (100%)
                    -conducts marketing-activities for Degussa's businesses
           1.1.11.  Degussa Peroxide Ltd. (100%)
                    -produces and sells hydrogen-peroxide
           1.1.12.  Degussa Antwerpen N.V. (100%)
                    -produces and sells a broad range of chemical and metallurgical products
           1.1.13.  Degussa Benelux S.A.-N.V. (100%)
                    -marketing company for Degussa's businesses in Belgium and Luxembourg
                    1.1.13.1.  N.V. Huls Benelux S.A. (73.2%) (25.7% held by
                               Huls-Nederland B.V.)
           1.1.14.  Degussa CEE Ges.m.b.H. (99.8%)
                    -produces and sells a broad range of chemical products; manages holdings
                    1.1.14.1.  Degussa Hungaria Kft. (100%)
                    1.1.14.2.  Degussa Romania S.R.L. (100%)
                    1.1.14.3.  Degussa Slovakia spol. s.r.o. (100%)
                    1.1.14.4.  OGUSSA Croatia d.o.o. (100%)
                    1.1.14.5.  OGUSSA LJUBLJANA d.o.o. (100%)
                    1.1.14.6.  Osterreichische Chemische Werke Ges.m.b.H. (100%)
           1.1.15.  Degussa China Ltd. (100%)
                    -marketing company for Degussa-businesses in Hong Kong,
                     Macau, and China
                    1.1.15.1.  Huls China Ltd. (100%)
                    1.1.15.2.  Huls Taiwan Co., Ltd. (100%)
           1.1.16.  Degussa Corporation (100%)
                    -produces and sells a broad range of chemical and metallurgical products; trades in precious metals
                    1.1.16.1. CREANOVA Inc. (100%)
                               1.1.16.1.1.   Colortrend International Inc.
                                             (100%)
                                      1.1.16.1.1.1.   Colortrend B.V. (100%)
                                      1.1.16.1.1.2.   Creanova Asia-
                                                      Pacific Pty. Ltd.
                                                      (100%)
                                           1.1.16.1.1.2.1.   Creanova
                                                             Asia-Pacific
                                                             (NZ) Ltd. (100%)
                               1.1.16.1.2.   Creanova de Mexico S.A. de C.V.
                                             (100%)
                               1.1.16.1.3.   Degussa-Huls Canada Inc. (100%)
                                      1.1.16.1.3.1.   Degussa Canada
                                                      Ltd. (100%)
                               1.1.16.1.4.   Rohacryl Inc. (100%)
                                      1.1.16.1.4.1.   CYRO Industries
                                                      (50%)
                               1.1.16.1.5.   Rohm Tech Inc. (100%)
                               1.1.16.1.6.   Sivento, Inc. (100%)
                               1.1.16.1.7.   Stockhausen Inc. (100%)

                                      1.1.16.1.7.1.   Huls Foreign Sales
                                                      Corporation (100%)
                               1.1.16.1.8.   Stockhausen Louisiana, Ltd. (100%)
                    1.1.16.2.  Degussa-Huls Mexico S.A. De C. V. (100%)
                    1.1.16.3.  Grupo Degussa-Huls Mexico S.A. de C.V. (100%)
                               1.1.16.3.1.   Mosamex S.A. de C.V. (100%)
                               1.1.16.3.2.   Wesamex S.A. de C.V. (100%)
                    1.1.16.4.  Rohm America Inc. (100%)
                    1.1.16.5.  Silikal North America, Inc. (100%)
                    1.1.16.6.  Degussa-Huls Inc. (100%)
                    1.1.16.7.  Nilok Chemicals, Inc. (i.L.) (100%)
                    1.1.16.8.  Cyanco Company (50%)
                    1.1.16.9.  Midwest Lysine, L.L.C. (50%)
           1.1.17.  DH Erste Vermogensverwaltungs-GmbH (100%)
                    -holding and management company
                    1.1.17.1. Degussa SKW Co. (75.9%) (24.1% held by Gamma Verwaltungsgesellschaft mbH)
           1.1.18.  Degussa France Groupe SAS (100%)
                    -holding and management company
                    1.1.18.1. COFRABLACK Compagnie Francaise du Carbon Black S.A. (100%)
                    1.1.18.2.  Degussa France S.N.C. (100%)
                    1.1.18.3.  Rexim S.A. (100%)
                    1.1.18.4.  Aerosil France S.A.R.L. (100%)
                    1.1.18.5.  Huls France S.A. (100%)
           1.1.19.  Degussa India Pvt. Ltd. (100%)
                    -produces and sells chemical products
           1.1.20.  Degussa Italia S.p.A. (100%)
                    -marketing company for Degussa AG's businesses
                    1.1.20.1.  Huls Italia S.p.A. (100%)
                    1.1.20.2.  Degussa Chimica S.p.A (50%)
           1.1.21.  Degussa Japan Co., Ltd. (100%)
                    -marketing company for Degussa's businesses
                    1.1.21.1. NIPPON AEROSIL Co., Ltd. (30%) (50% held by Degussa AG)
                               1.1.21.1.1.    Nippon Microtherm Co., Ltd.
                                              (66.7%)
           1.1.22.  Degussa Ltd.(100%)
                    -marketing company for Degussa's businesses
                    1.1.22.1.  Bush Beach Limited (100%)
                    1.1.22.2.  Huls (U.K.) Ltd. (100%)
                    1.1.22.3.  Manox Limited (100%)
           1.1.23.  Degussa Ltda. (100%)
                    -marketing company for Degussa's businesses
                    1.1.23.1.  BRAGUSSA Produtos Quimicos Ltda. (100%)
                    1.1.23.2.  BBA Metais Distribuidora de Titulos e Valores
                               Mobiliarios S.A.   (41%)
                    1.1.23.3.  Newtechnos Componentes para Veiculos Ltda. (100%)
           1.1.24.  Degussa Pacific Ltd. (97.7%)

                    -markets the "Degussa-program" in the Middle and Far
                    East via branch  offices and subsidiaries
           1.1.25.  Degussa Lda. (100%)
           1.1.26.  Degussa-Huls Metals GmbH
           1.1.27.  Degussa Taiwan Ltd. (100%)
                    -markets the "Degussa-program"
           1.1.28.  DH Zweite Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; holding company
           1.1.29.  ESCA Grundstucks-Verwaltungsgesellschaft KG (100%)
                    -in charge of construction on, and management of,
                    specific property in Frankfurt am Main, Germany (Degussa Building/Computer Center)
           1.1.30.  FERMAS s.r.o. (100%)
                    -produces and develops amino-acids (such as Lysin,
                     Threonin and Tryptophan)
           1.1.31.  Gamma Verwaltungsgesellschaft mbH (100%)
                    -manages holdings in other companies; develops,
                    produces and sells chemical products and technical
                    equipment
                    1.1.31.1. Degussa SKW Co. (24.1%) (75.9% held by DH Erste Vermogensverwaltungs-GmbH)
           1.1.32.  Goldschmidt AG (97.3%)
                    -conducts activities related to specialty chemicals
                    1.1.32.1.  Cosmoferm B.V. (100%)
                    1.1.32.2.  Elektro-Thermit GmbH (100%)
                               -manages own investments; currently inactive
                    1.1.32.3.  Goldschmidt Chemical South East Asia Pte.
                               Ltd. (100%)
                    1.1.32.4.  Goldschmidt Espana S.A. (100%)
                    1.1.32.5.  Goldschmidt France S.A.S. (100%)
                    1.1.32.6.  Goldschmidt Italia S.r.l. (100%)
                    1.1.32.7.  Goldschmidt Ltd. (100%)
                               1.1.32.7.1.    Goldschmidt SKW Surfactants
                                              GmbH (100%)
                               1.1.32.7.2.    Goldschmidt SKW Surfactants
                                              (UK) Ltd. (100%)
                    1.1.32.8.  Goldschmidt Quimica de Mexico S.A. de C.V. (100%)
                    1.1.32.9.  Goldschmidt Rewo Verwaltungs-GmbH (100%)
                               1.1.32.9.1.    Goldschmidt Rewo GmbH & Co. KG
                                              (100%)
                    1.1.32.10. Goldschmidt TIB GmbH (100%)
                    1.1.32.11. Gorapur GmbH (51%)
                    1.1.32.12. Kergold Versicherungs-Vermittlungs GmbH (100%)
                    1.1.32.13. Metallwerk GmbH (100%)
                    1.1.32.14. N.V. Th. Goldschmidt Benelux S.A. (100%)
                    1.1.32.15. PT Goldschmidt Sumi Asih JL Cempaka Jatimulya
                               (75%)
                    1.1.32.16. Tego Chemie Service GmbH (100%)
                    1.1.32.17. Th. Goldschmidt E.P.E.i.L. (100%)
                    1.1.32.18. Th. Goldschmidt Ges. m. b. H. (100%)
                    1.1.32.19. Th. Goldschmidt Industrias Quimicas Ltda. (100%)
                    1.1.32.20. Th. Goldschmidt Korea Ltd. (100%)
                    1.1.32.21. Th. Goldschmidt Pacific Ltd. (100%)

                               1.1.32.21.1.   Th. Goldschmidt Pacific Ltd.
                                              Taiwan Branch (100%)
                    1.1.32.22. Th. Goldschmidt Scandinavia A/S (100%)
                    1.1.32.23. Th. Goldschmidt-Fursorge GmbH (100%)
           1.1.33.  HEG Hochdruckextraktion GmbH (100%)
           1.1.34.  Degussa Immobilien GmbH & Co. KG (100%)
                    -acquires, manages and procures property, operates
                     disposal-plants
                    1.1.34.1.  Westgas GmbH & Co. KG (99.9%)
                    1.1.34.2.  Westgas Verwaltungsgesellschaft mbH (100%)
                    1.1.34.3. Aethylen-Rohrleitungs-Gesellschaft mbH & Co. KG (16.7%) (16.7% VEBA Oil Refining & Petrochemical GmbH)
           1.1.35.  Infracor GmbH (100%)
                    -offers technical and analytical services for
                     Degussa-operations
                    1.1.35.1.  Huls Service GmbH (100%)
           1.1.36.  Insilco Ltd. (63.1%)
                    -produces and sells silicic acid
           1.1.37.  KMV Vermogensverwaltungs-GmbH (99%)
                    -manages own investments
           1.1.38.  Korea Carbon Black Co., Ltd. (100%)
                    -produces and sells carbon black
           1.1.39.  Laporte plc
                    1.1.39.1.  Laporte Amalgamation (100%)
                               1.1.39.1.1.    Birthorpe Guarantee Co
                                              -currently inactive
                               1.1.39.1.2.    GD Holmes Ltd
                                              -currently inactive
                               1.1.39.1.3.    Laporte DL
                                              -currently inactive
                               1.1.39.1.4.    Lap. Chemicals (81%)
                                              (Sarclear also has a 19%
                                              interest.)
                               1.1.39.1.5.    Lap. North America (100%)
                               1.1.39.1.6.    Micro Image Chemicals (100%)
                               1.1.39.1.7.    Lap. Holdings Antilles (100%)
                               1.1.39.1.8.    Lap. Industries (100%)
                               1.1.39.1.9.    Lap. Flourides (100%)
                               1.1.39.1.10.   Lil Group Services (100%)
                               1.1.39.1.11.   Laporte Mats Barrow
                                              -currently inactive
                               1.1.39.1.12.   Laporte Properties
                                              -currently inactive
                               1.1.39.1.13.   Lil Treasury (100%)
                               1.1.39.1.14.   Perchem Ltd
                                              -currently inactive
                               1.1.39.1.15.   Peroxyde Chemie
                               1.1.39.1.16.   P Spence & Sons
                                              -currently inactive

                               1.1.39.1.17.   R&J Garroway Ltd
                                              -currently inactive
                               1.1.39.1.18.   Syncserv (50%)
                               1.1.39.1.19.   Semilab (100%)
                                              -currently inactive
                               1.1.39.1.20.   Lap. Europa (100%)
                                      1.1.39.1.20.1.  Lap. Acids (100%)
                               1.1.39.1.21. Inspec Invesco (76%) (Inspec Group BV also has a 24% interest.)
                               1.1.39.1.22.   EGL (100%)
                                      1.1.39.1.22.1.  Alumina Chemicals UK
                                                      -currently inactive
                                      1.1.39.1.22.2.  Maintenance Products
                                                      -currently inactive
                                      1.1.39.1.22.3.  W S Ferguson
                                                      -currently inactive
                                      1.1.39.1.22.4.  Laporte Chelverston
                                                      -currently inactive
                                      1.1.39.1.22.5.  Laporte ECL
                                                      -currently inactive
                                      1.1.39.1.22.6.  Laporte Industrial
                                                      Coatings
                                                      -currently inactive
                                      1.1.39.1.22.7.  Idenden Amulet
                                                      -currently inactive
                                      1.1.39.1.22.8.  Laporte Automotive
                                                      -currently inactive
                                      1.1.39.1.22.9.  Postans
                                                      -currently inactive
                                      1.1.39.1.22.10. Westbrown Contractors
                                                      -currently inactive
                                      1.1.39.1.22.11. Lapodorm no 3
                                                      -currently inactive
                                      1.1.39.1.22.12. Worrall's Powdwers
                                                      -currently inactive
                                      1.1.39.1.22.13. Lapochem (Biokem
                                                      Chemicals)
                                                      -currently inactive
                                      1.1.39.1.22.14. Midland Speciality
                                                      -currently inactive
                                      1.1.39.1.22.15. Sarclear (100%)
                                           1.1.39.1.22.15.1. Lap. Chemicals
                                                             (19%) (Laporte
                                                             Amalgamation has
                                                             an 81% direct
                                                             interest.)
                                             1.1.39.1.22.15.1.1. Laporte Chem.
                                                                 Ltda. (100%)
                                             1.1.39.1.22.15.1.2. Aztec Hold.
                                                                 Comp. (100%)
                                               1.1.39.1.22.15.1.2.1.  Aztec
                                                                      Peroxides
                                                                      (100%)
                                             1.1.39.1.22.15.1.3. Lap. NL Holding
                                                                 (100%)

                                               1.1.39.1.22.15.1.3.1.  Laporte
                                                                      Chemicals
                                                                      BV (100%)
                                               1.1.39.1.22.15.1.3.2.  Lap. Spec.
                                                                      (100%)
                                               1.1.39.1.22.15.1.3.3.  St.
                                                                      Bernard
                                                                      Insurance
                                                                      (100%)
                                             1.1.39.1.22.15.1.4. Lap. Ind.
                                                                 (100%)
                                               1.1.39.1.22.15.1.4.1.  Lap. Perf.
                                                                      Chem.
                                                                      (100%)
                                             1.1.39.1.22.15.1.5. Lap. Ireland
                                                                 (100%)
                                               1.1.39.1.22.15.1.5.1.  Lap. TBS
                                                                      (100%)
                                             1.1.39.1.22.15.1.6. Lap. Services
                                                                 (100%)
                                               1.1.39.1.22.15.1.6.1.  Soprelec.
                                                                      Hold.
                                                                      (100%)
                                               1.1.39.1.22.15.1.6.2.  Soderec
                                                                      Intern.
                                                                      (100%)
                                             1.1.39.1.22.15.1.7. Lap. NL BV
                                                                 (100%)
                                               1.1.39.1.22.15.1.7.1.  Laporte
                                                                      Speciality
                                                                      Nordic
                                                                      (100%)
                                               1.1.39.1.22.15.1.7.2.  Raylo
                                                                      Chem.
                                                                      (100%)
                                             1.1.39.1.22.15.1.8. Lap. BV
                                                                 (100%)
                                               1.1.39.1.22.15.1.8.1.  Lap. Hold
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.2.  Laporte
                                                                      SA (100%)
                                               1.1.39.1.22.15.1.8.3.  SCPO
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.4.  Lap. Gmbh
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.5.  Peroxide-
                                                                      Chem
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.6.  Odsa
                                                                      Abpack
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.7.  Lap.
                                                                      Invesco
                                                                      (26%)
                                                                      (Bilstar
                                                                      also has
                                                                      a 74%
                                                                      interest.)
                                             1.1.39.1.22.15.1.9. Shawcross
                                                                 (100%)
                                           1.1.39.1.22.15.2. Plaskem
                                                             Holding
                                                             (100%)
                                             1.1.39.1.22.15.2.1. Lap.
                                                                 Organics
                                                                 Australia
                                                                 (100%)
                               1.1.39.1.23.   Bilstar (100%)
                                      1.1.39.1.23.1.  Lap. Invesco (74%) (Lap.
                                                      BV also has a 26%
                                                      interest.)
                    1.1.39.2.  Laporte Spec. Organics (100%)
                               1.1.39.2.1.    Inspec Finance (100%)
                               1.1.39.2.2.    Inspec Fine Chem Four Ashes (100%)
                               1.1.39.2.3.    Lap. Perf. Chem. Knotingley (100%)
                                      1.1.39.2.3.1.   Laporte Specialty Organics
                                                      (20%) (80% also owned by
                                                      Laporte Spec. Organics
                                                      directly.)
                               1.1.39.2.4.    Lap. Perf. Chem. Hythe (100%)
                               1.1.39.2.5.    Laporte Perf. Chem Stanlow (100%)
                               1.1.39.2.6. Laporte Specialty Organics (80%) (20% also owned by Lap Perf Chem Knotingley.)
                               1.1.39.2.7.    Inspec Group (100%)
                                      1.1.39.2.7.1.   Circuit Chemistry (100%)
                                      1.1.39.2.7.2.   Inspec Foams (100%)
                                      1.1.39.2.7.3.   Jayhawk Fine Chem. Copr.
                                                      (100%)
                                      1.1.39.2.7.4.   Kamco (100%)
                                      1.1.39.2.7.5.   Laporte Specialty Organics
                                                      (100%)
                               1.1.39.2.8.    Inspec Group (100%)
                                      1.1.39.2.8.1.   Inspec Fibres Ges. (100%)

                                      1.1.39.2.8.2.   Inspec Finance (100%)
                                      1.1.39.2.8.3.   Inspec Namheung Chem
                                                      (100%)
                                      1.1.39.2.8.4.   Lap. Perf. Chem. SA (100%)
                                      1.1.39.2.8.5.   Inspec NL Holding (100%)
                                      1.1.39.2.8.6.   Inspec Deutsch. Holding
                                                      (100%)
                                           1.1.39.2.8.6.1.   Inspec Marketing
                                                             (100%)
                                             1.1.39.2.8.6.1.1.   Technochemie
                                                                 (99%)
                                           1.1.39.2.8.6.2.   Laporte Speciality
                                                             Organics (100%)
                                           1.1.39.2.8.6.3.   Lap. Vertriebs
                                                             (100%)
           1.1.40.  Leukon AG (100%) -holding
                    company for capital assets
                    and holdings
                    1.1.40.1.  Degussa-Huls (Schweiz) AG (100%)
                    1.1.40.2.  Degussa-CIAG (100%)
                    1.1.40.3.  Perbor AG (100%)
           1.1.41.  Methanova GmbH (100%)
                    -produces and sells chemical
                    products, particularly under
                    the "Methanova" mark
           1.1.42.  NIPPON AEROSIL Co., Ltd. (50%) (30%
                    held by Degussa-Huls Japan Co., Ltd.)
                    -produces and sells aerosil
           1.1.43.  Nordisk Carbon Black AB (100%)
                    -produces and sells carbon black
                    1.1.43.1.  Nordisk Carbon Black Energie AB (100%)
                    1.1.43.2.  Oxeno Olefinchemie GmbH (100%)
                               -produces oxo-alcohols and derivatives
                    1.1.43.3.  Oxeno France S.A.R.L. (100%)
           1.1.44.  Procyan GmbH (100%)
                    -markets chlorides
           1.1.45. PROMOS Grundstucksverwaltungsgesellschaft KG (100%) -responsible for construction and management of particular property in Frankfurt am
                    Main, Germany (Degussa-building)
           1.1.46.  Rohm GmbH & Co. KG (100%)
                    -develops, produces and sells Methacrylates
                    1.1.46.1.  Huls Nordic AB (35%) (65% held by Degussa AG)
                    1.1.46.2.  MONACRIL S.A. (100%)
                    1.1.46.3.  Paraglas Holding (100%)
                               1.1.46.3.1.  Para-Chemie Ges.m.b.H. (100%)
                    1.1.46.4.  PARAGLAS Sociedade de Acrilicos, Lda.
                               (70%) (30% held by Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH)
                    1.1.46.5.  ROHA B.V. (100%)
                    1.1.46.6.  Rohm RohMax Holding GmbH (100%)
                               1.1.46.6.1.    RohMax Additives GmbH (100%)
                                      1.1.46.6.1.1.   RohMax Canada Co. (100%)
                                      1.1.46.6.1.2.   RohMax France SCA (100%)
                                      1.1.46.6.1.3.   RohMax USA Inc. (100%)
                    1.1.46.7.  Rohm Beteiligungs Gesellschaft mbH (100%)

                    1.1.46.8.  Rohm France S.A.R.L. (100%)
                    1.1.46.9.  ROHM Ltd. (100%)
                               1.1.46.9.1.    HEXORAN Co. Ltd. (100%)
                    1.1.46.10. RohMax Verwaltungsgesellschaft mbH (100%)
                    1.1.46.11. MAKROFORM GmbH (50%)
                    1.1.46.12. Thyssen Rohm Kunststoffhandelsgesellschaft
                               mbH (50%)
                               1.1.46.12.1.   Konig Kunstoffe GmbH (100%)
                               1.1.46.12.2.   PLEXI S.A. (100%)
                               1.1.46.12.3.   Rohm Austria Ges.m.b.H. (100%)
                               1.1.46.12.4.   ROHM Benelux B.V. (100%)
                               1.1.46.12.5.   Rohm Italia S.r.L. (100%)
                               1.1.46.12.6.   CADILLAC Plastic France S.A. (50%)
                               1.1.46.12.7.   CADILLAC Plastic GmbH (50%)
                               1.1.46.12.8.   CADILLAC Plastic S.A. (50%)
                               1.1.46.12.9.   Otto Wolff Kunststoffvertrieb
                                              GmbH (24%)
           1.1.47.  SILQUIMICA S.A. (100%)
                    -produces and sells products of all branches of the chemical-industry, particularly filling material
           1.1.48.  SKW Americas, Inc. (100%)
                    -holding company
                    1.1.48.1.  Goldschmidt Chemical Corp. (100%)
                               1.1.48.1.1. Goldschmidt Industrial Chemical Corp. (100%)
                    1.1.48.2.  Proligo LLC (51%)
                               1.1.48.2.1.    Proligo Biochemie GmbH (100%)
                    1.1.48.3.  SKW Benchmark, Inc. (100%)
                    1.1.48.4.  SKW Chemicals Inc. (100%)
                               1.1.48.4.1.    Dormex Company USA LLC (Fresno,
                                              USA) (51%)
                    1.1.48.5.      SKW Metallurgical, Inc. (100%)
                               1.1.48.5.1.    ESM Group, Inc. (100%)
                                      1.1.48.5.1.1.   ESM Holding Inc. (100%)
                                      1.1.48.5.1.2.   ESM II, Inc. (100%)
                                           1.1.48.5.1.2.1.   ESM II LP (100%)
                                      1.1.48.5.1.3.   ESM Manufactoring Inc.
                                                      (100%)
                                           1.1.48.5.1.3.1.   ESM Manufactoring
                                                             LP (100%)
                                      1.1.48.5.1.4.   ESM Metallurgical Products
                                                      Inc. (100%)
                                      1.1.48.5.1.5.   ESM ( Tanjin) Co. Ltd.
                                                      (100%)
                               1.1.48.5.2.    Stollberg Inc. (85%) (15% held by
                                              Stollberg GmbH)
                               1.1.48.5.3.    Tecpro Corporation (100%)
                    1.1.48.6.  SKW-MBT Management Inc. (100%)
                               1.1.48.6.1.    ChemRex Inc. (100%)
                                      1.1.48.6.1.1.   ChemRex de Mexico S.A.
                                                      de C.V. (100%)
                               1.1.48.6.2.    HSC II, Inc. (100%)
                               1.1.48.6.3.    Master Builders Techn. Ltd. (100%)
                               1.1.48.6.4.    Master Builders, Inc. (100%)
                               1.1.48.6.5.    ORD-Products Inc. (100%)
                                              -to be liquidated

                               1.1.48.6.6.    Retsam Inc. (100%)
                               1.1.48.6.7.    Senergy, Inc. (100%)
                               1.1.48.6.8.    SKW-MBT Leasing Co., LLC (50%)
                                              (50% held by SKW-MBT Operations,
                                              Inc.)
                               1.1.48.6.9.    SKW-MBT Operations, Inc. (100%)
                                      1.1.48.6.9.1.   SKW-MBT Leasing Co., LLC
                                                      (50%) (50% held by SKW-MBT
                                                      Management Inc.)
                               1.1.48.6.10.   Watson Bowman Acme, Corp. (100%)
                                      1.1.48.6.10.1.  Shangshu Watson Bowman
                                                      Rubber Co. Ltd. (51%)
                    1.1.48.7.  SKW Nature Products, Inc. (100%)
                               -currently inactive
                               1.1.48.7.1.    Alex Fries Inc. (100%)
                                      1.1.48.7.1.1.   Alex Fries and Fleischmann
                                                      S.A. de C.V. (50%)
                                      1.1.48.7.1.2.   Alfrebo Inc. (100%)
                               1.1.48.7.2.    Lucas Meyer Inc. (100%)
                               1.1.48.7.3.    SKW Biosystems Inc. (100%)
                               1.1.48.7.4.    SKW Biosystems Puerto Rico Inc.
                                               (100%)
                               1.1.48.7.5. SKW Nature Products Manufacturing, Inc. (100%)
                                      1.1.48.7.5.1.   SKW BioActives
                                                      Manufacturing, LLC (100%)
                                      1.1.48.7.5.2.   SKW Flavors & Fruit
                                                      Systems Manufacturing, LLC
                                                      (100%)
                                      1.1.48.7.5.3.   Gelatin & Specialties
                                                      Manufacturing, LLC (100%)
                                      1.1.48.7.5.4.   SKW Texturant Systems
                                                      Manufacturing, LLC (100%)
                               1.1.48.7.6.    SKW Nature Product Sales, Inc.
                                              (99%)
                                      1.1.48.7.6.1.   SKW BioActives Sales, LLC
                                                      (100%)
                                      1.1.48.7.6.2.   SKW Flavors & Fruits
                                                      Systems Sales (100%)
                                      1.1.48.7.6.3.   SKW Gelatin & Specialties
                                                      Sales, LLC (100%)
                                      1.1.48.7.6.4.   SKW Texturant Systems
                                                      Sales, LLC (100%)
                               1.1.48.7.7.    SKW Nature Products Services,
                                              LP (100%)
           1.1.49.  Degussa Bauchemie GmbH (100%)
                    -currently inactive
                    1.1.49.1.  Bettor MBT S.A. (100%)
                               1.1.49.1.1.    Bettor MBT Portugal Produtos
                                              Quimicos para Construcao, S.A.
                                              (100%)
                               1.1.49.1.2.    Thoro Systems Products S.A. (100%)
                    1.1.49.2.  Feb Ltd. (100%)
                               1.1.49.2.1.    Construction Chemicals (U.A.E.)
                                              (49%)
                               1.1.49.2.2.    Jordanian Swiss Company for
                                              Manufactoring and Marketing
                                              Construction Chemicals Ltd. (80%)
                               1.1.49.2.3.    MBT (UK) Ltd. (100%)
                               1.1.49.2.4.    Aquaseal Ltd. (100%)
                               1.1.49.2.5.    Feb (Scotland) Ltd. (100%)
                    1.1.49.3.  Liquiment Linz Ges. mbH (100%)
                    1.1.49.4.  MAC Modern Advanced Concrete S.p.A. (99.9%)
                               1.1.49.4.1.    VN S.p.A. (100%)

                    1.1.49.5.  Master Builders PCI B. V. (100%)
                    1.1.49.6.  MBT Austria Bauchemie Ges.m.b.H. (100%)
                    1.1.49.7.  MBT France S.A. (99.9%)
                    1.1.49.8.  MBT Holding AG (100%)
                               1.1.49.8.1.    Conica Technik AG (100%)
                                      1.1.49.8.1.1.   Conica Technik GmbH (100%)
                                      1.1.49.8.1.2.   Reaku-Hobein GmbH (100%)
                               1.1.49.8.2.    Guangzhou MBT Co. Ltd. (60%)
                               1.1.49.8.3. Hachiyo Concrete Consultant Co. Ltd. (23.3%) (30% held by NMB Co Ltd.)
                               1.1.49.8.4.    Immobiliare Malaspinas SpA (100%)
                               1.1.49.8.5. Korea Master Builders Co. Ltd. (50%) (50% held by NMB Co Ltd.)
                               1.1.49.8.6.    MAC Beton Hellas S.A. (60%)
                               1.1.49.8.7.    Master Builders OY (100%)
                               1.1.49.8.8.    Master Builders S.A./N.V. (100%)
                               1.1.49.8.9. Master Builders Technologies Egypt for Construction Chem. SAE ( MBT Egypt ) (49.9%)
                               1.1.49.8.10. Master Builders Technology (MBT) India Private Limited (100%)
                               1.1.49.8.11.   MBT (Malaysia) Sdn. Bhd. (33.3%)
                                              (66.7% held by NMB  Co Ltd.)
                               1.1.49.8.12.   MBT (Schweiz) AG (100%)
                                      1.1.49.8.12.1.  MBT Chile Ltda. (20%) (80%
                                                      held by MBT Holding AG)
                               1.1.49.8.13.   MBT Mexico S.A. de C.V. (50%) (50%
                                              held by MBT Holding AG)
                                      1.1.49.8.13.1.  MBT Colombia S.A. (40%)
                                                      (60% held by MBT Holding
                                                      AG)
                                             1.1.49.8.13.1.1.1.  MBT Unicon
                                                                 S.A. (70%)
                                             1.1.49.8.13.1.1.2.  Multiresinas
                                                                 Ltda. (90%)
                                      1.1.49.8.13.2.  PCI France S.A.R.L. (100%)
                               1.1.49.8.14.   MBT Argentina S.A. (98.5%)
                               1.1.49.8.15. MBT Brasil Industria e. Comercio Ltda. (100%)
                               1.1.49.8.16.   MBT Chile Ltda. (80%) (20% held by
                                              MBT (Schweiz) AG)
                               1.1.49.8.17.   MBT Colombia S.A. (60%) (40% held
                                              by MBT Mexico S.A. de C.V.)
                               1.1.49.8.18.   MBT de Venezuela S.A. (100%)
                               1.1.49.8.19.   MBT Mexico S.A. de C.V. (50%) (50%
                                              held by MBT (Schweiz) AG)
                               1.1.49.8.20. MBT Minning & Tunneling Products (Pty.) Ltd. (100%)
                               1.1.49.8.21.   PCI Bauprodukte AG (100%)
                               1.1.49.8.22.   SKW MBT Hungary Construction
                                              Systems Production & Distribution
                                              Co Ltd. (100%)

                               1.1.49.8.23. SKW-MBT Construction Chemicals (China) Co. Ltd. (100%)
                               1.1.49.8.24.   SKW-MBT d.o.o., Kroatien (85%)
                               1.1.49.8.25.   SKW-MBT Slovensko s.r.o. (100%)
                               1.1.49.8.26.   Harris Specialty Chemicals
                                              Asia-Pacific (Ltd.) (99%)
                               1.1.49.8.27.   MBT Cayman Islands (100%)
                               1.1.49.8.28.   Shanghai MBT & SCG High-Tech
                                              Construction Chemicals Co., Ltd.
                                              (60%)
                               1.1.49.8.29.   SKW-MBT Polska Sp. Z.o.o. (100%)
                    1.1.49.9.  Meges Boya Sanayi Ve Ticaret A.S. (75.4%)
                    1.1.49.10. NMB Co Ltd. (100%)
                               1.1.49.10.1. Hachiyo Concrete Consultant Co. Ltd. (30%) (23.3% held by MBT
                                              Holding AG)
                               1.1.49.10.2. Korea Master Builders Co. Ltd. (50%) (50% held by MBT Holding AG)
                               1.1.49.10.3.   Master Builders Technologies
                                              (Honkong) Ltd. (100%)
                               1.1.49.10.4.   MBT (Australia) Pty. Ltd. (100%)
                                      1.1.49.10.4.1.  MBT (New Zealand) Ltd.
                                                      (100%)
                               1.1.49.10.5.   MBT (Malaysia) Sdn. Bhd. (66.7%)
                                              (33.3% held by MBT  Holding AG)
                               1.1.49.10.6.   MBT (Philippines) Inc. (100%)
                               1.1.49.10.7.   MBT (Singapore) Pte. Ltd. (100%)
                                      1.1.49.10.7.1.  MBT (Vietnam) Ltd. (100%)
                               1.1.49.10.8.   MBT (Taiwan) Co. Ltd. (100%)
                               1.1.49.10.9.   P.T. MBT Indonesia (95%)
                               1.1.49.10.10. Shanghai Master Builders Co.Ltd. (60%)
                               1.1.49.10.11.  Thai Master Builders Co. Ltd.
                                              (99.9%)
                               1.1.49.10.12.  Pozzolith Bussan Ltd. (100%)
                               1.1.49.10.13.  Splice Sleeve Japan, Ltd. (33%)
                                      1.1.49.10.13.1. Splice Sleeve North
                                                      America (USA) (100%)
                    1.1.49.11. Nordisk Bygge Kemi A/S (100%)
                               1.1.49.11.1.   BKN Byggekemi AB (100%)
                               1.1.49.11.2.   MBT Intl. UGC Norway (100%)
                               1.1.49.11.3. SKW-MBT Statybines Medziagos Ltd. (100%)
                    1.1.49.12. Prince Color s.r.o. (100%)
                    1.1.49.13. SKW Bauwerkstoffe Deutschland GmbH (100%)
                               1.1.49.13.1.   Alpha-Verwaltungs-GmbH (100%)
                               1.1.49.13.2.   Colfirmit Rajasil GmbH & Co. KG
                                              (100%)
                               1.1.49.13.3.   PCI Augsburg GmbH (100%)
                                      1.1.49.13.3.1.  PCI Construction Systems
                                              Ltd. (100%)
                                      1.1.49.13.3.2.  SKW Bauwerkstoffe
                                                      Piesteritz GmbH (100%)
                               1.1.49.13.4.   Relius Coatings GmbH & Co. (100%)
                                      1.1.49.13.4.1.  Cela Farbenfabrik C.Lagoni
                                                      & Sohn GmbH & Co. KG (90%)
                                                      (10% held by Cela
                                                      Farbenfabrik Lagoni
                                                      Verwaltungsges. mbH)

                                           1.1.49.13.4.1.1.  F.A.C. van der
                                                             Linden GmbH & Co.
                                                             KG (99%)
                                      1.1.49.13.4.2.  Cela Farbenfabrik Lagoni
                                                      Verwaltungsges. mbH (100%)
                                           1.1.49.13.4.2.1.  Cela Farbenfabrik
                                                             C.Lagoni & Sohn
                                                             GmbH  & Co. KG
                                                             (10%) (90% held by
                                                             Relius Coatings
                                                             GmbH & Co.)
                                      1.1.49.13.4.3.  HPS S.A.R.L. (100%)
                                           1.1.49.13.4.3.1.  Schreiber
                                                             Peintures S.A.
                                                             (55.8%) (44.2%
                                                             held by Relius
                                                             Coatings GmbH &
                                                             Co.)
                                      1.1.49.13.4.4.  Relius Coatings
                                                      Beteiligungs GmbH (100%)
                                      1.1.49.13.4.5.  Relius Coatings
                                                      Nederland B.V. (100%)
                                           1.1.49.13.4.5.1.  Hoeka B.V. (100%)
                                           1.1.49.13.4.5.2.  S.C.I.Z.S. (100%)
                                      1.1.49.13.4.6.  Schreiber Peintures S.A.
                                                      (44.2%) (55.8% held by
                                                      HPS S.A.R.L.)
                               1.1.49.13.5.   SKW Polymers GmbH (99.9%)
                                      1.1.49.13.5.1.  SKW East Asia Ltd. (100%)
                               1.1.49.13.6.   Colfirmit Rajasil Verwaltungs
                                              GmbH (100%)
                               1.1.49.13.7.   SKW Korea Chusik Hosea Ltd.
                                              (100%)
                    1.1.49.14. SKW-MBT Stavebni Hmoty S. r. o. (100%)
                    1.1.49.15. Spec-Chem Finance B.V. (100%)
                    1.1.49.16. YAPKIM YAPI KIMYA SANAYI A.S. (100%)
                    1.1.49.17. SKW Bau- und Farben-Forschungs GmbH (100%)
           1.1.50.  SKW Chemie-Technik GmbH (100%)
                    -currently inactive
                    1.1.50.1.  NIGU Chemie GmbH (100%)
           1.1.51.  SKW Italia S.r.L. (99%)
                    1.1.51.1.  SKW France S.A. (100%)
                               -currently inactive
                    1.1.51.2.  Affival S.A. (100%)
                               1.1.51.2.1. Affival Inc. (100%)
                    1.1.51.3.  SKW Ingenieur GmbH (100%)
                               -currently inactive
           1.1.52.  SKW Metallurgie AG (100%)
                    -conducts activities relating to
                    metallurgical and chemical products
                    1.1.52.1.  SKW Giesserei-Technik GmbH (100%)
                    1.1.52.2.  SKW Stahl-Technik GmbH (100%)
           1.1.53.  SKW Nature Products GmbH (100%)
                    - currently inactive
                    1.1.53.1.  Lucas Meyer GmbH & Co. KG (100%)
                               1.1.53.1.1.    Biolinol GmbH (100%)
                    1.1.53.2.  Philippines Bio-Industries Inc. (60%)
                    1.1.53.3.  SKW Biogarde GmbH & Co.  KG (100%)
                    1.1.53.4.  SKW BIOSYSTEMS Philippines Inc. (100%)
                    1.1.53.5.  SKW Flavors & Fruit Systems GmbH (100%)

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

                    1.1.53.6.  SKW Gelatin &Specialties GmbH (100%)
                               1.1.53.6.1.    SKW Gelatin &Specialties SL (100%)
                               1.1.53.6.2.    SKW Nature Products Services
                                              Benelux N.V. (99.5%)
                                      1.1.53.6.2.1.   SKW BIOSYSTEMS N.V. (100%)
                               1.1.53.6.3.    Guangdong Bio-Industries Co (75%)
                    1.1.53.7.  SKW Nature Products International Services
                               GmbH (100%)
                               1.1.53.7.1.    SKW Nature Products Services,
                                              SL (100%)
                               1.1.53.7.2.    SKW Nature Products Argentina
                                              S.A. (100%)
                               1.1.53.7.3.    SKW Nature Products Services
                                              (UK) Ltd. (100%)
                    1.1.53.8.  SKW Nature Products Services GmbH (100%)
                    1.1.53.9.  SKW BIOSYSTEMS GmbH & Co  KG (100%)
                    1.1.53.10. SKW Texturant Services (Singapore) PTE Ltd.
                               (100%)
           1.1.54.  SKW Nature Products Holding France S.A.S. (100%)
                    -currently inactive
                    1.1.54.1.  SKW BIOSYSTEMS  S.A.S. (100%)
                               1.1.54.1.1.    Lucas Meyer Cosmetics S.A. (100%)
                               1.1.54.1.2.    Lucas Meyer France S.A. (75%)
                    1.1.54.2.  SKW BIOSYSTEMS (M) SDN BHD (100%)
                    1.1.54.3.  SKW BIOSYSTEMS (Thailand ) Ltd. (49%)
                    1.1.54.4.  SKW BIOSYSTEMS Argentin S.A. (99%)
                    1.1.54.5.  SKW BIOSYSTEMS De Mexico SA de CV. (100%)
                    1.1.54.6.  SKW BIOSYSTEMS do Brasil Ltda. (100%)
                    1.1.54.7.  SKW BIOSYSTEMS K.K. (100%)
                    1.1.54.8.  SKW BIOSYSTEMS Ltd. (100%)
                    1.1.54.9.  Systems Bio-Industries Maroc S.A. (73.9%)
                               (25.3% held by E.ON AG)
                    1.1.54.10. Bambao SA i.L. (69.5%)
                    1.1.54.11. Monnier (100%)
                    1.1.54.12. P.T. Natafood Bio-Industries i.L. (91.7%)
           1.1.55.  SKW Nature Products Management GmbH (100%)
                    -currently inactive
                    1.1.55.1.  Edelsoja GmbH (50%)
           1.1.56.  SKW Stickstoffwerke Piesteritz GmbH (100%)
                    -currently inactive
                    1.1.56.1.  Agrochemie Handelsgesellschaft mbH (100%)
           1.1.57.  SKW Texturant Systems GmbH (100%)
                    -currently inactive
                    1.1.57.1.  Lucas Meyer (UK) Ltd. (100%)
                    1.1.57.2.  Lucas Meyer B.V. (100%)
                    1.1.57.3.  Lucas Meyer S.r.l. (99%)
                               1.1.57.3.1.    SKW BU TS Italy s.r.l. (100%)
                    1.1.57.4.  SKW BIOSYSTEMS S.A. (100%)
                               1.1.57.4.1.    SKW BIOSYSTEMS Sociedade
                                              Comercial de Biotexturantes
                                              para e industria Ltda. (66%)
           1.1.58.  Stockhausen GmbH & Co. KG (99.9%)
                    -produces a broad range of
                    goods, including super-absorbents

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

                    1.1.58.1.  Moskau Stockhausen Perm AG (100%)
                    1.1.58.2.  Tianshi Special Chemical Ltd. (85%)
                    1.1.58.3.  Cosmedis Pharma GmbH (100%)
                    1.1.58.4. Europrotection Gesellschaft fur personliche Schutzausrustung und logistische Dienstleistung (100%)
                    1.1.58.5.  Stockhausen E.T.U. L.L.C. (100%)
                    1.1.58.6.  Stockhausen Indonesia PT (70%)
                    1.1.58.7.  Stockhausen U.K. Ltd. (100%)
                    1.1.58.8.  Stockhausen Unterstutzung-Einrichtungs GmbH
                               (100%)
                    1.1.58.9.  StoHaas Management GmbH (50%)
                    1.1.58.10. StoHaas Monomer GmbH & Co. KG (50%)
                    1.1.58.11. TFL Ledertechnik GmbH & Co. KG (15%) (35% held by
                               Rohm GmbH & Co. KG)
           1.1.59.  Stockhausen Verwaltungsgesellschaft mbH (100%)
                    -has holdings in Stockhausen GmbH & Co. KG and/or directs that company's business
                    1.1.59.1.  Huls-Stockhausen Kimya Sanayi ve Ticaret A.S.
                               (100%)
                    1.1.59.2.  Stockhausen Far East Ltd. (100%)
                               1.1.59.2.1. Stockhausen Ningbo Chemicals Co. Ltd. (100%)
                    1.1.59.3.  Stockhausen N.V. (99.5%)
                    1.1.59.4.  Stockhausen Nordic AB (100%)
                    1.1.59.5.  Stockhausen Nordic OY (100%)
                    1.1.59.6.  Stockhausen S.A.R.L. (100%)
                    1.1.59.7.  P.T. Stockhausen Asia (85%)
                    1.1.59.8.  Stockhausen Iberia S.A. (100%)
                    1.1.59.9.  Stockhausen Latino Americana Ltd. (100%)
           1.1.60.  Stollberg GmbH (100%)
                    1.1.60.1.  Denain Anzin Metallurgie S.A.S (100%)
                    1.1.60.2. Stollberg Inc. (15%) (85% held by SKW Metallurgical, Inc.)
                    1.1.60.3.  Stollberg Do Brasil (100%)
                    1.1.60.4.  Stollberg India Pvt, Ltd. (100%)
                    1.1.60.5.  Samil-Stollberg Co. Ltd. (50%)
           1.1.61.  Sudsalz GmbH (49%)
                    -produces and markets salt-products
                    1.1.61.1.  Corporacion Firme Gallega S.A. (50%)
                               1.1.61.1.1.    Sal Costa S.A. (51%) (49% held by
                                              Sudsalz GmbH)
                                      1.1.61.1.1.1.   Nutricost S.L. (100%)
                    1.1.61.2.  Nord-Sud Salzhandelsgesellschaft mbH (100%)
                    1.1.61.3. Sal Costa S.A. (49%) (51% held by Corporacion Firme Gallega S.A.)
                    1.1.61.4.  NEHTSALT Trading B.V. (100%)
                    1.1.61.5.  Salzkontor SK Westsachsen GmbH (100%)
                    1.1.61.6. Salzniederlage der Bayerischen Salinen Hermann Leschner GmbH & Co. KG (60%)
                    1.1.61.7.  Solna Spolecnost s.r.o. (100%)
                    1.1.61.8.  Solsan a.s. (100%)

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

                               1.1.61.8.1.    Solsan Slovakia spol. s.r.o.
                                              (100%)
                    1.1.61.9.  Sudsalz Ges. m.b.H. (100%)
                    1.1.61.10. Tisol Kft. (90%)
           1.1.62.  ThG Vermogensverwaltung GmbH (100%)
                    -currently inactive
           1.1.63.  Traco Labs, Inc. (100%)
           1.1.64.  United Silica (Siam) Ltd. (70%)
                    -currently inactive
           1.1.65.  United Silica Industrial Ltd., (USIL) (100%)
                    -produces filling materials and zeolites
           1.1.66.  Verwaltungsgesellschaft Huls mbH (100%)
                    -acquires and manages holdings
           1.1.67.  Agomet Klebstoffe GmbH (100%)
                    -currently inactive
           1.1.68.  Alliance Peroxide (Pty) Ltd. (100%)
                    -produces and sells peroxide
           1.1.69.  Carbon Black Polska Sp. z.o.o. (100%)
                    -currently inactive
           1.1.70.  Chemikalien G. Carl W. Franck Nachf. GmbH (100%)
                    - currently inactive
           1.1.71.  Degussa Iran AG (100%)
                    -marketing for all business-areas of Degussa AG
           1.1.72.  Degussa Private Limited (100%)
                    -currently inactive
           1.1.73.  DH Achte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.74.  Degussa Argentina S.A. (99.9%)
                    -marketing company for Degussa's businesses
           1.1.75.  Degussa Assekuranz-Kontor GmbH (100%)
                    -procures all types of insurance-businesses
           1.1.76.  DH Dritte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments
           1.1.77.  DH Funfte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.78.  Degussa Korea Limited (100%)
                    -markets products of UB Metall, UB Chemie and GB Dental
           1.1.79.  SKW Piesteritz Holding GmbH (100%)
           1.1.80.  Degussa-Huls Norden AB (100%)
                    -marketing company for Degussa's businesses
           1.1.81.  DH Sechste Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.82.  DH Siebente Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.83. Degussa-Huls Ticaret Limited Sirketi (90%) (10% held by Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH) -marketing for businesses of Degussa AG

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

           1.1.84.  DH Vierte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.85.  DH Zehnte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; inactive
           1.1.86.  DH Energiebeschaffungs-GmbH (100%)
                    -holding company for Degussa AG's shares in Kraftwerk Ryburg-Schworstadt AG; procures electricity inter alia for the Degussa factory in Rheinfelden, Germany
           1.1.87.  DUCERA Dental Verwaltungsges. m.b.H. (100%)
                    -has holdings in Ducera Dental GmbH & Co. KG; acts as executive for same
           1.1.88.  EFG - Elwenn + Frankenbach GmbH i.L. (75%)
                    -processes materials containing mercury
           1.1.89.  Finanz Universal S.A. (99.9%)
                    -in liquidation
           1.1.90.  GERMED Handelsgesellschaft mbH (100%)
                    -trades in chemical and pharmaceutical products; currently inactive
           1.1.91.  Handelsaktieselskabet C.C. Hermann (100%)
                    -marketing company for Degussa AG's businesses
           1.1.92.  HD Ceracat GmbH (100%)
                    -development and production of catalysts; inactive since
                    1993
           1.1.93.  Huls ASIA PTE LTD. (100%)
                    -supports Degussa's activities in Asia
           1.1.94.  Huls do Brasil Ltda. (100%)
                    -markets/sells chemical products
                    1.1.94.1.   Huls America Latina Ltda. (100%)
           1.1.95.  Degussa Immobilien Verwaltungs-GmbH (100%)
                    -acts as personally liable, executive shareholder of Huls GmbH & Co. KG Immobilien-Service
           1.1.96. Huls Nordic AB (65%) (35% held by Rohm GmbH & Co. KG) -currently inactive
           1.1.97.  Oxxynova GmbH & Co. KG (100%)
                    -processes Paraxylol for polyester-production
           1.1.98.  Oxxynova Verwaltungsgesellschaft mbH (100%)
                    -has holdings in, acts as executive for Oxxynova GmbH & Co.
                    KG
           1.1.99.  PKU Pulver Kautschuk Union GmbH (60%)
                    -holding and management company
           1.1.100. Qingdao Degussa Chemical Company Ltd. (52%)
                    -produces and sells carbon black
           1.1.101. SKW Chemicals (UK) Ltd. (100%)
                    -no business activity
           1.1.102. Thoro Systems Products Limited (UK) (100%)
                    -no business activity
           1.1.103. Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH (100%)
                    -acquires and manages holdings in other companies, both in Germany and internationally

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

                    1.1.103.1. PARAGLAS Sociedade de Acrilicos, Lda. (30%)
                               (70% held by Rohm GmbH & Co. KG)
                    1.1.103.2. Degussa-Huls Ticaret Limited Sirketi (10%)
                               (90% held by Degussa AG)
           1.1.104. Daicel-Huls Ltd. (50%)
                    -produces and sells Polyamid 12, adhesives and coatings
           1.1.105. JJ-Degussa-Huls (S) Pte. Ltd. (49.8%)
                    -markets and sells Degussa's chemical products
           1.1.106. Johs. Oswaldowski GmbH (30.6%)
                    -produces and sells vinegar-products; sells alcohol and methylated spirits
           1.1.107. Kommanditgesellschaft Deutsche Gasrusswerke GmbH & Co.
                    (54.4%)
                    -produces carbon black
           1.1.108. Microtherm International Ltd. (34.9%)
                    -holding and management company
           1.1.109. Polymer Latex GmbH & Co. KG (46.9%)
                    -produces, develops and sells synthetic latex-products; conducts related research
           1.1.110. Polymer Latex Verwaltungs-GmbH (50%)
                    -active in production and sale of products used in the chemical industry, particularly latex-products; acquires and manages holdings; acts as personally liable, executive shareholder of Polymer Latex GmbH & Co. KG

THE FOLLOWING ARE ADDITIONAL COMPANIES OWNED BY DEGUSSA AG; IT IS CURRENTLY UNCLEAR HOW THESE FIT INTO THE STRUCTURE.

2.   All-Tech FSC Inc.
3.   Alumina Chemicals Limited
4.   Aztec Peroxides Inc
5.   Bilstar Limited
6.   Birthorpe Guarantee Company Limited
7.   EGMS
8.   Fine Organics Limited
9.   Hythe Chemicals Limited
10.  Inspec Brasil Limitida
11.  Inspec Deutschland (Holdings) GmbH
12.  Inspec Fibres GmbH
13.  Inspec Finance BV
14.  Inspec Finance Limited
15.  Inspec Fine Chemicals Inc
16.  Inspec Fine Chemicals Limited
17.  Inspec Forms Inc
18.  Inspec France SAS
19.  Inspec Group BV

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

     19.1. Inspec Invesco (24%) (Laporte Amalgamation also has a 76% interest.)
20.  Inspec Group Inc
21.  Inspec Invesco
22.  Inspec Marketing GmbH
23.  Inspec Namheung Chemicals Limited
24.  Inspec Nederland (Holdings) BV
25.  Inspec Pension Trustee Limited
26.  Jayhawk Fine Chemicals Corporation
27.  Kamco Industries Inc
28.  La Mosta Chimie Fine SA
29.  Lap Ned Antillen
30.  Lapo-Chem Limited
     -in liquidation
31.  Lapodorm No. 3 Limited
     -in liquidation
32.  Laporte (DL) Limited
     -in liquidation
33.  Laporte (ECL) Limited
     -in liquidation
34.  Laporte (Holdings) Antilles NV
35.  Laporte (Ningbo) Chemicals Company Limited
36.  Laporte (North America) Limited
37.  Laporte (TBS)
38.  Laporte Acids Limited
39.  Laporte Administration Services Limited
40.  Laporte Amalgamation plc
41.  Laporte AS
42.  Laporte Australia Pty Limited
43.  Laporte Automotive Limited
44.  Laporte BV
45.  Laporte Chelveston Limited
     -in liquidation
46.  Laporte Chemicals BV
47.  Laporte Chemicals Comercio e Participacoes Limitado
48.  Laporte Chemicals Limited
49.  Laporte Employee Benefit Trustees Limited
50.  Laporte Europa Limited
51.  Laporte GmbH
52.  Laporte Group Pension Trustees Limited
53.  Laporte Holding GmbH
54.  Laporte Industrica Australia Pty Limited
55.  Laporte Industries BV
56.  Laporte Industries Limited
57.  Laporte Invesco
58.  Laporte Materials (Barrow) Limited

59.  Laporte Nederland (Holding) BV
60.  Laporte Nederland BV
61.  Laporte Nederlandse Antillen N.V.
62.  Laporte Nominees Limited
63.  Laporte Organisation Pty Limited
64.  Laporte Performance Chemicals BV
65.  Laporte Performance Chemicals SA
66.  Laporte Performance Chemicals UK Limited
67.  Laporte Properties Limited
68.  Laporte Quest Trustees Limited
69.  Laporte SA
70.  Laporte Services BV
71.  Laporte Speciality Organics Far East Limited
72.  Laporte Speciality Organics GmbH
73.  Laporte Speciality Organics Inc
74.  Laporte Speciality Organics Limited
75.  Laporte Speciality Organics Nordic APS
76.  Laporte Speciality Organics SARL
77.  Laporte Speciality Organics Srl
78.  Laporte Speciliaties BV
79.  Laporte Vertriebs GmbH
80.  Perchem Limited
81.  Peroxid-Chemie Gmbh & Co. KG
82.  Peroxid-Chemie Limited
83.  Peroxid-Chemie Verwaltungs-GmbH
84.  Peter Spence & Sons Limited
85.  Plaskern Holdings Pty Limited
86.  Plaskern Pty Limited
87.  Raylo Chemicals Inc.
88.  Sarclear Limited
89.  Synthetic Chemicals Pension Scheme Trustees Limited
90.  Technochemie GmbH & Co. KG
91.  The St. Bernard Insurance Company Limited
92.  W.S. Ferguson & Company Limited
     -in liquidation
93.  Wendstone Chemicals
94.  Wendstone Chemicals Limited
95.  Westbrown Contracts Limited
     -in liquidation
96.  Worrall's Powders Limited

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OIL

E.ON AG

1. VEBA Oel AG(100.0) - Manages the oil and gas exploration and production, oil processing and marketing and petrochemicals business.
     1.1. ARAL AG & Co KG- (60.6) (VEBA Mineralol Marketing GmbH & Co. KG owns 24.9% and Erdol-Raffinerie-Emsland GmbH & Co. KG owns 13.4%) Service station network through which VEBA Oel markets its gasoline and automotive diesel oil products.
           -acquires, produces, transports, stores and sells petroleum-products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car-accessories; acquires and manages properties, as well as holdings in other companies
           1.1.1.   AFC Aviation Fuel Company mbH (50.0)
                    -provides services relating to delivering aviation-fuel to airports, including acquiring and transporting the fuel; acquires and manages shares in other companies; manages own investments
           1.1.2.   A.M. Tankstellen GmbH Berlin & Co.KG (100.0)
                    -trades in a broad range of petroleum products and leases gas stations to Aral Berlin GmbH, and engages in a broad range of activities related thereto; can hold shares of other companies
           1.1.3.   Aral Aromatics GMBH (100.0)
                    -procures raw materials, produces and sells chemical-products, particularly benzene; operates pressurized refineries and distillation-plants; acquires and holds holdings in other companies
           1.1.4.   Aral Austria Ges.m.b.H. (100.0)
                    -produces, processes and utilizes, trades in and sells petroleum and its derivatives, benzene and its derivatives, fuels, and petro-chemical products of all kinds; plans, finances, constructs, acquires, operates and leases gas stations and service-centers, storage-spaces (for petroleum and other goods), repair workshops, parking garages, houses, camp grounds, road-houses; acquires, leases and manages real-estate; manages and has holdings in other companies
                    1.1.4.1.   Aral Hungaria Kft. (100.0)
                               -trades in oil-products
                               1.1.4.1.1.     Keresztur Kft. (100.0)
                                              -acquires and utilizes real estate
                    1.1.4.2.   Aral Slovakia spol.sr.o. (100.0)
                               -is authorized to participate in all businesses and activities necessary to/contributing to fulfill the company's objectives; authorized to set up branch offices and subsidiaries, and to acquire holdings in other companies; conducts trade- and agency- activities as a free enterprise
                    1.1.4.3.   Aral Vertriebs GmbH (100.0)

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

                               -trades in goods of all kinds, sells oil and
                               derivatives thereof, fuels, lubricants,
                               car-parts, accessories and goods used for car maintenance; has holdings in other companies, including as personally liable or executive shareholder; is not involved in any banking or stock-exchange -related activities
           1.1.5.   Aral Bau & Technik GmbH (100.0)
                    -constructs and maintains gas stations; is authorized to conduct all business necessary to accomplish that purpose, including acquiring holdings in other companies
           1.1.6.   Aral Berlin GmbH & Co. KG (100.0)
                    -trades in a broad range of petroleum-products and provides related services; leases gas stations to Aral KG;
                    authorized to acquiring holdings in other companies
           1.1.7.   Aral Card Handelsges. MbH (100.0)
                    -trades goods and services related to operating gas
                    stations that involve payment methods other than cash; authorized to acquire holdings in other companies
           1.1.8.   Aral Card Service GmbH (100.0)
                    -promotes implementation of systems that permit non-cash payments , particularly for Aral KG; is authorized to acquire holdings in other companies and establish branches
           1.1.9.   Aral CR a.s. (100.0)
                    -buys, sells and stores fuel and lubricants;
                    supplies same to gas stations
                    1.1.9.1.   Karlovarska realitni spoleonost
                               (100.0)
                               -provides real estate services
                    1.1.9.2.   Modry Diamant s.r.o. (100.0)
                               -buys and re-sells fuel and
                               lubricants; supplies gas stations
                               with same
           1.1.10.  Aral Energie GmbH (100.0)
                    -buys and sells electricity and gas; provides related services; authorized to acquire holdings in other companies
           1.1.11.  Aral Forschung GmbH (100.0)
                    -researches, develops, applies and provides consulting services regarding petroleum-products and -additives, and alternative energy-sources; produces and sells special fuels and lubricants for the auto-industry; tests fuels and lubricants
           1.1.12.  Aral International GmbH (100.0)
                    -has holdings in petroleum-businesses outside of Germany; supervises the management of various subsidiary and holding company functions; authorized to engage in any business necessary to accomplish that purpose
           1.1.13.  Aral Logistigs Service GmbH (100.0)
                    -provides services relating to the petroleum-trade, including transportation and storage services
           1.1.14.  Aral Lubricants GmbH & Co. KG (100.0)
                    -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants; provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel

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

                    1.1.14.1.  Aral Lubrifiants S.A.R.L. (100.0)
                               -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants; provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel
                    1.1.14.2. Aral Romania S.R.L. (100.0) -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants;
                               provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel
           1.1.15.  Aral Lubricants Management GmbH(100.0)
                    -acts as executive, representative, and personally liable shareholder of Aral Lubricants GmbH & Co. KG
           1.1.16.  Aral Luxembourg S.A. (100.0)
                    -buys and sells, imports, exports and produces a broad range of goods, including petroleum and petroleum-products; procures, acquires, and utilizes patents and licenses; has holdings in companies both in Luxembourg and internationally; involved in related real estate businesses
                    1.1.16.1  Aral Services Luxembourg S.A.R.L. (100.0)
                               -operates gas stations, sells fuel and
                               petroleum-products, car-accessories, products used in car-maintenance, and a broad range of other goods (food, newspapers, cigarettes, etc.); imports, exports, and stores petroleum-products; procures, utilizes and transfers patents and licenses; has holdings in other companies, both in Luxembourg and internationally; involved in related real estate businesses
                    1.1.16.2 Aral Tankstellen Services S.a.r.l. (100.0) -operates gas stations, sells fuel and petroleum-products, car-accessories, products used in car-maintenance, and a broad range of other goods (food, newspapers, cigarettes, etc.); imports, exports, and stores petroleum-products; procures, utilizes and transfers patents and licenses; has holdings in other companies, both in Luxembourg and internationally; involved in related real estate businesses
           1.1.17.  Aral Mineralolvertrieb GmbH (100.0)
                    -procures and sells petroleum products and related goods; authorized to acquire holdings in other companies
           1.1.18.  Aral Mobilfunk GmbH (100.0)
                    -markets telecommunications-devices, telephone-cards, and electronic car-accessories, and provides related services for Aral gas stations and marketing companies working in co-operation with Aral KG; is authorized to acquire holdings in other companies
           1.1.19.  Aral Online Gmbh (100.0)
                    -creates and sells software; sells products and provides services related to electronic media, including consulting services, particularly for Aral KG and its subsidiaries
           1.1.20.  Aral Pananino GmbH (100.0)
                    -operates fast-food restaurants, particularly in gas stations; provides consulting and other related services

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           1.1.21.  Aral Polska Sp. z.o.o. (100.0)
                    -involved in the production of petroleum-refinery products, construction and related technical consulting, operation of gas and service stations, transportation and storage services, wholesale and retail trade of petro-chemical products, machines and equipment used in the automobile-industry, real estate services
           1.1.22.  Aral Shop GmbH (100.0)
                    -trades in goods and services related to the operation of gas stations; authorized to acquire holdings in other companies
           1.1.23.  Aral Systems GmbH (100.0)
                    -provides a broad range of services in the telecommunications area, develops and provides consulting services relating to communication-networks, sells hard- and soft-ware
           1.1.24.  Aral Tankstellen GmbH (100.0)
                    -plans, develops, constructs and operates gas stations; trades in petroleum-products and fuels of all kinds, as well as goods and services related to operating gas stations and storage-spaces; authorized to acquire holdings in other companies
           1.1.25.  Aral Tankstellenfuhrungsgesellschaft mbH (100.0)
                    -operates gas stations and conducts all activities related thereto, including operating fast-food restaurants, shops, and car-washes
           1.1.26.  Aral Truck-Service GmbH (100.0)
                    -oversees marketing activities for Aral-gas stations in all of Europe, with the goal of providing better offers to commercial clients; authorized to conduct all activities necessary to achieve that goal, including acquiring property that could facilitate providing fuel and lubricants to customers, and acquiring holdings in other companies
           1.1.27. Aral Warmeservice GmbH (100.0)- Markets heating oil. -involved in wholesale and retail trade of liquid fuels and petroleum, services including the construction, sanitation, and disposal of energy-plants and service-stations, development of related technologies; authorized to acquire holdings in other companies
                    1.1.27.1.  Bohm GmbH (100.0)
                    1.1.27.2. Doerr & Pfeifer Mineralolhandel GmbH (100.0) -trades in a broad range of petroleum-products, fuels and fertilizers; installs heating-systems and trades in related goods; authorized to create branch-offices and to acquire holdings in other companies
                    1.1.27.3.  MVG Grundstucke Verwaltungs GmbH (50.0)
                               -manages properties, particularly those used to store petroleum- products; acts as personally liable and executive shareholder for MVG Grundstucke GmbH & Co. KG
                    1.1.27.4.  MVG Grundstucke GmbH & Co.KG (100.0)
                               -acquires, rents out and leases property (with and without structures) and buildings
                    1.1.27.5.  Ol + Gas-Feuerungsdienst Hensel GmbH (100.0)

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                               -installs and repairs oil-, gas- and
                               heating-plants, and apparatus used to maintain the safety of such plants; cleans boilers; authorized to acquire holdings in other companies
                    1.1.27.6.  Tonies Tankdienst GmbH (100.0)
                               -installs oil-tanks and performs services and trades in goods related to maintaining such tanks; authorized to acquire holdings in other companies
                               1.1.27.6.1.    Tankstellenbetriebsgesellschaft
                                              Afrade 26 mbH (100.0)
                                              -operates gas stations and
                                              warehouses
           1.1.28. ARKA Grundstucksnutzungs- und verwertungsges. MbH (100.0) -utilizes all types of properties; authorized to establish branch-offices and to acquire holdings in other companies
           1.1.29.  Bochumer Versicherungsdienst GmbH (100.0)
                    -procures and manages insurance-contracts and related business; handles/settles damage claims; acquires holdings in other companies
           1.1.30.  CCG Grundstucksverwaltungsges. mbH (100.0)
                    -rents out and leases property (with and without structures)
           1.1.31.  Convenience Multi Media GmbH (100.0)
                    -buys and sells entertainment-products, including books, CD-Roms, CDs, videos and DVDs, and conducts related business-activities
           1.1.32.  Decker Gasgerate Service GmbH (100.0)
                    -maintains and repairs gas-equipment
           1.1.33.  Eggert Mineralol AG  (100.0)
                    -acquires, transports, stores and sells petroleum-products, fuels and chemicals; constructs, operates and supplies gas stations
           1.1.34.  Fip Verwaltungs GmbH (50.0)
                    -personally liable, executive shareholder for Heinrich Fip
                    & Co in Osnabruck
           1.1.35.  Fresh Point GmbH & Co. KG (50.0)
           1.1.36.  Gasolin GmbH (100.0)
                    -procures and sells a broad range of petroleum-products and products related thereto
           1.1.37.  Heinrich Fip GmbH & Co. (50.0)
                    -trades in petroleum-products; authorized to create branch-offices
           1.1.38.  ING Leasing GmbH & Co. Alpha-Quebec oHG (95.0)
                    -buys and sells properties, manages, utilizes and rents out same, and conducts related activities
           1.1.39. Jaros Grundstucksgesellschaft mbH & Co. oHG (95.0) -acquires and constructs, rents out, utilizes and manages properties and buildings
           1.1.40.  Kidstation GmbH (100.0)
                    -operates and markets Internet-services, portal websites, markets products via the Internet and conducts related activities
           1.1.41. NAMUR Grundstucksverwaltungsges. mbH & Co. oHG (95.0) -leases property to Aral
           1.1.42.  NTG Norddeutsche Tankstellen AG (45.0)

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                    -procures property to be used for the construction of gas
                    stations (operated by third parties); acquires and transfers other real estate
           1.1.43.  Sanitar- und Heizungstechnik Decker GmbH (100.0)
                    -provides sanitation and heating-related services; has holdings in related companies
           1.1.44.  SIS-Schnellimbissstatten- und Tankstellenbetriebsges.
                    MbH (100.0)
                    -operates restaurants, particularly near gas stations; operates gas stations; acquires holdings in other companies; involved in wholesale and retail trade of a broad range of goods
           1.1.45.  TRANS-TANK Lager- und Transportges. MbH (100.0)
                    -constructs, manages and operates petroleum-warehouses; transports petroleum-products
           1.1.46.  TSG Tankstellen Support GmbH (100.0)
                    -provides commercial and technical services for gas stations
           1.1.47.  Aral Logistics Service GmbH (100.0)
           1.1.48.  VEBA Warmetechnik GmbH (100.0)
                    -provides technical services, particularly related to storage, construction, maintenance, sanitation and disposal of energy-plants and service-stations, and the development of technology in these areas
           1.1.49.  Warmetechnik Leickel GmbH (100.0)
                    -involved in planning, developing, and maintaining a broad range of technical systems, including heating-, sanitation-, and air-conditioning systems, and trades in related products
     1.2.  Aral Management AG (100.0)
           -"unlimited partner" and manager of Aral AG & Co KG; produces, acquires, transports, stores and sells a broad range of products, including petroleum-products, fuels, and car-accessories; acquires and manages properties; has holdings in other companies
     1.3.  Erdol- Raffinerie-Emsland GmbH (100.0)
           -acquires and manages holdings in companies involved in processing oil, and producing and selling petroleum; also assumes personal liability for same
     1.4.  Erdol-Raffinerie-Emsland GmbH & Co. KG (100.0)
           -processes, transports, stores and makes available petroleum, petroleum-products, gas-products; produces petro-chemical products
           1.4.1    ARAL AG & Co KG (13.4) (VEBA Mineralol Marketing GmbH &
                    Co. KG owns 24.9% and VEBA Oel AG directly owns 60.6%) -acquires, produces, transports, stores and sells petroleum-products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car-accessories; acquires and manages properties, as well as holdings in other companies
           1.4.2 Heizol-Handelsgesellschaft mbH (25.0) (VEBA Mineralol Marketing GmbH & Co. KG owns 25%, and VEBA Oel AG owns 50% directly.)
                    -trades in heating-oil and conducts related activities; inactive since 1992
     1.5.  Heizol-Handelsgesellschaft mbH (50.0) (VEBA Mineralol Marketing
           GmbH & Co. KG owns 25% and Erdol-Raffinerie-Emsland GmbH &
           Co. KG owns 25%)
           - trades in heating-oil and conducts related activities; inactive since 1992

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     1.6.  Kohleol-Anlage Bottrop GmbH (100.0)
           -previously involved in hydrogenation of coal; currently inactive
     1.7.  MQG Mitarbeiter Qualifizierungs GmbH (100.0)
           -provides consulting and training to former employees of VEBA Oel AG and companies it has holdings in, with the goal of reducing unemployment levels amongst such former employees
     1.8.  RGV Rohol-Gewinnungs- und Verarbeitungs GmbH & Co. KG (100.0)
           -has holdings in Veba Oil & Gas GmbH (in Essen, Germany)
           1.8.1 VEBA Oil & Gas GmbH (19.7) (VEBA Oel AG directly owns 80.3%) -holding company
     1.9.  RGV Verwaltungs GmbH (100.0)
           -is personally liable shareholder for RGV Rohol-Gewinnungs-und-Verarbeitungs-GmbH & Co. KG; manages its businesses
     1.10. VBM VEBA Beteiligungsgesellschaft f. Mineralolvertrieb mbh (100.0) -has holdings in Veba Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG, and conducts related activities
           1.10.1. VEBA Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG (10.0) (VEBA Oel AG owns 90% directly)
                    -acquires and manages holdings in VMM KG (Hamburg) and all rights and obligations connected to such holdings
     1.11. VEBA Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG (90.0)(VBM VEBA Beteiligungsgesellschaft f. Mineralolvertrieb mbh owns a 10% interest)
           -acquires and manages holdings in VMM KG (Hamburg) and all rights and obligations connected to such holdings
           1.11.1.  VEBA Mineralol Marketing GmbH & Co. KG (100%)
                    -buys and sells petroleum-products and related products
                    1.11.1.1   ARAL AG & Co KG (24.9)
                               (Erdol-Raffinerie-Emsland GmbH & Co. KG owns
                               13.4% and VEBA Oel AG owns directly 60.6%)
                               -acquires, produces, transports, stores and sells petroleum- products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car- accessories; acquires and manages properties, as well as holdings in other companies
                    1.11.1.2 Heizol-Handelsgesellschaft mbH (25.0) (Erdol-Raffinerie- Emsland GmbH & Co. KG owns
                               25% and VEBA Oel AG owns 50% directly) -trades in heating-oil and conducts related activities; inactive since 1992
                    1.11.1.3   VMM Veba Mineralol Marketing GmbH
                               -personally liable shareholder for Veba Mineralol Marketing GmbH & Co. KG (Hamburg);manages its businesses and conducts related activities
     1.12  VEBA Mineralolmarketing GmbH (100.0)

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

     1.13 VEBA Oil & Gas GmbH (80.3) (RGV Rohol-Gewinnungs- und Verarbeitungs GmbH & Co. KG owns a 19.7% interest)
           -holding company
           1.13.1   DEMINEX  BELIZE PETROLEUM Ltd (100.0)
                    -without franchise; inactive
           1.13.2   DEMINEX Iran Oil Company (100.0)
                    -without franchise; inactive
           1.13.3   German Oil & Gas Egypt GmbH (49.0)
                    -locates and extracts mineral resources, including petroleum, natural gas and other hydrocarbons, in Egypt, and conducts related business-activities
           1.13.4   RWE-DEA Norway GmbH(21.3)
                    -locates and extracts mineral resources, including petroleum, natural gas and other hydrocarbons, in Norway, and conducts related business-activities
           1.13.5   VEBA Oil & Gas Algeria GmbH (100.0)
                    -currently inactive
           1.13.6   VEBA Oel Kasachstan GmbH (100.0)
                    -locates, extracts, transports, stores, and sells hydrocarbons
           1.13.7   VEBA Oil & Gas La Ceiba GmbH
                    -locates and extracts hydrocarbons, particularly in Venezuela; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.8   VEBA Oil & Gas Cerro Negro GmbH (100.0)
                    -treats/produces hydrocarbons, particularly in Venezuela; transports, stores and sells the same
           1.13.9   EBA Oel de Venezuela S.A. (100.0)
                    -public relations
           1.13.10  VEBA Oil & Gas Al Waleed GmbH (100.0)
                    -currently inactive
           1.13.11  VEBA Oil & Gas Ash Sham GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.12  VEBA Oil & Gas Beteiligungs GmbH (100.0)
                    -holding company of DX Canada
                    1.13.12.1  DEMINEX (Canada) Ltd. (100.0)
                    -currently inactive
           1.13.13  VEBA Oil & Gas Deir Ez Zor GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.14  VEBA Oil & Gas Euphrates GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.15  VEBA Oil & Gas Faroes GmbH (100.0)

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

                    -locates and extracts hydrocarbons, particularly in the
                    Faro Islands; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.16  VEBA Oil & Gas Hanze GmbH (100.0)
                    -locates and extracts mineral resources, particularly oil
                    in the Netherlands; conducts related activities
           1.13.17  VEBA Oil & Gas Sumatra GmbH (100.0)
                    -inactive
           1.13.18  VEBA Oil & Gas Syria GmbH (100.0)
                    -locates and extracts gas and liquid hydrocarbons; processes natural gas
           1.13.19  VEBA Oil & Gas Trinidad GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Trinidad; buys, transports and sells natural gas and oil; conducts related activities
           1.13.20  VEBA Oil & Gas UK Ltd. (100.0)
                    -locates, extracts and sells hydrocarbons
                    1.13.20.1  DEMINEX ss Ltd. (100.0)
                               -currently inactive
           1.13.21  VEBA Oil Denmark GmbH (100.0)
                    -locates, extracts, transports, stores and sells
                    hydrocarbons
           1.13.22  VEBA Oil EXPLORATION LIBYA GmbH (100.0)
                    -conducts oil exploration-activities
           1.13.23  VEBA Oil LIBYA GmbH (100.0)
                    - locates, extracts, transports, stores and sells
                    hydrocarbons
           1.13.24  VEBA Oil & Gas Netherlands B.V. (100.0)
                    -locates, extracts and sells hydrocarbons; subsidiaries conduct same activities
                    1.13.24.1  VEBA Oil Nederland Aardgas B.V. (100.0)
                    1.13.24.2  VEBA Oil Nederland IJssel B.V. (100.0)
                    1.13.24.3  VEBA Oil Nederland Maas B.V. (100.0)
                    1.13.24.4  VEBA Oil Nederland Vecht B.V. (100.0)
                               1.13.24.4.1    VEBA Oil Nederland Lek B.V.
                                              (100.0)
                    1.13.24.5  VEBA Oil Nederland Waal B.V. (100.0)
     1.14  VEBA Oil Refining & Petrochemical GmbH (100.0)
           -engages in refining and trading of petrochemicals.
           1.14.1   RUHR OEL GmbH (50.0)
                    -processes oil, tar and other mineral resources; produces and refines petrochemical-products
           1.14.2 Ruhr-Schwefelsaure GmbH (40.0) (Braunschweigerische Kohlen-Bergwerke AG also has a 40% interest.) [to be retained; listed here solely to maintain structure]
                    -trades in sulphur, sulphuric acid
                    1.14.2.1 Ruhrtrans GmbH (100.0)
                    -procures transportation- and shipping- services; authorized to acquire holdings in other companies
           1.14.3   VEBA Oel TECHNOLOGIE und AUTOMATISIERUNG GmbH (100.0)

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

                    -develops and markets alternative energy sources and technologies, operates plants making use of such energy sources & technologies (with a focus on developing) automation-systems; provides engineering and technical services
           1.14.4   VEBA Oel VEG GmbH (100.0)
                    -produces and sells chemical products, conducts related research
           1.14.5   VEBA Oel Verarbeitungs-GmbH (100.0)
                    -operates refineries and petro-chemical plants, and conducts related activities
           1.14.6 VEBA Oil SUPPLY AND TRADING GmbH (100.0)- Trades crude oil and distributes petroleum products. -supplies refineries owned by Veba Oel's holding companies with oil and raw materials; trades in petroleum-products
                    1.14.6.1   Stinnes Interoil AG (100.0)
                               -engages in international trade of
                               petroleum-products
                    1.14.6.2 VEBA Oil SUPPLY AND TRADING Pte Ltd. (100.0) -trades crude oil and distributes petroleum-products in Singapore
                    1.14.6.3   VEBA Oil SUPPLY AND TRADING S.A. (100.0)
                               -trades crude oil and distributes
                               petroleum-products in Argentina
                    1.14.6.4   VEBA Oil SUPPLY AND TRADING S.R.L. (100.0)
                               -trades crude oil and distributes
                               petroleum-products in Italy; currently
                               inactive


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


REAL ESTATE


E.ON AG
1. Viterra AG (100.0) Engages in residential and commercial investment, development and services.
     1.1. Aktiengesellschaft Hellerhof (13.2) Engages in residential and commercial investment, development and services
     1.2. Komercni zona Rudna a.s. (100.0) Engages in residential and commercial investment, development and services.
     1.3. VBW Bauen und Wohnen GmbH (14.2) Engages in residential and commercial investment, development and services
     1.4.  V.I.M.G. VIAG Immobilien-Management GmbH (100.0)
           -acquires, manages and develops property; provides consulting regarding same
     1.5. Viterra Energy Services AG (100.0) Provides utility management services for electricity, gas and water services.
           1.5.1.   Viterra Energy Services Romania s.r.l. (100.0)
           1.5.2.   ista Dienstleistungs GmbH (100.0)
           1.5.3.   Viterra Energy Services s.r.o. (Minsk) (100.0)
           1.5.4.   Viterra Energy Services s r.o. (Prague) (100.0
                    1.5.4.1.   CALMET spol.s.r.o. (100.0)
                    1.5.4.2.   EWT-SERVIS s.r.o. (100.0)
           1.5.5.   Viterra Energy Services o.o.o.( Moskau)  (99.0)
           1.5.6.   Viterra Energy Services Kft. (100.0)
           1.5.7.   Viterra Energy Services EOOD (100.0)
           1.5.8.   ista Hellas GmbH (98.5)
           1.5.9.   Viterra Energy Services Spz o.o. (Warschau) (100.0)
           1.5.10.  Viterra Energy Services s.r.o. (Bratislava) (100.0)
           1.5.11.  Viterra Energy Services s.r.l. (Rom) (100.0)
           1.5.12.  Viterra Energy Services S.A. (Antwerp) (99.6)
           1.5.13.  Viterra Energy Services S.A. (Madrid) (100.0)
                    1.5.13.1.  Incatema S.L. (100.0)
                               1.5.13.1.1.    Incatema do Brasil S.L. (100.0)
           1.5.14.  Lacemede Ltd. (100.0)
                    1.5.14.1.  Lowri Beck Ltd. (100.)
           1.5.15.  Viterra Energy Services Ltd. (100.0)
                    1.5.15.1.  RK Clorius Mainmet Limited (100.0)
                    1.5.15.2.  Utily Energy Solutions Limited (65.0)
           1.5.16.  Viterra Energy Services GmbH (Howald) (100.0)
           1.5.17.  Viterra Energy Services Ges.m.b.H. & Co. KG (Wien) (100.0)
                    1.5.17.1.  GTE-Gebaude-Technik-Energie-Betriebs-und
                               Verwaltungsgesellschaft m. b.H & Co. KG (28.0)
                    1.5.17.2.  GTE-Gebaude-Technik-Energie-Betriebs-und
                               Verwaltungsges. m. b. H. (29.0)
           1.5.18.  Viterra Energy Services Ges.m.b.H. (100.0)

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           1.5.19.   Viterra Energy Services B.V. (100.0)
           1.5.20.  VES Operations GmbH (100.0)
           1.5.21.  Viterra Energy Services A/S (Ballerup) (100.0)
                    1.5.21.1.  Viterra Energy Services Oy (Helsinki)(100.0)
                    1.5.21.2.  Viterra Energy Services AS  (Oslo) (100.0)
                    1.5.21.3.  Clorius Varmemalerkontor I/S (73.7)
                    1.5.21.4.  Etrem AB (100.0)
                               1.5.21.4.1.    Etrem AS (100.0)
                               1.5.21.4.2.    Etrem Oy (100.0)
           1.5.22.  Viterra Energy Services S.A.S. (Lyon) (100.0)
                    1.5.22.1.  Phinelec Comptage Immobilier (PCI) S.A. (34.0)
                    1.5.22.2.  Eurocompteur S.A. (100.0)
           1.5.23.  Viterra Energy Services GmbH & Co. KG (100.0)
                    1.5.23.1.  Viterra Energy Services GmbH (100.0)
                    1.5.23.2. RAAB KARCHER Grundstucke GmbH & Co ista Immobilien KG (100.0)
           1.5.24.  Viterra Energy Services AG (Zofingen) (100.0)
           1.5.25.  Tianjin Viterra Energy Accounting Technology Company
                    (100.0)
                    -provides utility management services for electricity, gas and water
           1.5.26.  EVB Energietechnische Vertriebs- und Beratungsges.
                    MbH (15.0)
           1.5.27.  Viterra Energy Services Tehran Co. Ltd. (49.0)
     1.6.  Viterra Wohnen AG (100.0)
           -provides management related services for residential real estate properties of Viterra AG.
           1.6.1. Bagus Gesellschaft fur Unternehmensberatung und Systemlosungen mbH (80.0)
           1.6.2.   URBANA Residenz Betriebsgesellschaft mbH (100.0)
           1.6.3.   CONTEGA BAUTECHNIK GmbH (100.0)
           1.6.4.   Viterra WohnCom  GmbH (100.0)
           1.6.5.   Viterra Wohnpartner Ventures GmbH (100.0)
     1.7. Viterra Gewerbeimmobilien GmbH (97.4) Commercial real estate business that focuses on investment and development.
           1.7.1.   An den Garten Projektentwicklungsgesellschaft mbH (100.0)
           1.7.2.   Grundstucksgesellschaft Drei Stauffenberg (100.0)
           1.7.3.   Grundstucksverwaltungsgesellschaft Lennestrasse A3 mbH
                    (90.0)
           1.7.4.   Grundstucksgesellschaft Eins Stauffenbergstrasse mbH
                    (100.0)
           1.7.5.   Grundstucksgesellschaft Zwei Stauffenbergstrasse mbH
                    (100.0)
           1.7.6.   Zeppelinstrasse Projektentwicklungs GmbH (100.0)
           1.7.7.   Viktoria Quartier Verwaltungs GmbH(50.0 )
           1.7.8.   Viktoria Quartier Entwicklungsgesellschaft mbH & Co. KG
                    (50.0)
           1.7.9.   V.I.M.G. VIAG Immobilien-Management GmbH (100.0)
           1.7.10.  Viterra Gewerbeimmobilien erste
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.11.  Viterra Gewerbeimmobilien zweite
                    Projektentwicklungsgesellschaft mbH (100.0)

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

           1.7.12.  Viterra Gewerbeimmobilien dritte
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.13.  Viterra Gewerbeimmobilien vierte
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.14.  Viterra Gewerbeimmobilien funfte
                    Projektentwicklungsgesellschaft mbH (100.0)
     1.8. Viterra Contracting GmbH (100.0) Designs, finances, constructs and operates heating systems for Viterra and third parties.
           1.8.1.   WGB Warme GmbH Berlin (50.0)
           1.8.2.   ENERGIE INVEST Ges.m.b.H. (49.0)
           1.8.3. ECG Energie-Contracting Ges.m.b.H. Gesellschaft fur Energiemanagement (51.0)
                    1.8.3.1. ICF Contracting und Finanzierungsges.m.b.H. (100.0)
     1.9. Viterra Baupartner AG (100.0) Engages in the acquisition of building sites and the development, planning and marketing of real estate projects.
           1.9.1.   Projektentwicklungsgesellschaft Pro Zentrum Selm mbH (100.0)
           1.9.2.   Arbeitsgemeinschaft Wohnungs- und Gewerbebau Wittenberg
                    (70.0)
           1.9.3. Planbemiddeling en Bouwmaatschappij Noord Oost Nederland B.V. (100.0).
           1.9.4.   Wohnanlage Rostock - J.-Kepler-Strasse - GbR (99.5)
           1.9.5.   Wohnwert-Park Bruhl Grundstucksentwicklungs-GmbH (99.0)
           1.9.6.   Viterra Bouwpartner B.V. (100.0)
           1.9.7.   Wohnanlage Wittenberg-Apollensdorf GbR (99.5)
           1.9.8. VDU-Grundstucksverwaltungsges. Leipzig-Probstheida mbH & Co. Entw. KG (50.0)
           1.9.9.   Stadtentwicklungsgesellschaft Weimar mbH (50.0)
           1.9.10.  VDU-Grundstucksverwaltungs Leipzig-Probstheida mbH (50.0)
           1.9.11.  Projektentwicklungsgesellschaft Wetter (Ruhr)-REME mbH(30.0)
           1.9.12.  Wohnpark Oer-Erkenschwick GbR(50.0)
           1.9.13.  Wohnpark Linden GbR(50.0)
     1.10. Viterra Baupartner Polska Spolka z o.o. (100.0) Provides residential and commercial real estate investment, development and related services.
           1.10.1. Raab Karcher Security International Sp. z o.o.(50.0) Provides residential and commercial real estate investment, development and related services.
     1.11. Viterra Grundstucke Verwaltungs GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.12. Viterra Logistik-immobilien GmbH & Co. KG (100.0) Provides residential and commercial real estate investment, development and related services.
     1.13. Viterra Wohnen Gruppe Nord AG & Co. KG (100.0) Provides residential and commercial real estate investment, development and related services.
     1.14. Viterra Wohnungsgesellschaft II mbH (83.7) (VEBA Oil Refining & Petrochemicals GmbH owns 16.3%) Provides residential and commercial real estate investment, development and related services.
           1.14.1. Viterra Wohnungsgesellschaft I mbH (40.2) (Viterra AG owns 58.2%)
                    1.14.1.1. Deutsche Bau- und Grundstucks Aktiengesellschaft (50.0)
           1.14.2. GSB Gesellschaft zur Sicherung von Bergmannswohnungen mbH (56.2)

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           1.14.3.  Wohnungsgesellschaft Huls mbH (98.0)
     1.15. WIS Consult GmbH fur wohnungswirtschaftliche Informationssysteme
           (68.9)
           -provides residential and commercial real estate investment, development and related services.
     1.16. Risinghill B.V. (50.0) Provides residential and commercial real estate investment, development and related services.
     1.17. Creative Hobbies Gmbh (49.0) Provides residential and commercial real estate investment, development and related services.
     1.18. U.S.T. Richter Unternehmen fur Spezialtransporte GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.19. Viterra Ceska, spol. s.r.o. (100.0) Provides residential and commercial real estate investment, development and related services.
     1.20. Viterra Corporate Audit GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.21. VITERRA FRANCE S.A. (100.0) Provides residential and commercial real estate investment, development and related services.
     1.22. Deutschbau-Holding GmbH (50.0) Provides residential and commercial real estate investment, development and related services.
     1.23. TREUCONSULT Immobilien GmbH (35.0) Provides residential and commercial real estate investment, development and related services.
     1.24. WBRM-Holding GmbH (50.0) Provides residential and commercial real estate investment, development and related services.
     1.25. Friedrich-Ebert-Allee Bonn GbR (25.0)
     1.26. Viterra Sicherheit + Service GmbH, Wien (100.0)
     1.27. ASS Allgemeine Sicherheitssysteme GmbH i.L. (100.)

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DISTRIBUTION

A)   Klockner & Co Aktiengesellschaft

E.ON AG

1.   E.ON Energie AG [included here solely to illustrate structure; to be retained]
     1.1.  Aviga Aktiengesellschaft (100.0) -
           -acquires, holds, manages and sells holdings; former holding company for Klockner & Co. Aktiengesellschaft, a company divested in October of 2001.
           1.1.1. Aviga Verwaltungsgesellschaft fur Beteiligungen AG & Co KG (100.0)
                    -holding company.
           1.1.2. BANDURA Grundstucks-Verwaltungsges. mbH & Co. KG (94.0) -acquires, rents out and manages property.
           1.1.3.   Klockner & Co Aktiengesellschaft (100.0)
                    -metal distributor in Europe and North America; acquires, holds and manages holdings.
           1.1.4    Klockner Haus- und Verwaltungs AG & Co (99.9)

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DISTRIBUTION

B)       Stinnes Aktiengesellschaft

E.ON AG

1.   Stinnes Vermogensverwaltungs-Aktiengesellschaft (100%)
     1.1.  Stinnes Aktiengesellschaft (65.5%)
           -holding company
           1.1.1.   ABL Stahlrohr GmbH (100%)
                    -trades in pipes/tubing of all kinds
           1.1.2.   Armbruster & Co. GmbH (100%)
                    -operates delivery, freight, storage and commission-businesses
           1.1.3.   Baustahl Schoder GmbH (100%)
                    -trades in and sells rolling-mill products of all types
           1.1.4.   Biermann-Schenker Transitarios Lda. (38%)
                    -involved in transport-, freight-, and storage-transactions in Portugal involving border-crossing traffic from and to Portugal
           1.1.5.   BRENNTAG (Taiwan) Co. Ltd. (94.7%)
                    -imports and exports chemical products
           1.1.6. BRENNTAG AG (100%) - Distributes specialty chemicals worldwide.
                    -managing center for chemistry-business
           1.1.7.   Brenntag GmbH (100%)
                    -distributes chemicals
           1.1.8.   Brenntag Eurochem International GmbH (100%)
                    -distributes chemicals
           1.1.9.   BRENNTAG Eurochem Sp. z o.o (100%)
                    -distributes chemicals
           1.1.10.  BRENNTAG International Chemicals GmbH (100%)
                    -international distributor of specialty chemicals
           1.1.11.  BRENNTAG N.V (96%)
                    -distributes chemicals
                    1.1.11.1. N.V. Brenntag Volkers Benelux S.A. (100%) -distributes chemicals
           1.1.12.  BRENNTAG NEDERLAND B.V. (100%)
                    -holding company
                    1.1.12.1.  Brenntag Specialities B.V. (100%)
                               -distributes chemicals
                    1.1.12.2. Chemproha Chemical Distributors B.V. (49.4%) -distributes chemicals
                               1.1.12.2.1. Chemproha Chemische Producten Handel
                                           B.V. (100%)
                                           -distributes chemicals
                               1.1.12.2.2. Drechthave B.V. (100%)
                                           -distributes chemicals
                               1.1.12.2.3. Nederlandsche Brenntag Maatschappij
                                           Export B.V. (100%)
                                           -distributes chemicals

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                    1.1.12.3.  NEDERLANDSCHE BENZOL MAATSCHAPPIJ B.V. (100%)
                               chemicals
           1.1.13.  BRENNTAG PORTUGAL PRODUTOS QUIMICOS Lda. (100%)
                    -distributes chemicals
                    1.1.13.1.  E. Brunner S.A. (100%)
                               -distributes chemicals
                    1.1.13.2. Produtos Quimicos Portugueses, S.A. (100%) -distributes chemicals
           1.1.14.  Brenntag Spezialchemikalien GmbH (100%)
                               -distributes specialty chemicals
           1.1.15.  Bulgaro Lloyd GmbH (74.5%) (25.5% held by Schenker-BTL AG
                    (A Wien)): in liquidation; no business activity
           1.1.16.  CFL Vermogensverwaltungs GmbH (100%): in liquidation;
                    no business activity
           1.1.17. CHEMIEPARTNER Distributionsgesellschaft m.b.H. (100%) -stores and alters liquid and non-liquid chemicals
           1.1.18.  Christ Chemie AG (100%)
                    -distributes specialty chemicals
           1.1.19.  CLG Lagerhaus GmbH (Glauchau) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.20.  CLG Lagerhaus GmbH (Duisburg) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.21.  CLG Lagerhaus GmbH & Co.KG (Bremen) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.22.  CLG Lagerhaus GmbH & Co.KG (Lohfelden) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.23.  CVH Chemie-Vertrieb GmbH & Co. Hannover KG (51%)
                    -sells chemical products
                    1.1.23.1.  CVP Chemie-Vertrieb Berlin GmbH (100%)
                               -sells chemical products
                    1.1.23.2. CVM Chemie-Vertrieb Magdeburg GmbH & Co.KG (100%) -sells chemical products
                    1.1.23.3.  CVB Albert Carl GmbH & Co.KG Berlin (100%)
                               -sells chemical products
           1.1.24.  CVH Chemie-Vertrieb Verwaltungs GmbH (51%)
                    -shareholder and manager of CVH Chemie-Vertrieb GmbH & Co. Hannover KG
           1.1.25.  Dritte Kommanditgesellschaft Stinnes Immobiliendienst
                    GmbH & Co. (100%)
                    -buys, sells, rents out, leases and manages real-estate and property
           1.1.26. Emder Lagerhaus-Gesellschaft mbH (75%) (25% held by Emder Verkehrsgesellschaft AG)
                    -stores and treats goods of all kinds, including grain; cross-docking
           1.1.27.  Emder Verkehrsgesellschaft AG (100%)
                    -provides shipping, transport, delivery and storage-services

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                    1.1.27.1.  Emder Lagerhaus-Gesellschaft mbH (25%) (75% held by Stinnes Aktiengesellschaft)
                               -stores and treats goods of all kinds, including grain; cross-docking
                    1.1.27.2. Emder Logistik Zentrum & Schiffahrts-Agentur GmbH (100%)
                               -operates a shipping agency, and provides storage- and delivery-services
                    1.1.27.3.  Ems-Schlepper-AG (57%)
                               -engaged in shipping, with a focus on towing and all related services
           1.1.28. ENTRA Engelberg Transportes Internacionales C.A. (100%) -carries out logistics businesses
           1.1.29.  Europac GmbH (100%)
                    -provides reusable packaging to companies, as well as consulting and other services related to transport-packaging
           1.1.30.  EVB Handelshaus Bour KG (100%)
                    -trades technical goods in the areas of radio, photo, and optics
           1.1.31.  Ferrocarbon GmbH (100%)
                    -produces products used in the iron-, ceramics-, and chemical-industry, as well as foundry-products; stores and treats mineral and metallurgical raw materials
           1.1.32. Fertrans AG (31.7%) (14.2% held by Schenker-BTL AG (A Wien)) -provides delivery- and logistics-services
           1.1.33.  Frachtcontor Junge & Co. GmbH (100%)
                    -carries out cargo-related transactions and acts as broker for sea-freight-capacity
                    1.1.33.1. ATLANTIC Seetransport-Kontor GmbH (100%) -shipping-agency; purchases and sells ships; represents shipping-lines
                    1.1.33.2.  Emstank GmbH (100%)
                               -operates tankers
                    1.1.33.3. Ferrostaal-Poseidon Bulk Reederei GmbH (50%) -shipping company; uses chartered freight-capacity for transportation of bulk-goods
                    1.1.33.4. Frisia Handels- und Transport-GmbH (100%) -provides delivery-, transportation- and broker-services; active as broker in areas of inland navigation and merchant shipping; carries out transports on tracks and roads
                    1.1.33.5.  Fritzen Schiffsagentur GmbH (100%)
                               -owns and operates ships of all kinds; involved in arranging, supervising and freighting cargo, insurance; conducts related agency-activities
                    1.1.33.6.  Poseidon Schiffahrt GmbH (100%)
                               -operates a shipping-line (both on the ocean and on inland waters)
           1.1.34.  Frachtcontor Junge B.V. (100%)
                    -provides freight-services and manages sea-freight-capacity
           1.1.35.  Frank & Schulte (France) S.A.R.L. (100%)

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

                    -trades in ore and other minerals, iron, steel, metals and alloys, as well as chemicals and mining-products
           1.1.36.  Frank & Schulte GmbH (100%)
                    -trades in ore and other minerals, iron, steel, metals and alloys, as well as chemicals and mining-products
           1.1.37.  GBV Gesellschaft fur Beteiligungsverwaltung AG (100%)
                    -in liquidation, no business activity
           1.1.38. Frank & Schulte in Austria Gesellschaft m.b.H. (100%) -trades in ores and other minerals, iron, steel, metal and alloys, as well as chemical and mining-products
           1.1.39.  GdB-Weichelt-Sevice- und Beratungs-GmbH (50%)
                    -provides broad range of services relating to utility-vehicles and for trucking-businesses
           1.1.40.  Gelhard GmbH (100%)
                    -in liquidation; no business activity
           1.1.41. GfT Gesellschaft fur die Verwaltung von Transportbeteiligungen mbH (100%)
                    -in liquidation; no business activity
           1.1.42.  Gustav Mundler GmbH (100%)
                    -operates a shipping-department; provides transportation- and storage-services
           1.1.43. GVV Gesellschaft fur die Verwaltung von Vermogenswerten mbH (100%)-holds and manages holdings in the following companies:
                    Stinnes Holz GmbH, Deutsche Industrieholz GmbH, STINNES Shareholdings Limited.
           1.1.44. Stinnes Holz GmbH (53%)- deals in wood, particularly wood used in mining-activities; treats and processes wood and related materials
                    1.1.45.1.  Deutsche Industrieholz GmbH (55%)
                               -deals in wood, particularly those types of wood used in mining-activities; treats and processes wood and related materials
                    1.1.45.2.  STINNES Shareholdings Limited (100%)
                               -currently no business-activity
           1.1.46.  H. Albrecht Speditionsgesellschaft mbH (100%)
                    -delivers goods by land, water and air; engages in storage-, agency-, broker- and commission-activities
           1.1.47.  H.M. Gehrckens GmbH (100%)
                    -operates a shipping line and runs shipping, storage and insurance-procurement businesses
                    1.1.47.1. Unterstutzungskasse H.M. Gehrckens GmbH (100%) -provides support to companies belonging to H.M. Gehrckens GmbH
           1.1.48.  HACO - Transport GmbH (100%)
                    -operates shipping-, freighting-, storage- and commission-businesses
           1.1.49.  Hans Hee Stahlrohr GmbH (100%)
                    -provides industrial treatment of steel-pipes; trades in steel-pipes
           1.1.50.  Holland Chemical International N.V (99.4%)

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

                    -holding company
                    1.1.50.1.  Asesorias Transtec Cia. Y Ltda. (98%)
                               -provides services to holding and
                               operating companies
                    1.1.50.2.  Auxicon S.A. (99%)
                               -currently inactive
                    1.1.50.3.  HCI Chemcentral de Mexico (50%)
                               -distributes chemicals
                    1.1.50.4. Centro Quimico de El Salvador S.A. de C.V. (100%) -distributes chemicals
                    1.1.50.5.  Centro Quimico S.A. (99%)
                               -distributes chemicals
                    1.1.50.6. Crest Chemicals (Proprietary) Limited (30%) -distributes chemicals
                    1.1.50.7. Comercial y Industrial Interquimica Ltda. (95%) -distributes chemicals
                    1.1.50.8. Compania Hondurena de Terminales S.A. (96%) -distributes chemicals
                    1.1.50.9. Compania Venezolana de Terminales S.A. (100%) -distributes chemicals
                    1.1.50.10. Devon Chemicals S.A. (100%)
                               -currently inactive
                    1.1.50.11. Distribuidora Quimica Holanda Colombia S.A. (92%)
                               -distributes chemicals
                               1.1.50.11.1.   Canytam Limited (100%)
                                              -currently inactive
                               1.1.50.11.2. Compania Colombiana de Terminales S.A. (91%)
                                              -distributes chemicals
                               1.1.50.11.3. Com. Y Ind. De Colombia Ltda (50%) -provides services to holding or operating companies
                    1.1.50.12. HCI (Curacao) N.V. (100%)
                               -holding company
                               1.1.50.12.1.   HCI Shipping N.V. (100%)
                                              -holding company
                               1.1.50.12.2.   Holanda Panama S.A. (100%)
                                              -distributes chemicals
                               1.1.50.12.3.   Muelles de Panama S.A. (50%)
                                              -provides services to holding or
                                              operating companies
                               1.1.50.12.4.   Pelican Chemical Traders Ltd.
                                              (100%)
                                              -distributes chemicals
                                      1.1.50.12.4.1.  HCI Ltd. (100%)
                                                      -distributes chemicals
                                      1.1.50.12.4.2.  Viking Traders Ltd. (100%)
                                                      -provides services to
                                                      holding or operating
                                                      companies
                               1.1.50.12.5.   Tecnoterminales S.A. (50%)
                                              -provides services to holding or
                                              operating companies

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

                    1.1.50.13. Inversiones Quimicas S.A. de C.V (99%)
                    1.1.50.14. HCI Chemicals Benelux B.V. (100%)
                               -distributes chemicals
                    1.1.50.15. HCI Chemicals Nederland B.V. (100%)
                               -distributes chemicals
                               1.1.50.15.1.   Hexanos Industriales HEX C.A.
                                              (50%)
                                              -currently inactive
                               1.1.50.15.2. Quimica Holanda Bolivia S.R.L. (10%) (90% held by Holland
                                              Chemical International N.V.)
                    1.1.50.16. HCI Argentina S.A. (99%)
                               -distributes chemicals
                    1.1.50.17. HCI Biosector A/S (100%)
                               -distributes chemicals
                    1.1.50.18. HCI Canada, Inc. (100%)
                               -distributes chemicals
                               1.1.50.18.1.   East-Chem, Inc. (50%)
                                              -distributes chemicals
                    1.1.50.19. HCI Central Europe Holding BV (100%)
                               -holding company
                               1.1.50.19.1.   HCI Chemicals CR, s,r,o (100%)
                                              -distributes chemicals
                               1.1.50.19.2.   HCI Chemicals Romania s.r.l.
                                              (100%)
                                              -distributes chemicals
                               1.1.50.19.3.   HCI Chemicals Slovakia, s.r.o.
                                              (100%)
                                              -distributes chemicals
                               1.1.50.19.4. HCI Poland Limited SP zoo (100%) -distributes chemicals
                               1.1.50.19.5.   HCI Vegyeszeti Anyagok
                                              Kereskedelmi KFT (100%)
                                              -distributes chemicals
                    1.1.50.20. HCI Chemiehandel GMBH (100%)
                               -distributes chemicals
                    1.1.50.21. HCI Holding Ltda. (100%)
                               -holding company
                               1.1.50.21.1.   HCI Brasil Ltda. (100%)
                                              -distributes chemicals
                    1.1.50.22. HCI Hong Kong Limited (99%)
                               -distributes chemicals
                    1.1.50.23. HCI Logistica Ltda (100%)
                               -distributes chemicals
                    1.1.50.24. HCI Nordic Holding AB (100%)
                               -holding company
                               1.1.50.24.1.   HCI Nordic Holding A/S (100%)
                                              -holding company
                                      1.1.50.24.1.1.  HCI Nordic A/S (100%)
                                                      -distributes chemicals
                                           1.1.50.24.1.1.1.  Akt. Af 1 Jan 1987
                                                             (100%)

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                                                             -provides services
                                                             to holding or
                                                             operating companies
                                             1.1.50.24.1.1.1.1.  Borup Kemi I/S
                                                                 (33.3%)
                                                                 -produces
                                                                 chemicals
                                           1.1.50.24.1.1.2.  Scanseed I/S (50%)
                                                             -distributes
                                                             chemicals
                                      1.1.50.24.1.2.  HCI Nordic AS (100%)
                                                      -distributes chemicals
                               1.1.50.24.2. HCI Nordic Investment AB (100%) -holding company
                                      1.1.50.24.2.1.  Contifood Smith & Son
                                                      (100%)
                                                      -distributes chemicals
                                      1.1.50.24.2.2.  HCI Nordic AB (100%)
                                                      -distributes chemicals
                                           1.1.50.24.2.2.1.  HCI Nordic OY
                                                             (100%)
                                                             -distributes
                                                             chemicals
                                      1.1.50.24.2.3.  Mataki Kemi AB (100%)
                                                      -distributes chemicals
                                      1.1.50.24.2.4.  Retaki Atervinning AB
                                                      (50%)
                                                      -distributes chemicals
                    1.1.50.25. HCI USA Holdings B.V. (100%)
                               -holding company
                               1.1.50.25.1. Coastal Chemical Company, L.L.C. (100%)
                                              -distributes chemicals
                    1.1.50.26. Holanda Ecuador C.A. (100%)
                               -distributes chemicals
                               1.1.50.26.1.   Sociedad Nacional de
                                              Inversiones Y Servicios
                                              (50%) -distributes
                                              chemicals
                                      1.1.50.26.1.1.  Barsilanda S.A. (100%)
                                                      -currently inactive
                               1.1.50.26.2.    Org. Comercial Internacional
                                               Orcomin S.A. (99%)
                                               -currently inactive
                    1.1.50.27. Holanda Dominicana S.A. (99%)
                               -distributes chemicals
                    1.1.50.28. Holanda Quimica del Peru SAC (100%)
                               -distributes chemicals
                    1.1.50.29. Holanda Venezuela C.A. (100%)
                               -distributes chemicals
                               1.1.50.29.1.    Quimicos Barcelona, C.A. (100%)
                                               -currently inactive
                    1.1.50.30. Holland Chemical International (Services) B.V.
                               (100%)
                               -distributes chemicals
                    1.1.50.31. Holland Chemical Mexicana S.A. de C.V. (99%)
                               -distributes chemicals
                    1.1.50.32. PT Dharmala HCI (100%)
                               -in liquidation; no business-activity

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

                    1.1.50.33. Quimica Holanda Bolivia S.R.L. (90%)
                               (10% held by HCI Chemicals Nederland B.V.)
                               -distributes chemicals
                    1.1.50.34. Quimicos Holanda Costa Rica S.A. (100%)
                               -distributes chemicals
                    1.1.50.35. Quimicos Holanda Nicaragua S.A. (98%)
                               -distributes chemicals
           1.1.51.  HD ocel s.r.o. (100%)
                    -produces and sells structural-steel-matting, wire-rods
           1.1.52.  Hilgers GmbH Spedition und Transport (100%)
                    -transports goods by land, water, and air; involved in agency and commission-businesses
           1.1.53.  Hollinde & Boudon GmbH (100%)
                    -trades in iron-, steel-, and synthetic-products,
                    pipes/tubing
           1.1.54.  Hungaro Lloyd Budapest Nemzetkozi Szallitmanyozasi Kft.
                    (100%)
                    -in liquidation; no business activity
           1.1.55. Hungaro Lloyd GmbH (74.5%) (25.5% held by Schenker-BTL AG) (A Wien))
                    -in liquidation; no business activity
           1.1.56.  IB (UK) Ltd. (100%)
                    -in liquidation; no business activity
           1.1.57.  Importal GmbH (100%)
                    -provides goods and services for computer-networks
           1.1.58.  Interconti Benelux B.V. (100%)
                    -imports, exports and participates in wholesale trade of automobile-accessories
           1.1.59.  Interconti Industriekontor GmbH i. L (100%)
                    -in liquidation; no business activity
           1.1.60.  Inter-Union Technohandel Gesellschaft m.b.H. (100%)
                    -trades in motor vehicle-accessories and articles used for car-maintenance and repair, tools (including garden tools), and installation-materials
           1.1.61.  Inter-Union Technohandel GmbH (100%)
                    -trades in motor vehicle-accessories, including goods used for car-maintenance and repairs
           1.1.62.  ITC Logistic Sp. z o.o. (100%)
                    in liquidation; no business activity
           1.1.63.  J.R. Weichelt GmbH & Co. KG (100%)
                    -provides services relating to the operation of utility vehicles, car repair shops, and gas stations
           1.1.64.  Japan Schenker Co. Ltd. (60%)
                    -freight-forwarding by sea and air; acts as airline cargo-and insurance agency; provides consulting services regarding foreign trade
           1.1.65.  Josef Stangl Eisengrosshandlung und Biegerei GmbH (100%)
                    -in liquidation; no business-activity
           1.1.66.  Karpeles Schenker & Co. Ltd. (100%)
                    -charters airplanes

           1.1.67.  NEUBER Ges. m.b.H. (100%)
                               -distributes chemicals
                    1.1.67.1.  IXO NEUBER Sp. z o.o. (60%)
                               -distributes chemicals
                               1.1.67.1.1.    Alcafood Polska  spzoo (100%)
                                              -distributes chemicals
                               1.1.67.1.2.    UAB IXOLITA (100%)
                                              -distributes chemicals
                    1.1.67.2.  JLC Chemie Handelsges. m.b.H. (100%)
                               -distributes chemicals
                               1.1.67.2.1.    JLC Chemie
                                              Immobilienverwaltungsges. m.b.H.
                                              (99%)
                                              -manages real-estate
                    1.1.67.3.  Alcafood B.V. (60%)
                               -distributes chemicals
                    1.1.67.4.  Kvarta spol. sr. o (100%)
                               -manages real-estate
                    1.1.67.5.  Neuber Brenntag spol. s.r.o. (50%)
                               (50% held by Stinnes Aktiengesellschaft)
                    1.1.67.6.  NEUBER CHEMIKA spol. s.r.o. (100%)
                               -distributes chemicals
                    1.1.67.7.  NEUBER Hrvatzka d.o.o. (100%)
                               -distributes chemicals
                    1.1.67.8.  NEUBER Hungaria Kft. (100%)
                               -distributes chemicals
                    1.1.67.9.  NEUBER Ljubljana d.o.o. (100%)
                               -distributes chemicals
           1.1.68.  Koch & Overbeck oHG (100%)
                    -trades in automobile-accessories, including goods used for car-maintenance and repair
           1.1.69. Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (100%)
                    -buys, sells, rents out and manages real estate and property
           1.1.70.  Mair Spedition & Logistik GmbH (100%)
                    -involved in organizing and planning in areas of shipping, transportation of goods, cross-docking and storage
           1.1.71.  Max Baum GmbH (100%)
                    -involved in wholesale trade of rolling mill-products and pipes/tubing of all types
           1.1.72.  Michael Friess GmbH (100%)
                    -involved in both whole- and retail-trade of rolled steel, sheet metal, tubing/pipes and other iron-products
           1.1.73. Neuber Brenntag spol. s.r.o. (50%) (50% held by NEUBER Ges. m.b.H.)
                    -distributes chemicals
           1.1.74.  Petrofer GmbH (100%)
                    -trades in iron-, steel-, metal-, and synthetic-products (including pipes/tubing)
           1.1.75.  Profilstahl Nurnberg GmbH (100%)

                    -trades in and treats steel-products of all types
           1.1.76.  ROM LLOYD GMBH (25.5%) (25.5% held by Schenker-BTL AG)
                    (A Wien))
                    -in liquidation, no business-activity
           1.1.77.  Saarex s.a.r.l. (100%)
                    -participates in wholesale- and retail-trade of rolled steel, sheet metal, pipes/tubing and other iron-products
           1.1.78.  SBV SCHENKER Beteiligungsverwaltungs AG i.L. (100%)
                    -in liquidation; no business activity
           1.1.79.  Schenker & Co. (East Africa) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.80.  Schenker & Co. (S.A.) (Pty) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.80.1. Schenker International (Zimbabwe) (Private) Limited (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.81.  Schenker (Thai) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.82.  SCHENKER AIR TRANSPORT GmbH (100%)
                    -procures and arranges air-transports
           1.1.83. SCHENKER AKTIENGESELLSCHAFT (100%) - Transportation company. -conducts operations relating to shipping, transporting goods by land and water, cross-docking, storage and logistical services of all kinds
           1.1.84.  Schenker Argentinia S.A. (99.9%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.85.  SCHENKER BETEILIGUNGS GmbH (100%)
                    -involved in shipping, cross-docking, storage, agency, brokerage, and commission-businesses
           1.1.86. Schenker do Brasil Transportes Internacionais Ltda (100%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.87.  Schenker Internacional S.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.88. Schenker International (Asia Pacific) Pte. Ltd. (100%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.89. Schenker International (Australia) Pty. Ltd. (100%) -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.89.1.  Schenker & Co. (N.Z.) Ltd. (100%)

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.89.2.  Schenker International Pty. Ltd. i.L. (100%)
                               -in liquidation; no business activity
           1.1.90.  Schenker International (Chile) S.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.91.  Schenker International AG (Dubai Branch) (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.92.  Schenker International A/S (Oslo) (100%)
                    -provides transportation and logistical services; holding company
           1.1.93.  Schenker International AB (100%)
                    -provides transportation and logistical services; holding company
                    1.1.93.1.  BTL AB (100%)
                               -Swedish transportation and logistics-copmany
                               1.1.93.1.1.    Bilspedition Reinsurance S.A.
                                              (100%)
                                              -provides captive insurance
                               1.1.93.1.2. Bilspedition Transport & Logistics AB (100%)
                                              -provides transportation and
                                              logistics-services
                                      1.1.93.1.2.1.   Bilspedition Transport &
                                                      Logistics (BTL) Ltd.
                                                      (100%)
                                                      -holding company
                                      1.1.93.1.2.2.   Bilspedition Transport &
                                                      Logistics BTL Norge AS
                                                      (100%)
                                                      -provides transportation
                                                      and logistics
                                           1.1.93.1.2.2.1.   Normilog AS (100%)
                                                             -involved in
                                                             transportation and
                                                             logistics- services
                                           1.1.93.1.2.2.2.   Privpak AS (100%)
                                                             -involved in
                                                             transportation and
                                                             logistics
                                      1.1.93.1.2.3.   Oy BTL East AB (100%)
                                                      -provides forwarding,
                                                      transportation,
                                                      warehousing and logistical
                                                      services
                                           1.1.93.1.2.3.1.   Kiinteisto
                                                             Maaliikenne Oy
                                                             (10%)(44.7% held by
                                                             Oy Huolintakeskus
                                                             Ab)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.2.   Kiinteisto Oy
                                                             Lentohuolinta -
                                                             Fastighets Ab
                                                             Flygspedition
                                                             (57.3%)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.3.   Kiinteisto Oy
                                                             Nosturinkatu 6
                                                             (100%)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.4.   Kiinteisto Oy
                                                             Reininkatu 9 (100%)
                                                             -real estate
                                                             company

                                           1.1.93.1.2.3.5.   Kiitoliikenne Saari
                                                             Oy (75.8%) (24.2%
                                                             held by Kiitolinja
                                                             Oy)
                                                             -provides domestic
                                                             and international
                                                             transportation
                                                             services
                                           1.1.93.1.2.3.6.   Tampereen
                                                             Rahtiasema Oy(100%)
                                                             -real estate
                                                             company
                                             1.1.93.1.2.3.6.1.   Kiitojakelu Oy
                                                                 (100%)
                                                                 -provides
                                                                 domestic
                                                                 transport
                                                                 services
                                             1.1.93.1.2.3.6.2.   Porin
                                                                 Kiitolinja
                                                                 Oy (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.6.3.   Rengaslinja
                                                                 Oy (81%)
                                                                 -provides
                                                                 warehousing
                                                                 and logistical
                                                                 services
                                             1.1.93.1.2.3.6.4.   Seinajoen
                                                                 Kiitolinja-
                                                                 asema Oy
                                                                 (76.4%) (23.6%
                                                                 held by BTL
                                                                 Equipment Oy)
                                                                 -real estate
                                                                 company
                                           1.1.93.1.2.3.7.   Oy Huolintakeskus
                                                             Ab (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                             1.1.93.1.2.3.7.1.   Balti
                                                                 Transport, AS
                                                                 (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.7.2.   Eutrans Oy
                                                                 (100%)
                                                                 -inactive
                                                                 company
                                             1.1.93.1.2.3.7.3.   Helsingin
                                                                 Huolintatyon-
                                                                 johto Oy
                                                                 (33.3%)
                                                                 -provides
                                                                 courier
                                                                 services
                                             1.1.93.1.2.3.7.4.   Interforwarding
                                                                 Oy (100%)
                                                                 -inactive
                                                                 company
                                             1.1.93.1.2.3.7.5.   Kiinteisto
                                                                 Maaliikenne Oy
                                                                 (44.7%) (10%
                                                                 held by BTL
                                                                 Equipment Oy)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.7.6.   Kuljetus-
                                                                 Taverna Oy
                                                                 (50%)
                                                                 -cafeteria
                                             1.1.93.1.2.3.7.7.   Kuopion
                                                                 Rahtiasema Oy
                                                                 (100%)
                                                                 -real estate
                                                                 company
                                           1.1.93.1.2.3.8.       Cargo Express
                                                                 Oy (100%)
                                                                 -provides
                                                                 domestic
                                                                 transportation
                                                                 and courier
                                                                 services
                                           1.1.93.1.2.3.9.       Kiitolinja Oy
                                                                 (100%)
                                                                 -provides
                                                                 domestic
                                                                 transportation
                                                                 and logistical
                                                                 services

                                             1.1.93.1.2.3.9.1.   Kiitoliikenne
                                                                 Saari Oy
                                                                 (24.2%)
                                                                 (75.8% held
                                                                 by BTL
                                                                 Equipment Oy)
                                           1.1.93.1.2.3.10.  Schenker-BTL Oy
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.11.  Seinajoen
                                                             Kiitolinja-asema
                                                             Oy (23.6%) (76.4%
                                                             held by Tampereen
                                                             Rahtiasema Oy.)
                                           1.1.93.1.2.3.12.  Schenker-BTL AS
                                                             (EST Tallinn)
                                                             (100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                             1.1.93.1.2.3.12.1.  Schenker
                                                                 Kaukokiito
                                                                 Eesti AS
                                                                 (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistical
                                                                 services
                                           1.1.93.1.2.3.13.  Schenker-BTL Co.
                                                             Ltd. (86.5%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing
                                                             and logistical
                                                             services
                                             1.1.93.1.2.3.13.1.  Garment Sped
                                                                 Sp. z o.o.
                                                                 (100%)
                                                                 -inactive
                                             1.1.93.1.2.3.13.2.  Scanspol Sp.
                                                                 z o.o. (100%)
                                                                 -provides
                                                                 forwarding,
                                                                 transportation,
                                                                 warehousing and
                                                                 logistical
                                                                 services
                                             1.1.93.1.2.3.13.3.  Schenker Polska
                                                                 Sp.z.o.o.
                                                                 (100%)
                                                                 -currently
                                                                 inactive
                                           1.1.93.1.2.3.14.  Schenker-BTL Ltd.
                                                             (RUS St.
                                                             Petersburg)
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                           1.1.93.1.2.3.15.  Schenker-BTL Ltd.
                                                             (UA Kiew) (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.16.  Schenker-BTL SIA
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                             1.1.93.1.2.3.16.1.  Schenker
                                                                 Kaukokiito
                                                                 S/A (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistical
                                                                 services
                                           1.1.93.1.2.3.17.  Schenker-BTL UAB
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.18.  Sky Partners AS
                                                             (100%)
                                                             -provides air-
                                                             transportation
                                                             services
                                      1.1.93.1.2.4.   Schenker International
                                                      A/S (DK Hvidovre)
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services

                                           1.1.93.1.2.4.1.   SCHENKER-BTL A/S
                                                             (DK Hvidovre)(100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.2.4.2.   Thermo-Scandia
                                                             International
                                                             Transport &
                                                             Spedition A/S
                                                             (100%)
                                             1.1.93.1.2.4.2.1.   Freeze on
                                                                 Wheels ApS
                                                                 (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistics
                                                                 services
                               1.1.93.1.3.    Cold Stores AB (100%)
                                              -currently inactive
                               1.1.93.1.4. Nordisk Bilspedition AB (100%) -currently inactive
                                      1.1.93.1.4.1.   Biljonaren, AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.2.   Bilspedition i Linkoping
                                                      AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.3.   Bilspedition Invest AB
                                                      (100%)
                                                      -currently inactive
                                      1.1.93.1.4.4.   Bilspedition Leasing AB
                                                      (100%)
                                                      -currently inactive
                                      1.1.93.1.4.5.   BTL Specialist AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.6.   Coldfish Sweden AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.7.   CORONADO I GOTEBORG AB
                                                      (100%)
                                                      -currently inactive
                                      1.1.93.1.4.8.   Gotlands-Frys AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.9.   Lomond, AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.10.  S Aug Anderson AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.11.  SCHENKER-BTL i Helsingborg
                                                      AB (100%)
                                                      -currently inactive
                                      1.1.93.1.4.12.  Svenska Amerika Linien, AB
                                                      (100%)
                                                      -currently inactive
                                      1.1.93.1.4.13.  Svenska Ostasiatiska
                                                      Kompaniet, AB
                                                      (100%)
                                                      -currently inactive
                                      1.1.93.1.4.14.  Ueria AB (100%)
                                                      -currently inactive
                                           1.1.93.1.4.14.1.  BTL International
                                                             AB (100%)
                                                             -holding company
                                             1.1.93.1.4.14.1.1.  Autotransit
                                                                 S.R.L. i.L.
                                                                 (100%)
                                                                 -currently
                                                                 inactive
                                             1.1.93.1.4.14.1.2.  BTL Nord GmbH
                                                                 (100%)
                                                                 -operates a
                                                                 delivery
                                                                 business

                                               1.1.93.1.4.14.1.2.1.   Skandia-
                                                                      transport
                                                                      GmbH
                                                                      (100%)
                                                                      -in
                                                                      liquida-
                                                                      tion; no
                                                                      business
                                                                      activity
                                               1.1.93.1.4.14.1.2.2.   Skandia-
                                                                      transport
                                                                      GmbH&Co.KG
                                                                      (100%)
                                                                      -in
                                                                      liquid-
                                                                      ation;
                                                                      no busi-
                                                                      ness
                                                                      activity
                                             1.1.93.1.4.14.1.3.  Castelletti
                                                                 S.A. (100%)
                                                                 -no business
                                                                 activity; in
                                                                 liquidation
                                               1.1.93.1.4.14.1.3.1.   Immobi-
                                                                      liare
                                                                      Blemme
                                                                      S.r.l.
                                                                      (100%)
                                                                      -real
                                                                      estate
                                                                      company
                                               1.1.93.1.4.14.1.3.2.   Zuffo &
                                                                      Co. S.r.l.
                                                                      (100%)
                                                                      -provides
                                                                      transpor-
                                                                      tation
                                                                      and
                                                                      logistics
                                                                      services
                                             1.1.93.1.4.14.1.4.  Linjegods AS
                                                                 (33.3%)
                                                                 -provides
                                                                 transportation
                                                                 and logistics
                                                                 services
                                             1.1.93.1.4.14.1.5.  Masped-BTL
                                                                 Vermogensver
                                                                 waltungsges.mbH
                                                                 (49.8%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.4.14.1.6.  Scansped AG
                                                                 (100%)
                                                                 -currently
                                                                 inactive
                                             1.1.93.1.4.14.1.7.  Scansped S.A.,
                                                                 Paris (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.4.14.1.8.  Schenker-BTL
                                                                 spol.s.r.o.
                                                                 (CZ Liberec)
                                                                 (82%)
                                             1.1.93.1.4.14.1.9.  Transportinvest
                                                                 AS (43.2%)
                                                                 -holding
                                                                 company
                                      1.1.93.1.4.15.  Vaksevo AB (100%)
                                                      -inactive company
                               1.1.93.1.5.    Perfresh AB (100%)
                                              -currently inactive
                               1.1.93.1.6. Transatlantic Rederi AB (100%) -currently inactive
                               1.1.93.1.7.    ScanShip AB (100%)
                                              -currently inactive
                               1.1.93.1.8.    Schenker North AB (100%)
                                              -holding company
                                      1.1.93.1.8.1.   BTL Equipment AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.2.   Dala Industritrans AB,
                                                      DITAB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.3.   Ernsts Express AB (100%)

                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.4.   Schenker Log. Village AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.5.   Schenker Privpak AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.6.   Schenker Rail Cargo AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.7.   Schenker Transport AB
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.8.8.   SCHENKER-BTL AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                           1.1.93.1.8.8.1.   AB Skandiatransport
                                                             Logistik (100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.8.8.2.   AkeriTerminal
                                                             Bilspedition
                                                             AB (55%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.8.8.3.   Backebols Akeri AB
                                                             (35%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.4.   Bilspedition
                                                             Godsservice i
                                                             Sundsvall AB (50%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.5.   Coldsped AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.6.   LIAB Logistik
                                                             Integratoren AB
                                                             (40%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.7.   SCHENKER-BTL
                                                             Adamsons AB (100%)
                                                             -currently inactive
                                           1.1.93.1.8.8.8.   SCHENKER-BTL
                                                             Senior Compedence
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.9.   Schenker Computer
                                                             Logistic Comp.
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.10.  SCHENKER Consulting
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.11.  Schenker Dedicated
                                                             Services AB
                                                             (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services

                                      1.1.93.1.8.9.   Transportkompaniet AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                               1.1.93.1.9.            Schenker Property Sweden
                                                      AB (100%)
                                                      -real estate company
                                      1.1.93.1.9.1.   Fastighets AB Kylen 1
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.9.2.   Fastighets AB Orbyn (100%)
                                                      -real estate company
                                      1.1.93.1.9.3.   Langtradaren i Jamtland AB
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.9.4.   Scansped AB (100%)
                                                      -real estate company
                                      1.1.93.1.9.5.   Trafik AB NP Kagstrom
                                                      (100%)
                                                      -real estate company
                               1.1.93.1.10.   Schenker-BTL Ltd. (IRL Dublin)
                                              (100%)
                                              -provides forwarding and
                                              logistical services
                               1.1.93.1.11.   Spedpol Sp.z.o.o. (66%)
                                              -provides forwarding and
                                              logistical services
           1.1.94.  SCHENKER INTERNATIONAL AG (100%)
                    -inactive; in liquidation
           1.1.95.  SCHENKER INTERNATIONAL DEUTSCHLAND GmbH (100%)
                    -inactive; in liquidation
           1.1.96.  SCHENKER INTERNATIONAL KOREA LTD (80%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.97. SCHENKER INTERNATIONAL PRIVATE LIMITED (India) (50%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.98.  Schenker International S.A. de C.V. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.99.  Schenker Italiana S.p.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.100. Schenker Luxemburg G.m.b.H. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.101. Schenker Malaysia Sdn. Bhd (49%) (51% held by Tujuan Utama Sdn. Bhd.)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.102. Schenker Metafores A.G. (100%)
                    -inactive; in liquidation
           1.1.103. Schenker Mitarbeiter-Beteiligungs GmbH (100%)
                    -inactive; in liquidation
           1.1.104. Schenker Nederland Holding B.V. (100%)

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                    -holding company
                    1.1.104.1. Facility Plus B.V. (100%)
                               -real estate company
                    1.1.104.2. Scansped O.G. Beheer BV (100%)
                               -real estate company
                    1.1.104.3. Scansped Transportgroep BV (100%)
                               -carries out transports
                    1.1.104.4. Schenker-BTL B.V. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.104.5. Schenker Customs Agency B.V. (100%)
                               -handles customs-formalities
                    1.1.104.6. Schenker Holding B.V. (100%)
                               -holding company for holdings in
                               transportation-businesses
                               1.1.104.6.1. Schenker-Eurocargo Nederland B.V. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                    1.1.104.7. SCHENKER INTERNATIONAL NEDERLAND B.V. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.104.8. Vastgoed B.V. (100%)
                               -carries out real-estate transactions
           1.1.105. Schenker Petrolog Utama, PT (51%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.106. Schenker Russija AG (95%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.107. Schenker of Canada Ltd. (100%)
                    -provides forwarding and logistical services
                    1.1.107.1. Elmac World Transport Ltd. (100%)
                               -currently inactive
                    1.1.107.2. Town & Country Freight Forwarding Ltd. (100%)
                               -currently inactive
           1.1.108. Schenker Singapore (PTE) Ltd., International Forwarders
                    (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.108.1. Schenker International (HK) Ltd. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical
                               and related services
                               1.1.108.1.1.   I.C.S. Ltd. (100%)
                                              -inactive; in liquidation
                               1.1.108.1.2.   Schenker Logistics (Shanghai)
                                              Co., ltd. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                    1.1.108.2. Schenker (H.K.) Ltd. (100%)

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

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.109. SCHENKER-BELGIUM N.V. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.109.1. Schenker-BTL N.V. (95%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.109.2. Schenker & Co. N.V. (58.3%) (41.7% held by
                               Stinnes Belgium N.V.)
                               -provides forwarding, transportation,
                               warehousing, logistical and
                               related services
           1.1.110. Schenker-BTL (Greece) A.E.
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.111. Schenker-BTL AG (A Wien)(100%)
                    1.1.111.1. Bischof Betriebsfuhrungsgesellschaft m.b.H.
                               (100%)
                               -provides transportation and logistical services
                    1.1.111.2. Bulgaro Lloyd GmbH  i.L. (25.5%) (74.5% held by
                               Stinnes Aktiengesellschaft)
                               -inactive; in liquidation
                    1.1.111.3. DDSG Cargo Ges.m.b.H. (100%)
                               -inactive
                    1.1.111.4. Fertrans AG (14.2%) (31.7% held by Stinnes
                               Aktiengesellschaft)
                    1.1.111.5. Herber Hausner Sud-Ost Spedition GmbH (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.6. Hungaro Lloyd GmbH (25.5%) (74.5% held by Stinnes
                               Aktiengesellschaft)
                               -in liquidation; no business activity
                    1.1.111.7. Masped-Trias Speditionsges. MbH (44.9%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.8. GMBH (25.5%) (25.5% held by Stinnes
                               Aktiengesellschaft)
                               -in liquidation; no business activity
                    1.1.111.9. Schenker-Arkas Shipping & Transport A.S. (55%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.10.Schenker-BTL spol.s.r.o. (CZ Prag) (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.11.SCHENKER BULGARIA EOOD (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.12.Schenker Croatia D.o.o. (100%)

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

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.13.Schenker Hungaria Szallitmanyozasi Kft (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.14.SCHENKER Mednarodna spedicija d.o.o. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.15.SCHENKER SLOVAKIA spol.s.r.o. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.16.Schenker-Romania s.r.L. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.112. Schenker Deutschland AG (100%)
                    -provides domestic and international delivery services by land, water, and air; provides freight-, cross-docking, storage, and logistical services
           1.1.113. Schenker-BTL AG (Zurich) (100%)
                    -provides forwarding and logistical services
                    1.1.113.1. SW Zolldeklarationsservice GmbH (100%)
                               -handles customs-formalities
           1.1.114. Schenker-BTL S.A.E. (100%)
                    -provides forwarding and logistical services
                    1.1.114.1. ALS Auto-Logistik-Service S.A. (51%)
                               -provides forwarding and transportation services
                    1.1.114.2. BRENNTAG Quimica S.A. (100%)
                               -distributes chemicals
                               1.1.114.2.1.   Eurochemie, S.R.L. (100%)
                                              -distributes chemicals
                               1.1.114.2.2.   Julia/Parrera S.A. (100%)
                                              -distributes chemicals
                    1.1.114.3. Brenntag Specialities 'Espana' S.L. (100%)
                               -distributes specialty chemicals
           1.1.115. Schuhle GmbH i.L (100%)
                    -no business activity; in liquidation
           1.1.116. Schuster & Sohn Chemiepartner GmbH (100%)
                    -trades in/stores all types of chemical products;
                    provides cross-docking-services
           1.1.117. Schuster & Sohn Chemiepartner GmbH & Co.KG (100%)
                    -trades in/stores all types of chemical products; provides cross-docking-services
                    1.1.117.1. CLG Lagerhaus GmbH (Mannheim) (100%)
                    1.1.117.2. UGC-Freiberg GmbH (100%)
                               -distributes chemicals
           1.1.118. Servisi S.A. de C.V. de Mexico (100%)

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

                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.119. SHG Saarlandische Handelsgesellschaft mbH Stahl, Logistik, Industriebedarf (100%)
                    -participates in wholesale and retail trade in all types of mining and rolling-mill-products, pipes/tubing and metal-goods
           1.1.120. Stahlex GmbH (100%)
                    -trades in steel-industry-products
           1.1.121. STAUB & Co. Chemiehandelsgesellschaft mbH (50%)
                    -distributes chemicals
                    1.1.121.1. Swoboda Vertriebs GmbH (100%)
                               -distributes chemicals
           1.1.122. STINNES Agrar GmbH (100%)
                    -in liquidation, no business-activity
           1.1.123. Stinnes Belgium N.V. (100%)
                    -holding company of subsidiaries in transportation businesses
                    1.1.123.1. Schenker & Co. N.V. (41.7%) (58.3%
                               SCHENKER-BELGIUM N.V.)
           1.1.124. Stinnes Beteiligungs-Verwaltungs GmbH (100%)
                    -manages holdings in businesses involved in the trade of raw materials, chemical and steel-products, and delivery- and logistics-businesses
                    1.1.124.1. SCHENKER BETEILIGUNGS GmbH & Co.OHG (100%)
                               -manages holdings in transportation-businesses
                    1.1.124.2. Stinnes Handel GmbH & Co. Beteiligungs OHG
                               (36.7%) (63.3% held by Stinnes Verwaltungs- und Dienstleistungs GmbH)
                               -manages holdings of companies within the shareholders' business-areas
                    1.1.124.3. Stinnes Immobiliendienst GmbH & Co.KG
                               (Mulheim/Ruhr)(100%)
                               -buys and sells, rents out, leases and manages real estate and property
                    1.1.124.4. Zweite Kommanditgesellschaft Stinnes
                               Immobiliendienst GmbH & Co. (Mulheim/Ruhr) (100%) -buys and sells, rents out, leases and manages real estate and property
           1.1.125. Stinnes Danmark A/S (100%)
                    -holding company for transportation-businesses
           1.1.126. Stinnes Grundstucke GmbH & Co. Sanitar. Heizung.Fliesen Immobilien KG (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.127. Stinnes Holding Corporation (100%)
                    -holds and manages holdings in chemical and transportation-businesses
                    1.1.127.1. Stinnes Corporation (100%)
                               -holding company
                               1.1.127.1.1. BRENNTAG International Chemicals, Inc. (100%)
                                              -currently inactive
                               1.1.127.1.2.   Brenntag, Inc. (100%)

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

                                              -holding company for all North
                                              American chemical distribution
                                              companies
                                      1.1.127.1.2.1.  BRENNTAG Great Lakes LLC
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.2.  BRENNTAG Mid-South Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.3.  Brenntag Northeast (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.4.  Brenntag Southeast Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.5.  Brenntag Southwest Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary special
                                                      chemicals
                                      1.1.127.1.2.6.  Brenntag West Inc. (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                           1.1.127.1.2.6.1.  Industrias Crown
                                                             Chemical S.A. de
                                                             C.V. (100%)
                                      1.1.127.1.2.7.  CC/HCI, L.L.C. (50%)
                                                      -distributes chemicals;
                                                      all of CC/HCI, L.L.C.'s
                                                      thirteen subsidiaries
                                                      also distribute chemicals
                                           1.1.127.1.2.7.1.  HCI Chemcentral de
                                                             Chile Ltda. (100%)
                                           1.1.127.1.2.7.2.  HCI Chemcentral de
                                                             Colombia, E.U.
                                                             (100%)
                                           1.1.127.1.2.7.3.  HCI Chemcentral de
                                                             Costa Rica, S.A.
                                                             (100%)
                                           1.1.127.1.2.7.4.  HCI Chemcentral de
                                                             Ecuador, S.A. (99%)
                                           1.1.127.1.2.7.5.  HCI Chemcentral de
                                                             El Salvador, S.A.
                                                             de   C.V. (100%)
                                           1.1.127.1.2.7.6.  HCI Chemcentral de
                                                             Honduras, S.A. de
                                                             CV (100%)
                                           1.1.127.1.2.7.7.  HCI Chemcentral de
                                                             Nicaragua, S.A.
                                                             (99%)
                                           1.1.127.1.2.7.8.  HCI Chemcentral de
                                                             Panama, S.A. (100%)
                                           1.1.127.1.2.7.9.  HCI Chemcentral de
                                                             Peru, S.A. (99%)
                                           1.1.127.1.2.7.10. HCI Chemcentral do
                                                             Brasil (100%)
                                           1.1.127.1.2.7.11. HCI Chemcentral
                                                             Dominica Republic
                                                             (94%)
                                           1.1.127.1.2.7.12. HCI Chemcentral SA
                                                             de Argentina (99%)
                                           1.1.127.1.2.7.13. Inversiones HCI
                                                             Chemcentral de
                                                             Venezuela (99%)
                                      1.1.127.1.2.8.  EASTECH CHEMICAL, INC.
                                                      (100%)
                                                      -distributes proprietary
                                                      specialty chemicals
                                      1.1.127.1.2.9.  Whittaker, Clark &
                                                      Daniels, Inc. (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.10. Worum Fiberglass Supply
                                                      Co. (100%)
                                                      -distributes chemicals
                               1.1.127.1.3.   HCI Americas Inc. (100%)

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

                                      1.1.127.1.3.1. HCI Chemicals (Services)
                                                     Inc. (100%)
                                                     -provides services to
                                                     holding or operating
                                                     companies
                                      1.1.127.1.3.2. HCI Chemicals (USA) Inc.
                                                     (100%)
                                                     -distributes chemicals
                                           1.1.127.1.3.2.1.  HCI Chemicals (FSC)
                                                             Ltd. (99%)
                                                             -provides services
                                                             to holding or
                                                             operating companies
                                      1.1.127.1.3.3.  LA Terminals Inc. (100%)
                                                      -currently inactive
                               1.1.127.1.4.   Miller and Company (100%)
                                              -distributes basic raw materials
                               1.1.127.1.5.   Precision National Plating
                                              Services, Inc. (100%)
                                              -currently inactive
                               1.1.127.1.6.   Schenker, Inc. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
           1.1.128. Stinnes Immobiliendienst GmbH & Co.KG (Essen) (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.129. Stinnes Immobiliendienst GmbH & Co.KG (Regensburg) (100%) -buys and sells, rents out, leases and manages real estate and property
           1.1.130. Stinnes Interfer AG (100%) - German steel distribution company
                    -involved in domestic and international production and trade of iron-, steel-, metal- and synthetic-products, pipes/tubing
           1.1.131. Stinnes Interfer GmbH (100%)
                    -involved in domestic and international trade of iron-, steel-, metal- and synthetic-products, pipes/tubing and accessories
           1.1.132. Stinnes International AG (100%)
                    -inactive; in liquidation
           1.1.133. Stinnes Intertec GmbH (100%)
                    -trades in technical goods of all kinds, including automobile and bicycle-accessories
           1.1.134. Stinnes Logistics GmbH (Essen) (100%)
                    -provides ransportation and storage services
           1.1.135. Stinnes Logistics GmbH (Mulheim/Ruhr) (100%)
                    -provides transportation and storage services
           1.1.136. Stinnes Metall GmbH (100%)
                    -trades in iron, steel, metals and alloys
           1.1.137. Stinnes Montanhandel GmbH (100%)
                    -trades in iron-, steel-, and sysnthetic-products, pipes/tubing
           1.1.138. Stinnes Ocel s.r.o. (100%)
                    -produces and sells structural steel mats, wire-rods
           1.1.139. Stinnes Rohrunion Ein- und Verkaufsges. mbH (100%)
                    -buys and sells pipes/tubing
           1.1.140. STINNES S.A. (100%)
                    -holding company

                    1.1.140.1. BRENNTAG S.A. (100%)
                               -distributes chemicals
                               1.1.140.1.1.   BRENNTAG HOLDING S.p.A. (100%)
                                              -holding company
                                      1.1.140.1.1.1.  BRENNTAG S.p.A. (100%)
                                                      -distributes chemicals
                                           1.1.140.1.1.1.1.  De Stefani S.r.L.
                                                             (56%) (44% by
                                                             BRENNTAG HOLDING
                                                             S.p.A.)
                                           1.1.140.1.1.1.2.  Romana Chimici
                                                             S.p.A. (80%)
                                                             (20% held by
                                                             BRENNTAG HOLDING
                                                             S.p.A.)
                                                             -distributes
                                                             chemicals
                                      1.1.140.1.1.2.  CO.PI.CI. S.r.L. (73.3%)
                                                      -distributes chemicals
                                      1.1.140.1.1.3.  De Stefani S.r.L. (44%)
                                                      (56% by BRENNTAG S.p.A)
                                                      -distributes chemicals
                                      1.1.140.1.1.4.  Romana Chimici S.p.A.
                                                      (80%)(20% held by
                                                      BRENNTAG S.p.A.)
                                                      -distributes chemicals
                               1.1.140.1.2.   Societe commerciale Tardy et
                                              Cie. S.a.r.L. (51.2%)
                                              -distributes chemicals
                    1.1.140.2. Medtrans International S.A. (100%) -holding company for holdings in transportation-businesses
                               1.1.140.2.1.   Medtrans International Maroc
                                              S.a.r.l. (50.9%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                               1.1.140.2.2.   Nord-Ouest Transit S.a.r.l. (100%)
                                              -currently inactive
                               1.1.140.2.3.   Scantrans Immobiliere S.A. (99%)
                                              -provides real estate services
                               1.1.140.2.4.   Transit Commercial "Transco"
                                              S.a.r.l. i.L. (100%)
                                              -currently inactive
                    1.1.140.3. Schenker-BTL S.A. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                               1.1.140.3.1.   Scantrans S.A. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
           1.1.141. Stinnes Stahlhandel GmbH (Essen) (100%)
                    -trades in iron-, steel-, metal-, and
                    synthetic-products, pipes/tubing
           1.1.142. Stinnes Stahlhandel GmbH (Frankfurt/Main) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing
           1.1.143. Stinnes Stahlhandel GmbH (Isernhagen) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing
           1.1.144. Stinnes Stahlhandel GmbH (Bremen) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing

           1.1.145. Stinnes UK Ltd. (100%)
                    -holding company
                    1.1.145.1. BRENNTAG (UK) Ltd. (100%)
                               -distributes chemicals
                               1.1.145.1.1. Emerald Polymers Limited UK (51%) -distributes chemicals
                               1.1.145.1.2.   Farleyway Ltd. (100%)
                                              -distributes chemicals
                    1.1.145.2. Fergusson, Wild & Co. Ltd. (100%)
                               -sells filling material and mineral products
                               1.1.145.2.1. Fordamin Holdings Limited (88.3%) -holding company
                                      1.1.145.2.1.1.  Fordamin Company Limited
                                                      (100%)
                                                      -treats and sells filling
                                                      material
                               1.1.145.2.2.   Frank & Schulte Benelux B.V.
                                              (100%)
                                              -sells all types of raw materials
                               1.1.145.2.3. Goricon Metallurgical Services Ltd. (100%)
                                              -sells all types of raw materials
                               1.1.145.2.4. Microfine Minerals Ltd. (100%) -produces, treats and sells filling materials
                                      1.1.145.2.4.1.  Microfine Hellas A.M.E.
                                                      (99%)
                               1.1.145.2.5.   Quay Minerals Ltd. (100%)
                                              -sells mineral products
                                      1.1.145.2.5.1.  Haiwan Minerals Co. Ltd.
                                                      (100%)
                                                      -produces mineral products
                    1.1.145.3. Schenkers Ltd. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                               1.1.145.3.1.   Schenker-BTL Ltd. (GB London)
                                              (100%)
           1.1.146. Stinnes Verwaltungs- und Dienstleistungs GmbH (100%) -provides services and management-activities of all kinds, particularly office and home-management
                    1.1.146.1. LOGWARE Informationssysteme GmbH (69.8%)
                               -develops, manufactures, and sells electronic equipment
                               1.1.146.1.1. collection software gmbh (100%) -creates and operates software used in retail-business (for example for cash-registers)
                    1.1.146.2. STINNES-data-SERVICE GmbH (100%)
                               -provides organization, programming and data processing services
                    1.1.146.3. Stinnes-Organisationsberatung GmbH (100%)
                               -provides consulting, organization, and
                               data-processing services; produces and sells software
                    1.1.146.4. TS - Touristik Systeme GmbH (100%)
                               -develops and sells software-systems used for data-processing; provides software-support services for travel agencies

                    1.1.146.5. Stinnes Handel GmbH & Co. Beteiligungs OHG
                               (63.3%) (36.7% held by Stinnes Beteiligungs
                               Verwaltungs GmbH)
                               -manages holdings in companies within the
                               shareholders' business-areas
           1.1.147. Transportlader Nurnberg-Further Speditionsgesellschaft mbH
                    -operates delivery-, freighting-, storgage- and
                    commission-businesses
           1.1.148. Tegro AG (90%)
                    -trades in motorcycle-accessories and goods used to repair and maintain motor vehicles
           1.1.149. Toepfer Stahlhandel GmbH (100%)
                    -trades in iron, steel, metals, alloys, synthetics, iron-products, tools, machines and construction materials; processes steel
           1.1.150. Trierer Umschlag- und Lagerhausgesellschaft mbH & Co.KG
                    (90%)
                    -stores a broad range of goods, engages in related shipping and delivery deals
           1.1.151. TRG Transportgesellschaft mbH (96.7%)
                    -operates delivery-, freight-, storage and commission-businesses
           1.1.152. TRILAG Geschaftsfuhrungs GmbH (90%)
                    -cross-dockets and stores a broad range of goods, engages in related shipping and delivery-deals
           1.1.153. Tujuan Utama Sdn. Bhd. (66.7%)
                    -handles customs-formalities
                    1.1.153.1. Schenker Malaysia Sdn. Bhd (51%) (49% held by Stinnes Aktiengesellschaft)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.154. Ulrich Stein GmbH (100%)
                    -operates all types of delivery-, storage-, and commission-businesses
           1.1.155. Viktor E. Kern Ges. MbH (100%)
                    -participates in wholesale- and retail-trade of a broad range of goods
           1.1.156. Walter Patz GmbH (100%)
                    -trades in iron-, steel-, and metal-products, pipes/tubing
           1.1.157. Wambesco Rohstoffhandelsgesellschaft mbH (100%)
                    -trades in raw materials, especially minerals, chemicals and ores
           1.1.158. Willems Stahlhandelsgesellschaft mbH (100%)
                    -trades in iron-, steel-, and metal-products, pipes/tubing
           1.1.159. ZIG - ITC Sp. z o.o. (100%)
                    -inactive; in liquidation
           1.1.160. Zuffo & Co. Speditions G.m.b.H. (100%)
                    -operates an international delivery-business
           1.1.161. Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (Essen) (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.162. Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (Berlin) (100%)
                    -buys and sells, rents out, leases and manages real estate and property

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

ALUMINUM

E.ON AG

1. VAW aluminium AG (100.0) - Engages in the production and processing of aluminum into high-quality aluminum products.
     1.1.  Aluminium-Gemeinschaft Norf GbR (50.0) Management holding company for Aluminium Norf GmbH
     1.2.  Aluminium Norf GmbH (50.0)  Produces aluminum sheet and strip products
     1.3.  Aluminium Oxid Stade GmbH (50.0) Production site for aluminum oxide.
     1.4. Aluminium Service AG (100.0) Slitting facility for flat rolled aluminum products.
     1.5. CASTECH S.A. de C.V. (50.0) Casts and markets aluminum engine blocks and cylinder heads.
     1.6.  Hamburger Aluminium-Werk GmbH (33.3) Smelter for aluminum production.
     1.7. IGS Industrie- und Gewerbepark Service-Ges. Hannover mbH (100.0) Development company for a non-operational site.
     1.8. IGS Industrie- und Gewerbepark Service-Ges. Stade-Butzfleth mbH (100.0) Development company for a non-operational site.
     1.9. SGN-Standortentwicklungs-Gesellschaft Nabwerk mbH (100.0) Development company for a non-operational site.
     1.10. SEG-Standortentwicklungs-Gesellschaft Toging mbH (100.0) Development company for a non-operational site.
     1.11. Starpack Philippines Corporation (100.0) Produces and markets flexible packaging products.
     1.12. Tscheulin-Rothal GmbH (95.9) Produces and markets flexible packaging products.
     1.13. VAW alucast GmbH (100.0) Casts and markets aluminum engine blocks and cylinder heads.
     1.14. VAW aluguss GmbH (100.0)  Non-operating company.
     1.15. VAW Aluminium Canada and Company, Ltd. (100.0) Holding company for majority of VAW shares in Aluminerie Alouette
     1.16. VAW Aluminium Canada, Inc. (100.0) Holding company for VAW shares in Aluminerie Allouette
     1.17. VAW Aluminium-Technologie GmbH (100.0) Engineering/consulting company
     1.18. VAW Aluminium-Verwaltungs-Gesellschaft mbH (100.0) Non-operating company that holds a minority interest in Tscheulin-Rothal.
     1.19. VAW alutubes GmbH (100.0)  Produces Welded aluminum tubes.
     1.20. VAW Auslands-Beteiligungs-GmbH (100.0)  Holding company:
           1.20.1. Bp europack S.p.A. (100.0) Produces and markets flexible packaging products.
           1.20.2.  Propack International Holdings Ltd. (55.0) -Holding company.
                    1.20.2.1. Everweal Ltd. (100.0) Produces and markets flexible packaging products.

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

                               1.20.2.1.1.    Propack Huizhou Ltd.(41.0)
                                              (Propack International Holdings
                                              Ltd owns 54%) Produces and markets
                                              flexible packaging products.
                    1.20.2.2.  Huizhou Propack Plastics Co. Ltd.(73.0) Produces
                               and markets flexible packaging products.
                    1.20.2.3.  Jiangyin Propack Packing Ltd. (98.5) Produces and
                               markets flexible packaging products.
                    1.20.2.4.  Propack Huizhou Ltd. (54.0) (Everweal Ltd. also holds 41.0%) Produces and markets flexible packaging products
                    1.20.2.5. VPS Beijing Propack Company Ltd. (75.0) Produces and markets flexible packaging products
           1.20.3. P.T. Interkemas Flexipack (95.0) Produces and markets flexible packaging products
           1.20.4. Strongpack Public Company Ltd. (49.0) Produces and markets flexible packaging products.
                    1.20.4.1. Strong Thai Pack Ltd. (100.0) Produces and markets flexible packaging products
           1.20.5. Societe Alsacienne d' Aluminium S.A. (99.9) Produces and markets flexible packaging products
           1.20.6.  VAW aluminium France S.A.S. (100.0) Sells and markets
                    VAW products.
           1.20.7.  VAW aluminiumtechnika Kft. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
           1.20.8.  VAW Australia Pty. Ltd. (100.0) Holds 6.2% shares in
                    Tomago smelter.
           1.20.9.  VAW Europack Iberica S.R.L. (100.0) Sells and markets
                    VAW products.
           1.20.10. VAW Europack Ltd. (100.0) Non-operating company.
           1.20.11. VAW highpural KK (100.0) Produces and markets high quality pure aluminum.
           1.20.12. VAW inasa S.A. (97.2) Produces aluminum foil products
                    1.20.12.1. VAW iberica S.A. (100.0) Sells and markets VAW products
           1.20.13. VAW mandl & berger Ges.m.b.H. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
           1.20.14. V.A.W. North American Holdings, Inc. (100.0) - Holding company.
                    1.20.14.1. V.A.W. of America, Inc. (100.0) Produces and markets extruded aluminum products.
                    1.20.14.2. V.A.W. Products, Inc. (100.0) U.S. sales agency for flat rolled aluminum products.
                    1.20.14.3. V.A.W. Tomago, Inc. (100.0) holds 6.2% shares
                    in Tomago smelter.
           1.20.15. VAW Scandinavia A/S (100.0) Sells and markets VAW products.
           1.20.16. VAW slim S.p.A. (100.0) Produces sheet, strip and foil flat rolled aluminum products.
           1.20.17. VAW (UK) Ltd. (100.0) Sells and markets VAW products.
           1.20.18. Vigeland Metal Refinery A/S (50.0) - Produces high quality pure aluminum

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

     1.21. VAW BENELUX N.V./S.A. (100.0)  -Curretly inactive.
     1.22. VAW CARBON GmbH (100.0) Non-operating company.
     1.23. VAW Flussspat-Chemie GmbH (100.0) Non-operating company
     1.24. VAW Giesserei Hannover GmbH (100.0) Casts and markets aluminum billets.
     1.25. VAW highpural GmbH (100.0) produces and markets high quality pure aluminum.
     1.26. VAW-IMCO Gussund Recycling GmbH (50.0) Recycles aluminum
     1.27. VAW-Innwerk Unterstutzungsgesellschaft mbH (75.0) Engages in pension management of former operating company.
     1.28. VAW Kurri Kurri Ownings (99.9)  Holding company for Kurri
           Kurri Smelter
           1.28.1. VAW Kurri Kurri Pty. Ltd. (100.0) Smelter for aluminum production.
     1.29. Grundstucksverwaltungsgesellschaft Neuburg mbH (100.0) Currently inactive.
     1.30. VAW motorcast Ltd. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
     1.31. VAW walzprodukte grevenbroich GmbH (100.0) Currently inactive.
     1.32. LVG Leichtmetall Verwaltungsgesellschaft (100.0) Currently inactive.
     1.33. VAW aluminum industries Sdn. Bhd. Malaysia (65.0) Produces aluminum products (flat-rolled)
     1.34. Rotopak Matbaacilik-Ambalaj Sanayii ve Ticaret A.S. (70.0) Produces and markets flexible packaging products.
     1.35. Rotopas Ambalaj Pazarlamave Dagitim A.S. (70.0) Produces and markets flexible packaging products.
     1.36. Rotogravur Klisecilik-Grafik Sanayii ve Ticaret A.S. (70.0) Produces and markets flexible packaging products.

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


OTHER

1.   AV Packaging GmbH (46.57)
     -holding company for packaging businesses.
     1.1. Schmalback Lubeca AG (97.3)
2.   CCA Holding, Inc (100.0)
     -holding company
     2.1.  CC Metals & Alloys Inc. (100.0)
           -produces ferro-silicon metals for the steel industry
     2.2. VFS, L.L.C. (60.0) (VAW aluminum AG holds a 20.0% interest, and Degussa AG holds a 20.0% interest.)
           -special-purpose finance subsidiary; to be liquidated
3.   RHI AG (10.5)

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